                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-7820
                                  ----------------------------------------------

                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                 64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:     816-531-5575
                                                   -----------------------------

Date of fiscal year end:   03-31
                        --------------------------------------------------------

Date of reporting period:  03-31-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

MID CAP VALUE FUND
SMALL CAP VALUE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

Jonathan Thomas

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Mid
Cap Value and Small Cap Value funds for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,
/s/Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . .     2

MID CAP VALUE

SMALL CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A CHALLENGING PERIOD FOR VALUE STOCKS

The 12 months ended March 31, 2008, were a difficult time for value stocks.
Growth stocks outpaced value by a substantial margin across the capitalization range (see the accompanying table), and momentum investing -- which is essentially the opposite of value investing -- was the favored strategy.

The lagging performance of value stocks was driven in large part by the bursting of the housing market bubble, which led to a meltdown in the subprime lending industry, a liquidity crunch in the credit markets, and a marked slowdown in the U.S. economy. Value-oriented stocks often underperform in a slowing economic environment as investors seek out the steady growth rates of high-quality growth companies.

Financials stocks, which make up a meaningful portion of the value stock universe, were hit the hardest by the subprime turmoil and credit crunch. Many of the country's largest financial institutions faced substantial subprime-related write-downs and credit losses, resulting in steep markdowns in their share prices. Financials stocks slumped despite the Federal Reserve's efforts to shore up the financial system with short-term interest rate cuts and injections of liquidity.

The economic slowdown and credit issues triggered unusually high levels of stock market volatility. Several of the major U.S. stock indexes hit all-time highs, then suffered their first 10% correction since 2003. The last three months of the period brought the worst quarterly performance for stocks in nearly six years as the credit crunch deepened and a recession loomed.

THE BRIGHT SIDE

There were a few silver linings in the otherwise clouded financial markets.
Value stocks outperformed in the final three months of the period, pointing up the importance of downside protection in a highly volatile market environment.
In addition, good security selection became increasingly important, which plays to our strengths--rigorous analysis and research to separate companies with weaker business models from those that are fundamentally sound.

The period also brought the resurgence of large-cap stocks, which often tend to hold up well when the economy slows and the stock market is in turmoil.
Despite their recent outperformance, large-cap issues remain the least expensive segment of the market.

U.S. Stock Index Returns
For the 12 months ended March 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -5.40%
Russell 1000 Growth Index             -0.75%
Russell 1000 Value Index              -9.99%

RUSSELL MIDCAP INDEX                  -8.92%
Russell Midcap Growth Index           -4.55%
Russell Midcap Value Index           -14.12%

RUSSELL 2000 INDEX (SMALL-CAP)       -13.00%
Russell 2000 Growth Index             -8.94%
Russell 2000 Value Index             -16.88%

------
2

PERFORMANCE
Mid Cap Value

Total Returns as of March 31, 2008
                                             Average Annual Returns

                                                      Since           Inception
                                    1 year          Inception            Date

INVESTOR CLASS                     -10.84%            9.39%            3/31/04

RUSSELL MIDCAP VALUE INDEX(1)      -14.12%            9.39%               --

Institutional Class                -10.67%           10.25%             8/2/04

Advisor Class                      -11.07%            7.35%            1/13/05

R Class                            -11.30%            4.05%            7/29/05

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call
1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 2004

One-Year Returns Over Life of Class
Periods ended March 31
                                 2005     2006    2007      2008
Investor Class                  16.63%   17.62%  17.12%   -10.84%

Russell Midcap Value Index      18.34%   20.30%  17.13%   -14.12%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Mid Cap Value

Portfolio Managers: Scott Moore, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

Mid Cap Value returned -10.84%* for the 12 months ended March 31, 2008. By comparison, the median return for Morningstar's Mid Cap Value category**
(whose performance, like Mid Cap Value's, reflects fund operating expenses)
was -11.02%. The fund's benchmark, the Russell Midcap Value Index, returned
-14.12%. Its returns do not include fund expenses.

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered Mid Cap Value's absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the
Russell Midcap Value Index. For much of the period, investors favored companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. But in spite of these negative factors, Mid Cap
Value benefited from strong security selection and our continued emphasis on less-risky businesses with sound balance sheets.

Since its inception on March 31, 2004, Mid Cap Value has produced an average annualized return of 9.39%, identical to that of the Russell Midcap Value
Index.

CONSUMER STAPLES LED PORTFOLIO

On the positive side, an overweight in consumer staples companies contributed to absolute and relative performance. Our valuation work uncovered a number of attractively priced businesses -- industry leaders with high and sustainable market-share positions, solid returns on capital, and good financial strength.
Adding significant value was our basket of high-profile food stocks, household products companies, and beverage makers.

We owned Diamond Foods, which processes and distributes nuts and other snack foods. In addition to beating earnings forecasts, the company has continued to upgrade operating performance, expand sales channels, and improve its returns on capital. Another holding was processed food manufacturer H.J. Heinz. The company has streamlined its suite of products and is enjoying strong sales of its top brands. We also held Kimberly-Clark Corp., one of the largest makers of personal-care and paper products, which has benefited from price increases and cost-cutting initiatives.

Top Ten Holdings as of March 31, 2008
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                         3/31/08      9/30/07
Bemis Co., Inc.                           3.4%         1.9%
Kimberly-Clark Corp.                      2.9%         1.7%
Portland General Electric Co.             2.7%         2.0%
Southwest Gas Corp.                       2.6%         1.4%
Kraft Foods Inc. Cl A                     2.5%         2.8%
International Speedway Corp. Cl A         2.1%         2.0%
iShares S&P MidCap 400 Index Fund         1.8%         3.4%
Speedway Motorsports Inc.                 1.8%         2.5%
Beckman Coulter, Inc.                     1.7%         0.9%
Marshall & Ilsley Corp.                   1.7%         1.3%

* All fund returns referenced in this commentary are for Investor Class shares.

** ©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

Mid Cap Value

ALLOCATION TO UTILITIES ADDED VALUE

Security selection in the utilities sector enhanced our results against the benchmark. Notable contributors included Puget Energy, Inc. and Dominion
Resources. Puget Energy, which delivers electricity and gas to customers in
Washington State, agreed to be acquired by a private equity group for $30 per share. Dominion Resources, a provider of gas and electric services primarily in Northeastern, Mid-Atlantic and Midwestern states, used proceeds from the sale of some of its exploration and production businesses to repurchase roughly 16% of its outstanding shares through a Dutch auction, in which we participated.

FINANCIALS SLOWED PROGRESS

Despite an underweight position, the broad decline in the financials sector was a drag on both absolute and relative performance. Detracting the most was our greater-than- the-benchmark allocation to thrifts -- specifically MGIC
Investment Corp., the nation's largest private mortgage insurer, and Freddie
Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of homeownership. Both stocks declined on news of bigger-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

Our mix of insurance stocks also hindered progress. A top detractor was Ambac
Financial Group, a leading municipal bond insurer. Its stock declined on concerns about bond insurers in general and the company's exposure to mortgage-related loans.

ENERGY POSITION HAMPERED RESULTS

The portfolio's underweight position in the energy sector -- the top performer in the benchmark -- slowed relative performance. Because of valuations, we did not own some major integrated oil companies and refining companies, such as
Hess Corp. and Chesapeake Energy Corp.

OUTLOOK

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. We see opportunities in health care, consumer staples, and industrials stocks, reflected by our overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller relative weightings in financials, telecommunications, and energy stocks.

Top Five Industries as of March 31, 2008
                                       % of         % of
                                    net assets   net assets
                                       as of        as of
                                      3/31/08      9/30/07
Food Products                          9.2%         9.6%
Insurance                              6.2%         8.9%
Electric Utilities                     5.8%         4.5%
Commercial Banks                       5.7%         9.2%
Gas Utilities                          5.4%         2.0%

Types of Investments in Portfolio
                                        % of         % of
                                     net assets   net assets
                                        as of        as of
                                       3/31/08      9/30/07
Common Stocks                           96.6%        98.3%
Temporary Cash Investments              1.5%         1.8%
Other Assets and Liabilities(1)         1.9%        (0.1)%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Mid Cap Value

MARCH 31, 2008

Shares                                                                     Value

Common Stocks -- 96.6%

AIRLINES -- 1.0%
    271,203  Southwest Airlines Co.                                  $ 3,362,919
                                                                    ------------
AUTO COMPONENTS -- 0.9%
     54,432  Autoliv, Inc.                                             2,732,486
                                                                    ------------
AUTOMOBILES -- 1.3%
     43,100  Bayerische Motoren Werke AG ORD                           2,379,066
    115,102  Winnebago Industries, Inc.(1)                             1,945,224
                                                                    ------------
                                                                       4,324,290
                                                                    ------------
BEVERAGES -- 2.1%
    102,862  Anheuser-Busch Companies, Inc.                            4,880,802
     19,700  Coca-Cola Enterprises Inc.                                  476,740
     42,500  Pepsi Bottling Group Inc.                                 1,441,175
                                                                    ------------
                                                                       6,798,717
                                                                    ------------
BUILDING PRODUCTS -- 0.6%
     89,248  Masco Corp.                                               1,769,788
                                                                    ------------
CAPITAL MARKETS -- 2.2%
     43,100  AllianceBernstein Holding L.P.                            2,731,678
     39,900  Ameriprise Financial Inc.                                 2,068,815
     37,900  Legg Mason, Inc.                                          2,121,642
                                                                    ------------
                                                                       6,922,135
                                                                    ------------
CHEMICALS -- 2.4%
     77,900  Ferro Corp.                                               1,157,594
     45,239  International Flavors & Fragrances Inc.                   1,992,778
     48,901  Minerals Technologies Inc.                                3,070,983
     56,800  Olin Corp.                                                1,122,368
      8,900  Rohm and Haas Co.                                           481,312
                                                                    ------------
                                                                       7,825,035
                                                                    ------------
COMMERCIAL BANKS -- 5.7%
    101,000  Associated Banc-Corp                                      2,689,630
     80,020  Commerce Bancshares, Inc.                                 3,363,241
    230,916  Marshall & Ilsley Corp.                                   5,357,251
    123,519  South Financial Group Inc. (The)                          1,835,492
     47,606  SunTrust Banks, Inc.                                      2,624,995
     42,200  United Bankshares, Inc.                                   1,124,630
     30,100  Zions Bancorporation                                      1,371,055
                                                                    ------------
                                                                      18,366,294
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES -- 5.2%
     83,200  Avery Dennison Corp.                                      4,097,600
    110,493  HNI Corp.(1)                                              2,971,157
     86,059  Pitney Bowes, Inc.                                        3,013,786

     Shares                                                                Value

     70,898  Republic Services, Inc.                                 $ 2,073,058
    136,444  Waste Management, Inc.                                    4,579,060
                                                                    ------------
                                                                      16,734,661
                                                                    ------------
COMPUTERS & PERIPHERALS -- 2.1%
     97,651  Diebold, Inc.                                             3,666,795
    106,600  Emulex Corp.(2)                                           1,731,184
     84,325  QLogic Corp.(2)                                           1,294,389
                                                                    ------------
                                                                       6,692,368
                                                                    ------------
CONTAINERS & PACKAGING -- 3.4%
    435,709  Bemis Co., Inc.                                          11,080,080
                                                                    ------------
DISTRIBUTORS -- 0.9%
     68,294  Genuine Parts Co.                                         2,746,785
                                                                    ------------
DIVERSIFIED -- 1.8%
     75,820  iShares S&P MidCap 400 Index Fund                         5,891,972
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
     49,800  McGraw-Hill Companies, Inc. (The)                         1,840,110
                                                                    ------------
ELECTRIC UTILITIES -- 5.8%
    102,582  Empire District Electric Co.(1)                           2,077,286
     65,583  IDACORP, Inc.                                             2,105,870
    381,109  Portland General Electric Co.                             8,594,008
    168,100  Sierra Pacific Resources                                  2,123,103
    163,000  Westar Energy Inc.                                        3,711,510
                                                                    ------------
                                                                      18,611,777
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.3%
     92,300  Hubbell Inc. Cl B                                         4,032,587
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
     40,591  Littelfuse, Inc.(2)                                       1,419,467
    199,584  Molex Inc.                                                4,622,366
    109,989  Tyco Electronics Ltd.                                     3,774,822
    232,700  Vishay Intertechnology, Inc.(2)                           2,108,262
                                                                    ------------
                                                                      11,924,917
                                                                    ------------
FOOD PRODUCTS -- 9.2%
    107,800  Campbell Soup Co.                                         3,659,810
    169,890  ConAgra Foods, Inc.                                       4,068,866
     77,015  Diamond Foods Inc.                                        1,397,052
     31,622  General Mills, Inc.                                       1,893,525
    104,875  H.J. Heinz Co.                                            4,925,978
     71,677  Hershey Co. (The)                                         2,700,073
     39,200  Kellogg Co.                                               2,060,352
    255,613  Kraft Foods Inc. Cl A                                     7,926,558
     62,420  Maple Leaf Foods Inc. ORD                                   793,591
                                                                    ------------
                                                                      29,425,805
                                                                    ------------

------
7
Mid Cap Value

Shares                                                                     Value

GAS UTILITIES -- 5.4%
     14,200  AGL Resources Inc.                                        $ 487,344
    139,900  Nicor Inc.                                                4,688,049
    298,355  Southwest Gas Corp.                                       8,342,006
    123,315  WGL Holdings Inc.                                         3,953,479
                                                                    ------------
                                                                      17,470,878
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
     83,212  Beckman Coulter, Inc.                                     5,371,335
     37,000  Boston Scientific Corp.(2)                                  476,190
     26,100  Covidien Ltd.                                             1,154,925
     40,716  STERIS Corp.                                              1,092,410
    130,755  Symmetry Medical Inc.(2)                                  2,170,533
                                                                    ------------
                                                                      10,265,393
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.2%
     69,700  LifePoint Hospitals Inc.(2)                               1,914,659
     38,637  Universal Health Services, Inc. Cl B                      2,074,421
                                                                    ------------
                                                                       3,989,080
                                                                    ------------
HEALTH CARE TECHNOLOGY -- 0.3%
     52,400  IMS Health Inc.                                           1,100,924
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE -- 3.9%
    162,533  International Speedway Corp. Cl A                         6,696,360
    228,271  Speedway Motorsports Inc.                                 5,722,754
                                                                    ------------
                                                                      12,419,114
                                                                    ------------
HOUSEHOLD DURABLES -- 1.6%
     49,400  Hunter Douglas N.V. ORD                                   3,340,746
     20,800  Whirlpool Corp.                                           1,805,024
                                                                    ------------
                                                                       5,145,770
                                                                    ------------
HOUSEHOLD PRODUCTS -- 3.5%
     36,900  Clorox Co.                                                2,090,016
    141,919  Kimberly-Clark Corp.                                      9,160,871
                                                                    ------------
                                                                      11,250,887
                                                                    ------------
INSURANCE -- 6.2%
     95,604  Allstate Corp.                                            4,594,728
     42,200  Chubb Corp.                                               2,088,056
    101,578  Gallagher (Arthur J.) & Co.                               2,399,272
     76,727  Genworth Financial Inc. Cl A                              1,737,099
     31,881  Hartford Financial Services Group Inc. (The)              2,415,623
    116,850  Horace Mann Educators Corp.                               2,042,538
    190,317  Marsh & McLennan Companies, Inc.                          4,634,219
                                                                    ------------
                                                                      19,911,535
                                                                    ------------

Shares                                                                     Value

LEISURE EQUIPMENT & PRODUCTS -- 1.5%
     50,100  Hasbro, Inc.                                            $ 1,397,790
     27,100  Polaris Industries Inc.(1)                                1,111,371
    112,516  RC2 Corp.(2)                                              2,359,461
                                                                    ------------
                                                                       4,868,622
                                                                    ------------
MACHINERY -- 3.1%
    369,378  Altra Holdings Inc.(2)                                    4,968,134
     58,000  Dover Corp.                                               2,423,240
     55,200  Kaydon Corp.                                              2,423,832
                                                                    ------------
                                                                       9,815,206
                                                                    ------------
MULTI-UTILITIES -- 3.4%
     46,800  Ameren Corp.                                              2,061,072
    138,257  Puget Energy, Inc.                                        3,576,709
     95,000  Wisconsin Energy Corp.                                    4,179,050
     56,200  Xcel Energy Inc.                                          1,121,190
                                                                    ------------
                                                                      10,938,021
                                                                    ------------
MULTILINE RETAIL -- 0.1%
     24,900  Family Dollar Stores, Inc.                                  485,550
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS -- 2.0%
     22,451  Apache Corp.                                              2,712,530
     63,952  Equitable Resources Inc.                                  3,766,773
                                                                    ------------
                                                                       6,479,303
                                                                    ------------
PAPER & FOREST PRODUCTS -- 1.6%
     88,185  MeadWestvaco Corp.                                        2,400,396
     42,436  Weyerhaeuser Co.                                          2,760,037
                                                                    ------------
                                                                       5,160,433
                                                                    ------------
PHARMACEUTICALS -- 1.2%
     98,800  Bristol-Myers Squibb Co.                                  2,104,440
     65,269  Watson Pharmaceuticals, Inc.(2)                           1,913,687
                                                                    ------------
                                                                       4,018,127
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.8%
     21,800  Boston Properties Inc.                                    2,007,126
     84,832  Education Realty Trust, Inc.(1)                           1,066,338
     47,900  Host Hotels & Resorts Inc.                                  762,568
      7,900  Kimco Realty Corp.                                          309,443
      8,900  Public Storage Inc.                                         788,718
     71,100  Rayonier, Inc.                                            3,088,584
     32,000  Realty Income Corp.(1)                                      819,840
                                                                    ------------
                                                                       8,842,617
                                                                    ------------
ROAD & RAIL -- 0.3%
     78,200  Heartland Express, Inc.(1)                                1,115,132
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
     66,200  KLA-Tencor Corp.                                          2,456,020
     86,900  Teradyne, Inc.(2)                                         1,079,298
                                                                    ------------
                                                                       3,535,318
                                                                    ------------

------
8
Mid Cap Value

Shares                                                                     Value

SOFTWARE -- 0.6%
     79,258  Synopsys, Inc.(2)                                       $ 1,799,949
                                                                    ------------
SPECIALTY RETAIL -- 0.9%
    105,097  Lowe's Companies, Inc.                                    2,410,925
      9,400  Sherwin-Williams Co.                                        479,776
                                                                    ------------
                                                                       2,890,701
                                                                    ------------
THRIFTS & MORTGAGE FINANCE -- 2.0%
    282,500  People's United Financial, Inc.                           4,890,075
     61,000  Washington Federal, Inc.                                  1,393,240
                                                                    ------------
                                                                       6,283,315
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
     22,800  Grainger (W.W.), Inc.                                     1,741,692
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $320,510,769)                                                  310,610,293
                                                                    ------------

Temporary Cash Investments -- 1.5%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations, 7.875%,
2/15/21, valued at $4,808,146), in a joint trading account at
1.30%, dated 3/31/08, due 4/1/08 (Delivery value $4,700,170)
(Cost $4,700,000)                                                      4,700,000
                                                                    ------------

Temporary Cash Investments - Securities
Lending Collateral(3) -- 2.3%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08 due 4/1/08 (Delivery
value $2,125,746)                                                    $ 2,125,610

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$1,130,559)                                                            1,130,487

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08
(Delivery value $2,125,133)                                            2,125,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $2,125,127)                                 2,125,000
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $7,506,097)                                                      7,506,097
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $332,716,866)                                                  322,816,390
                                                                    ------------
OTHER ASSETS AND LIABILITIES -- (0.4)%                               (1,416,077)
                                                                    ------------
TOTAL NET ASSETS -- 100.0%                                          $321,400,313
                                                                    ============

Forward Foreign Currency Exchange Contracts
                               Settlement                             Unrealized
     Contracts to Sell            Date                Value          Gain (Loss)

     738,179  CAD for USD       4/30/08           $ 718,781              $ 9,799
   3,684,213  Euro for USD      4/30/08           5,809,151                6,952
                                               ------------         ------------
                                                 $6,527,932              $16,751
                                               ============         ============
(Value on Settlement Date $6,544,683)

Notes to Schedule of Investments

CAD = Canadian Dollar

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of March 31, 2008, securities with an aggregate value of $5,719,812, which represented 1.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
Small Cap Value

Total Returns as of March 31, 2008
                                           Average Annual Returns

                                                         Since      Inception
                                  1 year    5 years    Inception       Date

INVESTOR CLASS                   -12.22%    14.49%       12.38%      7/31/98

RUSSELL 2000 VALUE INDEX(1)      -16.88%    15.45%       9.06%          --

Institutional Class              -12.05%    14.69%       13.35%      10/26/98

Advisor Class                    -12.51%    14.24%       14.05%      12/31/99

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Small Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made July 31, 1998

One-Year Returns Over Life of Class
Periods ended March 31
               1999*       2000       2001      2002      2003       2004      2005      2006      2007       2008

Investor
Class          -4.24%     14.37%     36.51%    33.97%    -21.55%    51.53%    14.00%    18.67%     9.38%    -12.22%

Russell 2000
Value
Index         -12.23%     13.26%     19.45%    23.74%    -23.27%    64.49%    9.79%     23.77%    10.38%    -16.88%

*From 7/31/98, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's performance may be affected by investments in initial public offerings.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY

Small Cap Value

Portfolio Managers: Ben Giele and James Pitman

Portfolio manager Steve Roth left American Century Investments in March to pursue another career opportunity. He has been replaced by James Pitman, previously a senior investment analyst for the portfolio.

PERFORMANCE SUMMARY

Small Cap Value returned -12.22%* for the 12 months ended March 31, 2008. By comparison, its benchmark, the Russell 2000 Value Index, returned -16.88%. The portfolio's returns reflect operating expenses while the index's returns do not. The Lipper Small-Cap Value Funds Index, which includes fund expenses, returned -13.51%.**

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered Small Cap Value's absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the
Russell 2000 Value Index. For much of the period, the market was momentum-driven -- investors preferred stocks that were already strong performers. The key to our outperformance was our continued focus on higher-quality businesses with sound balance sheets and our risk-controlled investment approach. Our results were also enhanced by takeovers, which affected more than 20 of our holdings. Contributing modestly was our participation in some initial public offerings.

Since Small Cap Value's inception on July 31, 1998, the portfolio has produced an average annualized return of 12.38%, outpacing the benchmark's return of
9.06% for that period (see performance information on pages 10-11).

CONSUMER DISCRETIONARY ENHANCED RESULTS

On the positive side, strong security selection boosted performance in the consumer discretionary sector, which trailed all others in the benchmark. We sidestepped many of the decliners; for instance, we held few homebuilders, an industry that struggled over the period. One top holding was Rare Hospitality
International, the owner of two steak-specialty chains, which was acquired by casual dining company Darden Restaurants.

INDUSTRIALS, INFORMATION TECHNOLOGY CONTRIBUTED

Our position in industrials enhanced results. One notable contributor was FTI
Consulting, a global provider of bankruptcy, restructuring, and forensic services, which exceeded earnings expectations on greater demand for bankruptcy services amid the subprime turmoil.

Top Ten Holdings as of March 31, 2008
                                                              % of         % of
                                                           net assets   net assets
                                                              as of       as of
                                                             3/31/08     9/30/07
Parametric Technology Corp.                                   2.5%         2.5%
HCC Insurance Holdings, Inc.                                  2.4%         1.2%
Sybase, Inc.                                                  2.1%         2.5%
Aspen Insurance Holdings Ltd., 5.625%, 12/31/49 (Conv.
Pref.)                                                        1.8%         1.3%
Bemis Co., Inc.                                               1.3%         0.8%
Granite Construction Inc.                                     1.0%         0.3%
iShares Russell 2000 Value Index Fund                         1.0%         1.7%
Double Hull Tankers Inc.                                      0.9%         0.2%
Fulton Financial Corp.                                        0.9%         0.9%
First Midwest Bancorp, Inc.                                   0.8%         1.0%

* All fund returns referenced in this commentary are for Investor Class shares.

** The Lipper Small-Cap Value Funds Index returned 16.23% for the five-year period ended March 31, 2008..

------
12

Small Cap Value

Our mix of information technology names also added to relative progress. A top contributor was long-term holding Sybase, Inc. The data management software company reported solid earnings and announced a tender offer to repurchase up to $300 million of its common stock.

ENERGY ADDED VALUE

Although the portfolio was conservatively positioned among energy names, the sector provided a significant contributor -- W&T Offshore, an oil and natural gas exploration and production company with primary activities in the Gulf of
Mexico. We believe the stock was overly punished for 2007 earnings stumbles;
it has rebounded sharply on energy price increases and the announcement of a robust 2008 drilling program.

FINANCIALS PROVIDED KEY DETRACTOR

Many financials firms came under pressure amid the subprime lending fallout and suffered further in the credit crisis that followed. Our complement of stocks experienced lesser declines but yielded a top detractor. Getty Realty
Corp., a publicly-traded U.S. real estate investment trust, announced that its largest tenant, an affiliate of the Russian energy company Lukoil, was pressuring Getty to renegotiate lease terms on retail fuel and convenience store properties, which could potentially reduce rent and income to Getty while increasing risk.

MATERIALS HAMPERED PROGRESS

Materials was an area of relative weakness. Because stock prices there have been largely momentum-driven, we have limited our exposure. For example, we held a smaller-than-the-benchmark position in CF Industries Holdings, a major distributor of fertilizer products, whose earnings were propelled by rapidly rising prices for nitrogen and phosphate. Although the stock was one of our best absolute performers, our decision to underweight it detracted as its share price rose dramatically.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. In our search for companies that are undervalued, we will structure exposure to market segments based on the attractiveness of individual companies. The portfolio is broadly diversified, with larger positions than the benchmark in industrials, information technology, and health care. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials stocks.

Top Five Industries as of March 31, 2008
                                              % of         % of
                                           net assets   net assets
                                              as of        as of
                                             3/31/08      9/30/07
Insurance                                     8.6%         7.1%
Commercial Banks                              6.0%         7.0%
Software                                      5.9%         6.6%
Real Estate Investment Trusts (REITs)         4.5%         4.5%
Capital Markets                               4.3%         5.0%

Types of Investments in Portfolio
                                              % of         % of
                                           net assets   net assets
                                              as of       as of
                                             3/31/08     9/30/07
Common Stocks & Rights                        92.2%       96.5%
Convertible Preferred Stocks                  2.8%         1.3%
Preferred Stocks                              1.0%         0.5%
TOTAL EQUITY EXPOSURE                         96.0%       98.3%
Temporary Cash Investments                    3.9%         1.2%
Other Assets and Liabilities(1)               0.1%         0.5%

(1) Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
Small Cap Value

MARCH 31, 2008

Shares                                                                       Value

Common Stocks & Rights -- 92.2%

AEROSPACE & DEFENSE -- 2.5%
     285,000  AeroVironment, Inc.(1)                                    $5,828,250
      25,000  Alliant Techsystems Inc.(1)                                2,588,250
      85,000  American Science and Engineering, Inc.(2)                  4,638,450
      70,000  Curtiss-Wright Corp.                                       2,903,600
      95,000  DRS Technologies, Inc.                                     5,536,600
      70,000  Esterline Technologies Corp.(1)                            3,525,900
     100,000  Moog Inc. Cl A(1)                                          4,221,000
     100,000  Triumph Group, Inc.(2)                                     5,693,000
                                                                     -------------
                                                                        34,935,050
                                                                     -------------
AIRLINES -- 0.3%
     115,000  Alaska Air Group, Inc.(1)                                  2,256,300
      85,000  SkyWest, Inc.                                              1,795,200
                                                                     -------------
                                                                         4,051,500
                                                                     -------------
AUTO COMPONENTS -- 1.0%
     115,000  Aftermarket Technology Corp.(1)                            2,235,600
     105,000  American Axle & Manufacturing Holdings, Inc.               2,152,500
     265,000  ArvinMeritor, Inc.                                         3,315,150
      85,000  Lear Corp.(1)                                              2,202,350
     105,000  Superior Industries International, Inc.(2)                 2,178,750
      80,000  Tenneco Inc.(1)                                            2,235,200
                                                                     -------------
                                                                        14,319,550
                                                                     -------------
BUILDING PRODUCTS -- 0.6%
     985,000  Griffon Corp.(1)                                           8,471,000
                                                                     -------------
CAPITAL MARKETS -- 4.3%
     615,000  Apollo Investment Corp.(2)                                 9,735,449
     765,000  Ares Capital Corp.(2)                                      9,616,050
     255,000  Ares Capital Corp. Rights(2)                                 142,800
     149,531  Calamos Asset Management, Inc. Cl A                        2,434,365
     750,000  Cowen Group Inc.(1)(2)(3)                                  5,317,500
     445,000  HFF, Inc. Cl A(1)                                          2,229,450
     530,000  Highland Distressed Opportunities Inc.                     3,704,700
      55,000  Lazard Ltd Cl A                                            2,101,000
     480,000  MCG Capital Corp.(2)                                       4,363,200
      68,571  MCG Capital Corp. Rights                                      73,371
     265,000  MVC Capital Inc.(2)                                        4,038,600
                                                                     -------------
     615,000  Patriot Capital Funding, Inc.(2)                           6,439,050
                                                                     -------------

      Shares                                                                 Value

     494,954  PennantPark Investment Corp.                              $4,212,059
     335,000  TradeStation Group, Inc.(1)                                2,854,200
      85,000  Waddell & Reed Financial, Inc. Cl A                        2,731,050
                                                                     -------------
                                                                        59,992,844
                                                                     -------------
CHEMICALS -- 2.7%
      55,000  Arch Chemicals, Inc.                                       2,049,300
      50,000  CF Industries Holdings, Inc.                               5,181,000
      80,000  Cytec Industries Inc.                                      4,308,000
     115,000  Ferro Corp.                                                1,708,900
      95,000  H.B. Fuller Co.                                            1,938,950
      42,703  Hawkins, Inc.                                                649,086
     255,000  Hercules Inc.                                              4,663,950
     300,000  Innophos Holdings, Inc.(2)                                 4,827,000
      70,000  Minerals Technologies Inc.                                 4,396,000
      95,000  OM Group, Inc.(1)                                          5,181,300
      75,000  Sensient Technologies Corp.                                2,211,750
                                                                     -------------
                                                                        37,115,236
                                                                     -------------
COMMERCIAL BANKS -- 5.7%
     290,000  Central Pacific Financial Corp.                            5,466,500
      90,000  City National Corp.                                        4,451,400
      95,000  Cullen/Frost Bankers, Inc.                                 5,038,800
     425,000  First Midwest Bancorp, Inc.                               11,802,250
     170,000  FirstMerit Corp.                                           3,512,200
     965,000  Fulton Financial Corp.                                    11,859,850
     746,708  Hanmi Financial Corp.                                      5,518,172
     100,000  Pacific Capital Bancorp                                    2,150,000
     315,000  South Financial Group Inc. (The)                           4,680,900
   1,050,000  Sterling Bancshares, Inc.                                 10,437,000
     315,000  TCF Financial Corp.                                        5,644,800
     275,000  Wilmington Trust Corporation                               8,552,500
                                                                     -------------
                                                                        79,114,372
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES -- 2.4%
     355,000  ACCO Brands Corp.(1)(2)                                    4,817,350
     405,000  American Ecology Corp.(2)                                 10,258,650
     100,000  G&K Services Inc. Cl A                                     3,561,000
     105,000  Heidrick & Struggles International, Inc.                   3,415,650
     165,000  Herman Miller Inc.                                         4,054,050
      40,000  United Stationers Inc.(1)                                  1,908,000
      65,000  Waste Connections, Inc.(1)                                 1,998,100
      50,000  Watson Wyatt Worldwide, Inc. Cl A                          2,837,500
                                                                     -------------
                                                                        32,850,300
                                                                     -------------

------
14

Small Cap Value

      Shares                                                                 Value

COMMUNICATIONS EQUIPMENT -- 0.4%
     145,000  Bel Fuse Inc.                                             $4,039,700
     110,000  Plantronics, Inc.                                          2,124,100
                                                                     -------------
                                                                         6,163,800
                                                                     -------------
COMPUTERS & PERIPHERALS -- 1.6%
     415,000  Electronics for Imaging, Inc.(1)                           6,191,800
     510,000  Emulex Corp.(1)                                            8,282,400
      95,000  Imation Corp.                                              2,160,300
     110,000  Lexmark International, Inc. Cl A(1)                        3,379,200
     320,000  Rackable Systems, Inc.(1)(2)                               2,918,400
                                                                     -------------
                                                                        22,932,100
                                                                     -------------
CONSTRUCTION & ENGINEERING -- 1.6%
     250,000  EMCOR Group Inc.(1)                                        5,552,500
     435,000  Granite Construction Inc.                                 14,228,850
     165,000  Sterling Construction Co., Inc.(1)                         3,006,300
                                                                     -------------
                                                                        22,787,650
                                                                     -------------
CONSUMER FINANCE -- 0.3%
     560,000  Advance America, Cash Advance Centers, Inc.                4,228,000
                                                                     -------------
CONTAINERS & PACKAGING -- 1.4%
      55,000  AptarGroup, Inc.                                           2,141,150
     700,000  Bemis Co., Inc.                                           17,801,000
                                                                     -------------
                                                                        19,942,150
                                                                     -------------
DISTRIBUTORS -- 0.3%
     147,768  Core-Mark Holding Co., Inc.(1)(2)                          4,246,852
                                                                     -------------
DIVERSIFIED -- 1.3%
      40,000  iShares Russell 2000 Index Fund                            2,740,400
     210,000  iShares Russell 2000 Value Index Fund                     13,769,700
      30,000  iShares S&P SmallCap 600/BARRA Value Index Fund            1,962,900
                                                                     -------------
                                                                        18,473,000
                                                                     -------------
DIVERSIFIED CONSUMER SERVICES -- 0.5%
     620,000  Corinthian Colleges Inc.(1)                                4,482,600
     100,000  Regis Corp.                                                2,749,000
                                                                     -------------
                                                                         7,231,600
                                                                     -------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
     430,000  Asset Acceptance Capital Corp.(2)                          4,140,900
                                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     410,000  Iowa Telecommunications Services Inc.                      7,269,300
                                                                     -------------

      Shares                                                                 Value

ELECTRIC UTILITIES -- 3.1%
     145,000  Cleco Corp.                                               $3,216,100
     475,000  Empire District Electric Co.(2)                            9,618,750
     465,000  Great Plains Energy Inc.                                  11,462,250
     335,000  MGE Energy, Inc.(2)                                       11,410,100
      85,000  Portland General Electric Co.                              1,916,750
     250,000  Westar Energy Inc.                                         5,692,500
                                                                     -------------
                                                                        43,316,450
                                                                     -------------
ELECTRICAL EQUIPMENT -- 1.4%
      65,000  Acuity Brands Inc.                                         2,791,750
      60,000  Belden Inc.                                                2,119,200
     115,000  Brady Corp. Cl A                                           3,844,450
      35,000  General Cable Corp.(1)                                     2,067,450
      85,000  Hubbell Inc. Cl B                                          3,713,650
     150,000  LSI Industries Inc.                                        1,981,500
      80,000  Regal-Beloit Corp.                                         2,930,400
                                                                     -------------
                                                                        19,448,400
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.7%
      30,000  Anixter International Inc.(1)                              1,921,200
     430,000  Benchmark Electronics Inc.(1)                              7,718,500
      70,000  Coherent, Inc.(1)                                          1,952,300
     250,000  Electro Scientific Industries Inc.(1)                      4,120,000
     120,000  Insight Enterprises Inc.(1)                                2,100,000
      80,000  Littelfuse, Inc.(1)                                        2,797,600
      85,000  Park Electrochemical Corp.                                 2,197,250
     100,000  Rogers Corp.(1)                                            3,341,000
     110,000  Technitrol, Inc.                                           2,544,300
     940,000  Vishay Intertechnology, Inc.(1)                            8,516,400
                                                                     -------------
                                                                        37,208,550
                                                                     -------------
ENERGY EQUIPMENT & SERVICES -- 3.3%
     345,000  Cal Dive International, Inc.(1)                            3,581,100
      70,000  Exterran Holdings, Inc.(1)                                 4,517,800
     350,000  Global Industries Ltd.(1)                                  5,631,500
     365,000  Helix Energy Solutions Group, Inc.(1)                     11,497,500
      45,000  Hornbeck Offshore Services Inc.(1)                         2,055,150
     290,000  Key Energy Services, Inc.(1)                               3,891,800
      85,000  Lufkin Industries Inc.                                     5,424,700
     325,000  North American Energy Partners Inc.(1)                     4,985,500
      80,000  Oil States International, Inc.(1)                          3,584,800
                                                                     -------------
                                                                        45,169,850
                                                                     -------------

------
15

Small Cap Value

      Shares                                                                 Value

FOOD & STAPLES RETAILING -- 1.5%
      80,000  BJ's Wholesale Club Inc.(1)                               $2,855,200
     125,000  Casey's General Stores, Inc.                               2,825,000
      85,000  Performance Food Group Co.(1)                              2,777,800
       8,387  Village Super Market, Inc. Cl A                              431,931
     330,000  Weis Markets Inc.                                         11,375,100
                                                                     -------------
                                                                        20,265,031
                                                                     -------------
FOOD PRODUCTS -- 3.0%
     765,000  B&G Foods, Inc. Cl A                                       8,415,000
      55,000  Corn Products International Inc.                           2,042,700
     220,000  Del Monte Foods Co.                                        2,096,600
     310,000  Diamond Foods Inc.                                         5,623,400
     120,000  Farmer Bros. Co.(2)                                        2,776,800
      95,000  Hain Celestial Group, Inc. (The)(1)                        2,802,500
     275,000  J&J Snack Foods Corp.                                      7,554,250
      40,000  J.M. Smucker Co. (The)                                     2,024,400
      65,000  Lancaster Colony Corp.                                     2,597,400
      85,000  Pilgrim's Pride Corp.                                      1,719,550
      45,000  Ralcorp Holdings, Inc.(1)                                  2,616,750
      85,000  Reddy Ice Holdings Inc.                                    1,107,550
                                                                     -------------
                                                                        41,376,900
                                                                     -------------
GAS UTILITIES -- 1.7%
      80,000  AGL Resources Inc.                                         2,745,600
     220,000  Atmos Energy Corp.                                         5,610,000
      85,000  Nicor Inc.                                                 2,848,350
     300,000  Southwest Gas Corp.                                        8,388,000
     125,000  WGL Holdings Inc.                                          4,007,500
                                                                     -------------
                                                                        23,599,450
                                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.7%
     530,000  Cutera, Inc.(1)                                            7,139,100
      30,000  Datascope Corp.                                            1,242,900
     110,000  ICU Medical Inc.(1)(2)                                     3,164,700
     105,000  STERIS Corp.                                               2,817,150
     100,000  Utah Medical Products, Inc.                                2,967,000
     180,000  Vital Signs Inc.                                           9,117,000
     600,000  Young Innovations, Inc.(3)                                10,392,000
                                                                     -------------
                                                                        36,839,850
                                                                     -------------
HEALTH CARE PROVIDERS & SERVICES -- 3.1%
      39,346  Almost Family Inc.(1)                                        783,379
     175,000  Amsurg Corp.(1)                                            4,144,000
     845,000  Assisted Living Concepts, Inc. Cl A(1)                     4,977,050
     145,000  LCA-Vision Inc.(2)                                         1,812,500

      Shares                                                                 Value

     105,000  LifePoint Hospitals Inc.(1)                               $2,884,350
     105,000  Magellan Health Services Inc.(1)                           4,167,450
      55,000  National HealthCare Corp.(2)                               2,678,500
     305,000  Nighthawk Radiology Holdings Inc.(1)(2)                    2,854,800
   1,130,000  Odyssey HealthCare, Inc.(1)                               10,170,000
      60,000  Owens & Minor Inc.                                         2,360,400
     265,000  U.S. Physical Therapy Inc.(1)                              3,821,300
      55,000  Universal Health Services, Inc. Cl B                       2,952,950
                                                                     -------------
                                                                        43,606,679
                                                                     -------------
HEALTH CARE TECHNOLOGY -- 0.3%
     235,000  Vital Images, Inc.(1)(2)                                   3,482,700
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
     305,000  California Pizza Kitchen, Inc.(1)                          3,998,550
     140,000  CEC Entertainment Inc.(1)                                  4,043,200
      85,000  International Speedway Corp. Cl A                          3,502,000
     100,000  Panera Bread Co. Cl A(1)(2)                                4,189,000
     105,000  Red Robin Gourmet Burgers Inc.(1)                          3,944,850
     930,000  Ruby Tuesday Inc.                                          6,975,000
                                                                     -------------
                                                                        26,652,600
                                                                     -------------
HOUSEHOLD DURABLES -- 0.9%
     155,000  American Greetings Corp. Cl A                              2,875,250
     185,000  Ethan Allen Interiors Inc.(2)                              5,259,550
      40,000  Snap-on Inc.                                               2,034,000
      55,000  Tupperware Brands Corp.                                    2,127,400
                                                                     -------------
                                                                        12,296,200
                                                                     -------------
HOUSEHOLD PRODUCTS -- 0.2%
      65,000  WD-40 Co.                                                  2,161,250
                                                                     -------------
INSURANCE -- 6.7%
     590,000  American Equity Investment Life Holding Co.                5,475,200
     315,000  Aspen Insurance Holdings Ltd.                              8,309,700
     120,000  Assured Guaranty Ltd.                                      2,848,800
      70,000  Delphi Financial Group, Inc. Cl A                          2,046,100
      75,000  Endurance Specialty Holdings Ltd.                          2,745,000
     110,000  Hanover Insurance Group Inc.                               4,525,400
   1,450,000  HCC Insurance Holdings, Inc.                              32,900,500
      60,000  Hilb Rogal & Hobbs Co.                                     1,888,200
     150,000  IPC Holdings, Ltd.                                         4,200,000
     100,000  National Financial Partners Corp.(2)                       2,247,000

------
16
Small Cap Value

      Shares                                                                 Value

     150,000  Odyssey Re Holdings Corp.                                 $5,512,500
     323,352  OneBeacon Insurance Group Ltd.                             6,150,155
     180,000  Phoenix Companies Inc.                                     2,197,800
     130,000  Platinum Underwriters Holdings, Ltd.                       4,219,800
      80,000  ProAssurance Corp.(1)                                      4,306,400
      90,000  United Fire & Casualty Co.                                 3,366,000
                                                                     -------------
                                                                        92,938,555
                                                                     -------------
IT SERVICES -- 1.5%
      75,000  CACI International Inc.(1)                                 3,416,250
     230,000  MPS Group, Inc.(1)                                         2,718,600
     210,000  NeuStar, Inc. Cl A(1)                                      5,560,800
     565,000  Perot Systems Corp. Cl A(1)                                8,497,600
                                                                     -------------
                                                                        20,193,250
                                                                     -------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     100,000  RC2 Corp.(1)                                               2,097,000
                                                                     -------------
LIFE SCIENCES TOOLS & SERVICES -- 0.1%
      20,000  Bio-Rad Laboratories, Inc. Cl A(1)                         1,779,000
                                                                     -------------
MACHINERY -- 2.6%
     260,000  Altra Holdings Inc.(1)                                     3,497,000
     225,000  Barnes Group Inc.                                          5,163,750
     295,000  Commercial Vehicle Group Inc.(1)                           2,923,450
     100,000  Kaydon Corp.(2)                                            4,391,000
     145,000  Kennametal Inc.                                            4,267,350
     250,000  Mueller Industries Inc.                                    7,212,500
     245,000  Mueller Water Products, Inc. Series B(2)                   1,930,600
      85,000  Pentair, Inc.                                              2,711,500
     120,000  Timken Co.                                                 3,566,400
                                                                     -------------
                                                                        35,663,550
                                                                     -------------
MARINE -- 0.5%
      50,000  Alexander & Baldwin, Inc.                                  2,154,000
     212,422  OceanFreight Inc.(2)                                       4,649,918
                                                                     -------------
                                                                         6,803,918
                                                                     -------------
MEDIA -- 1.4%
     325,000  Belo Corp. Series A                                        3,435,250
     560,000  Entravision Communications Corp. Cl A(1)                   3,729,600
      90,000  Hearst-Argyle Television, Inc.                             1,856,700
   1,400,000  Journal Communications Inc.                               10,332,000
      11,688  Value Line, Inc.                                             536,479
                                                                     -------------
                                                                        19,890,029
                                                                     -------------

      Shares                                                                 Value

METALS & MINING -- 2.3%
      30,000  Century Aluminum Co.(1)                                   $1,987,200
      35,587  Great Northern Iron Ore Properties                         4,725,954
     160,000  Haynes International Inc.(1)                               8,780,800
     175,000  Mesabi Trust                                               4,446,750
     635,000  NN, Inc.                                                   6,178,550
      65,000  RTI International Metals, Inc.(1)                          2,938,650
      40,000  Schnitzer Steel Industries, Inc. Cl A                      2,840,800
                                                                     -------------
                                                                        31,898,704
                                                                     -------------
MULTI-UTILITIES -- 0.4%
     115,000  Black Hills Corp.                                          4,114,700
      80,000  Puget Energy, Inc.                                         2,069,600
                                                                     -------------
                                                                         6,184,300
                                                                     -------------
MULTILINE RETAIL -- 0.4%
     125,000  Dollar Tree, Inc.(1)                                       3,448,750
     210,000  Fred's, Inc.                                               2,152,500
                                                                     -------------
                                                                         5,601,250
                                                                     -------------
OIL, GAS & CONSUMABLE FUELS -- 4.1%
      85,710  Cross Timbers Royalty Trust(2)                             4,204,076
   1,170,000  Double Hull Tankers Inc.(2)                               12,413,699
     125,000  Encore Acquisition Co.(1)                                  5,035,000
     105,000  Hugoton Royalty Trust                                      2,895,900
      44,308  Mesa Royalty Trust                                         3,022,249
     195,000  Nordic American Tanker Shipping(2)                         5,460,000
     325,000  PetroHawk Energy Corp.(1)                                  6,555,250
     220,000  St. Mary Land & Exploration Co.                            8,470,000
      75,000  Swift Energy Co.(1)                                        3,374,250
      85,000  Whiting Petroleum Corp.(1)                                 5,495,250
                                                                     -------------
                                                                        56,925,674
                                                                     -------------
PAPER & FOREST PRODUCTS -- 0.4%
     160,000  Glatfelter (P.H.) Co.                                      2,417,600
     115,000  Neenah Paper Inc.                                          2,964,700
                                                                     -------------
                                                                         5,382,300
                                                                     -------------
PERSONAL PRODUCTS -- 0.1%
     300,119  Schiff Nutrition International, Inc.                       1,797,713
                                                                     -------------

------
17
Small Cap Value

      Shares                                                                 Value

PHARMACEUTICALS -- 1.1%
     100,000  Alpharma Inc. Cl A(1)                                     $2,621,000
     125,000  Par Pharmaceutical Companies Inc.(1)                       2,173,750
     215,000  Sepracor Inc.(1)                                           4,196,800
     215,000  Watson Pharmaceuticals, Inc.(1)                            6,303,800
                                                                     -------------
                                                                        15,295,350
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.5%
     305,000  Capstead Mortgage Corp.                                    3,477,000
     450,000  Education Realty Trust, Inc.                               5,656,500
     480,000  Getty Realty Corp.                                         7,646,400
     195,000  Healthcare Realty Trust Inc.                               5,099,250
     485,000  Lexington Realty Trust(2)                                  6,988,850
   1,385,000  MFA Mortgage Investments, Inc.                             8,725,500
      90,000  National Retail Properties, Inc.(2)                        1,984,500
     240,000  Realty Income Corp.(2)                                     6,148,800
     190,000  Sunstone Hotel Investors, Inc.                             3,041,900
                                                                     -------------
                                                                        48,768,700
                                                                     -------------
ROAD & RAIL -- 0.7%
      65,000  Arkansas Best Corp.(2)                                     2,070,900
     140,000  Heartland Express, Inc.(2)                                 1,996,400
     270,000  Werner Enterprises Inc.(2)                                 5,011,200
                                                                     -------------
                                                                         9,078,500
                                                                     -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
     155,000  Advanced Energy Industries, Inc.(1)                        2,055,300
      65,000  Cabot Microelectronics Corp.(1)                            2,089,750
     160,000  Cohu, Inc.                                                 2,600,000
     555,000  Mattson Technology Inc.(1)                                 3,379,950
      95,000  MKS Instruments, Inc.(1)                                   2,033,000
     440,000  Rudolph Technologies Inc.(1)                               4,298,800
     145,000  Semtech Corp.(1)                                           2,077,850
     100,000  Supertex Inc.(1)(2)                                        2,041,000
      75,000  Varian Semiconductor Equipment Associates, Inc.(1)         2,111,250
     375,000  Veeco Instruments Inc.(1)(2)                               6,236,250
     305,000  Verigy Ltd.(1)                                             5,746,200
                                                                     -------------
                                                                        34,669,350
                                                                     -------------

      Shares                                                                 Value

SOFTWARE -- 5.9%
     204,809  Aspen Technology, Inc.(1)                                 $2,611,315
     115,000  Fair Isaac Corp.                                           2,474,800
   2,175,000  Parametric Technology Corp.(1)                            34,756,500
   1,100,000  Sybase, Inc.(1)                                           28,930,000
      95,000  Synopsys, Inc.(1)                                          2,157,450
   1,670,000  Ulticom, Inc.(1)                                          11,272,500
                                                                     -------------
                                                                        82,202,565
                                                                     -------------
SPECIALTY RETAIL -- 1.8%
     130,000  Barnes & Noble Inc.                                        3,984,500
     285,000  Cato Corp. (The) Cl A                                      4,257,900
      85,000  Group 1 Automotive, Inc.(2)                                1,995,800
     816,814  Hot Topic, Inc.(1)                                         3,520,468
     145,000  Penske Automotive Group, Inc.(2)                           2,821,700
     215,000  Pier 1 Imports, Inc.(1)                                    1,350,200
     155,000  Rent-A-Center Inc.(1)                                      2,844,250
     130,000  Stage Stores Inc.                                          2,106,000
     100,000  Zale Corp.(1)                                              1,976,000
                                                                     -------------
                                                                        24,856,818
                                                                     -------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
     390,000  Kenneth Cole Productions, Inc. Cl A                        6,606,600
      55,000  Warnaco Group Inc. (The)(1)                                2,169,200
      58,139  Weyco Group, Inc.                                          1,724,984
     280,000  Wolverine World Wide, Inc.                                 8,122,800
                                                                     -------------
                                                                        18,623,584
                                                                     -------------
THRIFTS & MORTGAGE FINANCE -- 0.6%
     265,000  First Niagara Financial Group Inc.                         3,601,350
      23,300  MASSBANK Corp.                                               902,409
     360,000  PMI Group, Inc. (The)                                      2,095,200
      85,000  Washington Federal, Inc.                                   1,941,400
                                                                     -------------
                                                                         8,540,359
                                                                     -------------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
      75,000  Applied Industrial Technologies Inc.                       2,241,750
     205,000  Kaman Corp.                                                5,799,450
       9,266  Lawson Products, Inc.                                        255,278
                                                                     -------------
                                                                         8,296,478
                                                                     -------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $1,332,929,601)                                                1,281,176,061
                                                                     -------------

------
18

Small Cap Value

      Shares                                                                 Value

Convertible Preferred Stocks -- 2.8%

COMMERCIAL BANKS -- 0.3%
     150,900  Midwest Banc Holdings, Inc., Series A, 7.75%,
              12/31/49                                                  $3,830,597
                                                                     -------------
INSURANCE -- 1.8%
     505,000  Aspen Insurance Holdings Ltd., 5.625%, 12/31/49           25,186,874
                                                                     -------------
METALS & MINING -- 0.3%
      30,000  Hecla Mining Co., 6.50%, 1/1/11                            3,337,500
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
      54,795  Lexington Realty Trust, 6.50%, 12/31/49                    2,041,114
                                                                     -------------
TOBACCO -- 0.3%
       3,000  Universal Corp., 6.75%, 12/31/49                           4,627,500
                                                                     -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $39,125,014)                                                      39,023,585
                                                                     -------------
Preferred Stocks -- 1.0%

INSURANCE -- 0.1%
      37,241  Odyssey Re Holdings Corp., Series A, 8.125%,
              10/20/10                                                     931,025
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
     305,000  Ashford Hospitality Trust, Inc., Series D, 8.45%,
              7/18/12                                                    5,551,000
     200,000  National Retail Properties Inc., Series C, 7.375%,
              10/12/11                                                   4,310,000
     125,000  PS Business Parks, Inc., Series K, 7.95%, 6/30/09          2,981,250
                                                                     -------------
                                                                        12,842,250
                                                                     -------------
TOTAL PREFERRED STOCKS
(Cost $16,081,990)                                                      13,773,275
                                                                     -------------

                                                                             Value

Temporary Cash Investments -- 3.9%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 2.00%,
4/15/12, valued at $55,627,438), in a joint trading account at
1.20%, dated 3/31/08, due 4/1/08 (Delivery value $54,401,813)
(Cost $54,400,000)                                                    $ 54,400,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(4) -- 7.2%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08
(Delivery value $24,342,471)                                            24,340,916

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$24,399,665)                                                            24,398,106

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08
(Delivery value $28,251,766)                                            28,250,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $23,044,397)                                 23,043,021
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $100,032,043)                                                    100,032,043
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 107.1%
(Cost $1,542,568,648)                                                1,488,404,964
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (7.1)%                                (98,789,068)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,389,615,896
                                                                    ==============
Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of March 31, 2008.

(3) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
19

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------
20

                                                    Expenses Paid
                      Beginning        Ending       During Period*    Annualized
                       Account     Account Value      10/1/07 -         Expense
                    Value 10/1/07     3/31/08          3/31/08          Ratio*
Mid Cap Value

ACTUAL

Investor Class         $1,000         $868.50           $4.67            1.00%

Institutional
Class                  $1,000         $869.30           $3.74            0.80%

Advisor Class          $1,000         $867.40           $5.84            1.25%

R Class                $1,000         $865.50           $7.00            1.50%

HYPOTHETICAL

Investor Class         $1,000        $1,020.00          $5.05            1.00%

Institutional
Class                  $1,000        $1,021.00          $4.04            0.80%

Advisor Class          $1,000        $1,018.75          $6.31            1.25%

R Class                $1,000        $1,017.50          $7.57            1.50%

Small Cap Value

ACTUAL

Investor Class         $1,000         $872.40           $5.90            1.26%

Institutional
Class                  $1,000         $873.20           $4.96            1.06%

Advisor Class          $1,000         $871.40           $7.06            1.51%

HYPOTHETICAL

Investor Class         $1,000        $1,018.70          $6.36            1.26%

Institutional
Class                  $1,000        $1,019.70          $5.35            1.06%

Advisor Class          $1,000        $1,017.45          $7.62            1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

-------
21

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                                         Small Cap
                                                    Mid Cap Value            Value
ASSETS

Investment securities - unaffiliated, at value
(cost of $325,210,769 and $1,418,186,252,
respectively) -- including $7,211,656 and
$96,577,813 of securities on loan, respectively      $315,310,293   $1,372,663,421

Investment securities - affiliated, at value
(cost of $- and $24,350,353, respectively) --
including $- and $679,832 of securities on loan,
respectively                                                   --       15,709,500

Investments made with cash collateral received
for securities on loan, at value (cost of
$7,506,097 and $100,032,043, respectively)              7,506,097      100,032,043
                                                     ------------   --------------
Total investment securities, at value (cost of
$332,716,866 and $1,542,568,648, respectively)        322,816,390    1,488,404,964

Cash                                                    3,578,380               --

Receivable for investments sold                         6,828,467       19,878,889

Receivable for forward foreign currency exchange
contracts                                                  16,751               --

Receivable for capital shares sold                             --           69,912

Dividends and interest receivable                         599,177        3,128,316
                                                     ------------   --------------
                                                      333,839,165    1,511,482,081
                                                     ------------   --------------

LIABILITIES

Disbursements in excess of demand deposit cash                 --        6,355,978

Payable for collateral received for securities on
loan                                                    7,506,097      100,032,043

Payable for investments purchased                       4,663,340       14,014,767

Accrued management fees                                   262,667        1,403,318

Distribution and service fees payable                       6,748           60,079
                                                     ------------   --------------
                                                       12,438,852      121,866,185
                                                     ------------   --------------

NET ASSETS                                           $321,400,313   $1,389,615,896
                                                     ============   ==============

See Notes to Financial Statements.

-------
22

MARCH 31, 2008
                                                Mid Cap Value   Small Cap Value
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)          $370,852,961    $1,574,412,706

Undistributed net investment income                   287,310         3,361,075

Accumulated net realized loss
on investment and foreign
currency transactions                            (39,856,349)     (133,994,201)

Net unrealized depreciation on
investments and translation of assets
and liabilities in foreign currencies             (9,883,609)      (54,163,684)
                                              ---------------   ---------------
                                                 $321,400,313    $1,389,615,896
                                              ===============   ===============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                       $274,918,442      $732,967,650

Shares outstanding                                 25,800,651       104,436,178

Net asset value per share                              $10.66             $7.02

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                        $17,377,742      $370,421,695

Shares outstanding                                  1,630,547        52,607,132

Net asset value per share                              $10.66             $7.04

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                        $25,932,212      $286,226,551

Shares outstanding                                  2,433,579        40,895,077

Net asset value per share                              $10.66             $7.00

R CLASS, $0.01 PAR VALUE

Net assets                                         $3,171,917               N/A

Shares outstanding                                    297,696               N/A

Net asset value per share                              $10.65               N/A

See Notes to Financial Statements.

-------
23

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                          Mid Cap
                                                            Value  Small Cap Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (including $- and $768,900,
respectively, from affiliates and net of foreign
taxes withheld of $5,704 and $-, respectively)         $7,858,660      $38,184,509

Interest                                                  389,528        2,100,884

Securities lending, net                                    75,776        1,354,459
                                                    -------------   --------------
                                                        8,323,964       41,639,852
                                                    -------------   --------------

EXPENSES:

Management fees                                         3,636,708       21,727,904

Distribution fees:

 Advisor Class                                             29,510          449,084

 C Class                                                       --           14,704

Service fees:

 Advisor Class                                             29,510          449,084

 C Class                                                       --            4,901

Distribution and service fees:

 Advisor Class                                             44,417          496,218

 R Class                                                   10,689               --

Directors' fees and expenses                                8,099           49,422

Other expenses                                              6,095            5,940
                                                    -------------   --------------
                                                        3,765,028       23,197,257
                                                    -------------   --------------

NET INVESTMENT INCOME (LOSS)                            4,558,936       18,442,595
                                                    -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (including $- and
$(4,812,559) from affiliates, respectively)          (20,304,281)       88,882,119
Foreign currency transactions                           (747,301)               --
                                                    -------------   --------------
                                                     (21,051,582)       88,882,119
                                                    -------------   --------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                          (27,965,306)    (316,346,129)

Translation of assets and liabilities in foreign
currencies                                                 38,795               --
                                                    -------------   --------------
                                                     (27,926,511)    (316,346,129)
                                                    -------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)              (48,978,093)    (227,464,010)
                                                    -------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(44,419,157)   $(209,021,415)
                                                    =============   ==============

See Notes to Financial Statements.

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24

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                   Mid Cap Value                   Small Cap Value
Increase
(Decrease) in Net
Assets                       2008           2007             2008             2007

OPERATIONS
Net investment
income (loss)          $4,558,936     $3,185,670      $18,442,595      $11,833,810

Net realized gain
(loss)               (21,051,582)     24,275,844       88,882,119      269,066,459

Change in net
unrealized
appreciation
(depreciation)       (27,926,511)     12,571,948    (316,346,129)     (96,758,855)
                     ------------   ------------   --------------   --------------
Net increase
(decrease) in net
assets resulting
from operations      (44,419,157)     40,033,462    (209,021,415)      184,141,414
                     ------------   ------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor
 Class                (4,104,303)    (2,544,581)     (10,158,186)      (5,506,596)

 Institutional
 Class                  (260,361)      (220,317)      (4,596,852)      (2,633,023)

 Advisor Class          (310,213)      (116,401)      (2,850,364)      (1,044,209)

 R Class                 (21,175)          (682)               --               --

From net realized
gains:

 Investor
 Class               (29,129,100)   (12,038,352)    (181,311,827)    (154,884,953)

 Institutional
 Class                (1,403,616)      (747,114)     (74,519,198)     (54,066,434)

 Advisor Class        (2,795,932)      (707,570)     (65,013,709)     (53,966,232)

 C Class                       --             --               --        (456,240)

 R Class                (318,237)        (4,612)               --               --
                     ------------   ------------   --------------   --------------
Decrease in net
assets from
distributions        (38,342,937)   (16,379,629)    (338,450,136)    (272,557,687)
                     ------------   ------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions           59,664,484    186,868,948    (205,103,118)     (53,422,340)
                     ------------   ------------   --------------   --------------

NET INCREASE
(DECREASE) IN NET
ASSETS               (23,097,610)    210,522,781    (752,574,669)    (141,838,613)

NET ASSETS
Beginning of
period                344,497,923    133,975,142    2,142,190,565    2,284,029,178
                     ------------   ------------   --------------   --------------
End of period        $321,400,313   $344,497,923   $1,389,615,896   $2,142,190,565
                     ============   ============   ==============   ==============

Undistributed net
investment income        $287,310       $399,163       $3,361,075       $2,682,853
                     ============   ============   ==============   ==============

See Notes to Financial Statements.

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25

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Mid Cap Value Fund (Mid Cap Value) and
Small Cap Value Fund (Small Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek long-term capital growth.
The production of income is a secondary objective. Mid Cap Value pursues its investment objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase.
Small Cap Value pursues its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- Mid Cap Value is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. Small Cap Value is
authorized to issue the Investor Class, the Institutional Class and the
Advisor Class. Prior to December 3, 2007, Small Cap Value was authorized to issue the C Class (see Note 10). The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.
All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

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26

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

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27

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of Mid Cap Value and Small
Cap Value approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Mid Cap Value is 1.00%, 0.80%, 1.00% and
1.00% for the Investor Class, Institutional Class, Advisor Class and R Class,
respectively. Prior to September 4, 2007, the annual management fee schedule for Mid Cap Value was 0.75% for the Advisor Class. The annual management fee schedule for Small Cap Value ranges from 1.00% to 1.25% for the Investor
Class, Advisor Class and C Class. The Institutional Class is 0.20% less at each point within the range for Small Cap Value. Prior to September 4, 2007, the Advisor Class was 0.25% less at each point within the range for Small Cap
Value.

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                      Mid Cap Value           Small Cap Value
Investor                  1.00%                    1.26%
Institutional             0.80%                    1.06%
Advisor                   0.90%                    1.14%
R                         1.00%                     N/A

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28

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. Prior to September 4, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan, pursuant to Rule
12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for R Class shares. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                          Mid Cap Value   Small Cap Value
Purchases                  $768,040,652    $2,194,319,298

Proceeds from sales        $743,150,774    $2,715,368,077

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29

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                            Year ended March 31, 2008    Year ended March 31, 2007
                               Shares          Amount        Shares         Amount
Mid Cap Value

INVESTOR CLASS/SHARES
AUTHORIZED                 75,000,000                    30,000,000
                         ============                   ===========
Sold                       17,293,738    $228,962,537    15,718,995   $197,688,534

Issued in
reinvestment of
distributions               2,316,859      26,920,796       795,812     10,187,220

Redeemed                 (16,447,138)   (211,237,414)   (3,406,883)   (42,428,857)
                         ------------   -------------   -----------   ------------
                            3,163,459      44,645,919    13,107,924    165,446,897
                         ------------   -------------   -----------   ------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 20,000,000                     5,000,000
                         ============                   ===========
Sold                          848,248      10,325,708       949,141     12,083,371

Issued in
reinvestment of
distributions                 141,623       1,648,141        72,779        930,393

Redeemed                    (906,797)    (11,720,977)     (343,169)    (4,404,834)
                         ------------   -------------   -----------   ------------
                               83,074         252,872       678,751      8,608,930
                         ------------   -------------   -----------   ------------
ADVISOR CLASS/SHARES
AUTHORIZED                 20,000,000                     5,000,000
                         ============                   ===========
Sold                        1,655,353      21,805,126     1,059,278     13,673,755

Issued in
reinvestment of
distributions                 247,640       2,873,707        64,291        822,974

Redeemed                  (1,076,268)    (12,988,849)     (192,591)    (2,464,200)
                         ------------   -------------   -----------   ------------
                              826,725      11,689,984       930,978     12,032,529
                         ------------   -------------   -----------   ------------
R CLASS/SHARES
AUTHORIZED                 20,000,000                     5,000,000
                         ============                   ===========
Sold                          300,359       3,892,667        65,138        856,761

Issued in
reinvestment of
distributions                  29,385         339,412           413          5,294

Redeemed                     (93,608)     (1,156,370)       (6,215)       (81,463)
                         ------------   -------------   -----------   ------------
                              236,136       3,075,709        59,336        780,592
                         ------------   -------------   -----------   ------------
Net increase
(decrease)                  4,309,394     $59,664,484    14,776,989   $186,868,948
                         ============   =============   ===========   ============

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30

                            Year ended March 31, 2008       Year ended March 31, 2007
                             Shares            Amount         Shares           Amount
Small Cap Value

INVESTOR
CLASS/SHARES
AUTHORIZED              500,000,000                      300,000,000
                       ============                     ============
Sold                     14,409,793      $127,579,003     17,671,058     $178,799,480

Issued in
reinvestment of
distributions            24,242,645       186,591,128     16,039,908      156,122,757

Redeemed               (60,205,011)     (531,313,197)   (40,692,359)    (411,004,195)
                      -------------   ---------------   ------------   --------------
                       (21,552,573)     (217,143,066)    (6,981,393)     (76,081,958)
                      -------------   ---------------   ------------   --------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              150,000,000                      100,000,000
                       ============                     ============
Sold                     17,780,266       148,386,323     12,204,168      124,211,238

Issued in
reinvestment of
distributions             8,820,939        68,112,615      4,925,986       48,097,957

Redeemed               (18,158,464)     (164,133,933)   (14,549,388)    (146,245,526)
                      -------------   ---------------   ------------   --------------
                          8,442,741        52,365,005      2,580,766       26,063,669
                      -------------   ---------------   ------------   --------------
ADVISOR
CLASS/SHARES
AUTHORIZED              190,000,000                      125,000,000
                       ============                     ============
Sold                      4,535,149        41,436,663      7,282,047       73,933,085

Issued in
connection with
reclassification
(Note 10)                   125,057         1,134,706             --               --

Issued in
reinvestment of
distributions             8,838,593        67,729,817      5,660,010       54,914,835

Redeemed               (16,043,501)     (147,271,195)   (13,061,989)    (132,193,029)
                      -------------   ---------------   ------------   --------------
                        (2,544,702)      (36,970,009)      (119,932)      (3,345,109)
                      -------------   ---------------   ------------   --------------
C CLASS/SHARES
AUTHORIZED                      N/A                        5,000,000
                       ============                     ============
Sold                              =                --            389            3,984

Issued in
reinvestment of
distributions                    --                --         45,980          427,615

Redeemed in
connection with
reclassification
(Note 10)                 (125,057)       (1,134,706)             --               --

Redeemed                  (234,227)       (2,220,342)       (50,491)        (490,541)
                      -------------   ---------------   ------------   --------------
                          (359,284)       (3,355,048)        (4,122)         (58,942)
                      -------------   ---------------   ------------   --------------
Net increase
(decrease)             (16,013,818)    $(205,103,118)    (4,524,681)    $(53,422,340)
                      =============   ===============   ============   ==============

5. SECURITIES LENDING

As of March 31, 2008, securities in Mid Cap Value and Small Cap Value valued at $7,211,656 and $97,257,645, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day.
The total value of all collateral received, at this date, was $7,506,097 and
$100,032,043, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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31

6. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act.
A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2008, follows:

                                                                                             March 31, 2008
                 Share
                    Balance      Purchase         Sales       Realized   Dividend       Share        Market
Fund/Company        3/31/07          Cost          Cost    Gain (Loss)     Income     Balance         Value
Small Cap Value

Cowen Group
Inc.(1)(2)          310,806    $9,680,699    $4,910,537     $(181,585)         --     750,000    $5,317,500

EFJ Inc.(2)(3)    1,325,000       402,169     8,691,434    (5,119,431)         --          --            --

Neoware
Inc.(2)(3)          920,000     1,360,552    12,162,647      3,355,185         --          --            --

Odyssey
HealthCare,
Inc.(2)(3)               --    24,525,595    12,296,518    (3,329,558)         --   1,130,000           (3)

Patriot
Capital
Funding,
Inc.(1)(3)        1,180,000     2,271,454    10,440,056        492,866   $710,550     615,000           (3)
Young
Innovations,
Inc.                     --    15,263,002       171,061       (30,036)     58,350     600,000    10,392,000
                              -----------   -----------   ------------   --------               -----------

                              $53,503,471   $48,672,253   $(4,812,559)   $768,900               $15,709,500
                              ===========   ===========   ============   ========               ===========

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Non-income producing.

(3) Company was not an affiliate at March 31, 2008.

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

8. RISK FACTORS

Small Cap Value generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies. In addition, Small Cap Value's performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                   Mid Cap Value                 Small Cap Value
                             2008           2007            2008            2007
DISTRIBUTIONS PAID FROM

Ordinary income       $27,984,860    $15,937,992    $168,602,495    $113,553,665

Long-term
capital gains         $10,358,077       $441,637    $169,847,641    $159,004,022

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32

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                   Mid Cap Value   Small Cap Value

Federal tax cost of investments                     $344,568,487    $1,623,217,724
                                                  ==============   ===============
Gross tax appreciation of investments                 $7,456,483       $76,728,866

Gross tax depreciation of investments               (29,208,580)     (211,541,626)
                                                  --------------   ---------------
Net tax appreciation (depreciation) of
investments                                        $(21,752,097)    $(134,812,760)
                                                  ==============   ===============
Net tax appreciation (depreciation) on
derivatives and translation of assets and
liabilities in foreign currencies                             --                --
                                                  --------------   ---------------
Net tax appreciation (depreciation)                $(21,752,097)    $(134,812,760)
                                                  ==============   ===============
Undistributed ordinary income                           $287,424        $4,886,121

Accumulated long-term gains                                   --        $1,361,697

Capital loss deferrals                             $(27,987,975)     $(56,231,868)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. CORPORATE EVENT

On July 27, 2007, the C Class shareholders of Small Cap Value approved a reclassification of C Class shares into Advisor Class shares. The reclassification was effective December 3, 2007. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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33

12. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.
The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2008.
The funds hereby designate long-term capital gain distributions for the fiscal year ended March 31, 2008, as follows:

 Mid Cap Value    Small Cap Value

  $10,358,077       $169,847,641

For corporate taxpayers, the funds hereby designate the following ordinary income distributions paid during the fiscal year ended March 31, 2008, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction.

 Mid Cap Value    Small Cap Value

   $6,816,468       $24,965,136

The funds hereby designate qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended March 31,
2008, as follows:

 Mid Cap Value    Small Cap Value

  $23,261,268       $150,997,093

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34

FINANCIAL HIGHLIGHTS
Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                    2008       2007      2006      2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $13.33     $12.10    $11.32    $10.02     $10.00
                                --------   --------  --------   -------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(2)                   0.16       0.16      0.21      0.09      --(3)

 Net Realized and
 Unrealized Gain (Loss)           (1.51)       1.87      1.70      1.54       0.02
                                --------   --------  --------   -------   --------
 Total From
 Investment Operations            (1.35)       2.03      1.91      1.63       0.02
                                --------   --------  --------   -------   --------
Distributions
 From Net
 Investment Income                (0.16)     (0.14)    (0.21)    (0.06)         --
 From Net Realized Gains          (1.16)     (0.66)    (0.92)    (0.27)         --
                                --------   --------  --------   -------   --------
 Total Distributions              (1.32)     (0.80)    (1.13)    (0.33)         --
                                --------   --------  --------   -------   --------
Net Asset Value,
End of Period                     $10.66     $13.33    $12.10    $11.32     $10.02
                                ========   ========  ========   =======   ========

TOTAL RETURN(4)                 (10.84)%     17.12%    17.62%    16.40%      0.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                         1.00%      1.00%     1.00%     1.00%   1.00%(5)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.25%      1.30%     1.77%     0.83%   0.00%(5)

Portfolio Turnover Rate             206%       187%      228%      192%         0%

Net Assets, End of Period
(in thousands)                  $274,918   $301,642  $115,262   $42,059     $1,619

(1) For the one day period ended March 31, 2004 (fund inception).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

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35

Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                2008     2007      2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $13.33   $12.10    $11.33     $10.07
                                            --------  -------   -------    -------
Income From Investment Operations
 Net Investment Income (Loss)(2)                0.18     0.19      0.24       0.07

 Net Realized and
 Unrealized Gain (Loss)                       (1.51)     1.87      1.69       1.51
                                            --------  -------   -------    -------
 Total From
 Investment Operations                        (1.33)     2.06      1.93       1.58
                                            --------  -------   -------    -------
Distributions
 From Net Investment Income                   (0.18)   (0.17)    (0.24)     (0.05)

 From Net Realized Gains                      (1.16)   (0.66)    (0.92)     (0.27)
                                            --------  -------   -------    -------
 Total Distributions                          (1.34)   (0.83)    (1.16)     (0.32)
                                            --------  -------   -------    -------
Net Asset Value, End of Period                $10.66   $13.33    $12.10     $11.33
                                            ========  =======   =======    =======

TOTAL RETURN(3)                             (10.67)%   17.36%    17.74%     15.82%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                     0.80%    0.80%     0.80%   0.80%(4)

Ratio of Net Investment Income (Loss) to
Average Net Assets                             1.45%    1.50%     1.97%   1.00%(4)

Portfolio Turnover Rate                         206%     187%      228%    192%(5)

Net Assets, End of Period (in thousands)     $17,378  $20,623   $10,510     $8,082

(1) August 2, 2004 (commencement of sale) through March 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

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36

Mid Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                2008     2007      2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period          $13.33   $12.10    $11.32     $10.99
                                            --------  -------   -------   --------
Income From Investment Operations
 Net Investment Income (Loss)(2)                0.13     0.14      0.16       0.03

 Net Realized and
 Unrealized Gain (Loss)                       (1.51)     1.86      1.72       0.31
                                            --------  -------   -------   --------
 Total From Investment Operations             (1.38)     2.00      1.88       0.34
                                            --------  -------   -------   --------
Distributions
 From Net Investment Income                   (0.13)   (0.11)    (0.18)     (0.01)

 From Net Realized Gains                      (1.16)   (0.66)    (0.92)         --
                                            --------  -------   -------   --------
 Total Distributions                          (1.29)   (0.77)    (1.10)     (0.01)
                                            --------  -------   -------   --------
Net Asset Value, End of Period                $10.66   $13.33    $12.10     $11.32
                                            ========  =======   =======   -=======

TOTAL RETURN(3)                             (11.07)%   16.83%    17.32%      3.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                     1.25%    1.25%     1.25%   1.25%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          1.00%    1.05%     1.52%   1.34%(4)

Portfolio Turnover Rate                         206%     187%      228%    192%(5)

Net Assets, End of Period (in thousands)     $25,932  $21,412    $8,175     $1,057

(1) January 13, 2005 (commencement of sale) through March 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

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37

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                        2008      2007     2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                  $13.32    $12.09      $12.21
                                                    --------    ------    --------
Income From Investment Operations
 Net Investment Income (Loss)(2)                        0.10      0.13        0.07

 Net Realized and Unrealized Gain (Loss)              (1.51)      1.84        0.79
                                                    --------    ------    --------
 Total From Investment Operations                     (1.41)      1.97        0.86
                                                    --------    ------    --------
Distributions
 From Net Investment Income                           (0.10)    (0.08)      (0.06)

 From Net Realized Gains                              (1.16)    (0.66)      (0.92)
                                                    --------    ------    --------
 Total Distributions                                  (1.26)    (0.74)      (0.98)
                                                    --------    ------    --------
Net Asset Value, End of Period                        $10.65    $13.32      $12.09
                                                    ========    ======    ========

TOTAL RETURN(3)                                     (11.30)%    16.55%       7.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                                     1.50%     1.50%    1.50%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                  0.75%     0.80%    0.97%(4)

Portfolio Turnover Rate                                 206%      187%     228%(5)

Net Assets, End of Period (in thousands)              $3,172      $820         $27

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

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38

Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period      $10.01      $10.45       $10.07        $9.71        $6.44
                       --------   ---------    ---------    ---------    ---------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(1)                 0.09        0.06         0.06         0.03         0.05

 Net Realized
 and Unrealized
 Gain (Loss)             (1.16)        0.87         1.72         1.31         3.26
                       --------   ---------    ---------    ---------    ---------
 Total From
 Investment
 Operations              (1.07)        0.93         1.78         1.34         3.31
                       --------   ---------    ---------    ---------    ---------
Distributions
 From Net
 Investment
 Income                  (0.09)      (0.04)       (0.06)       (0.03)       (0.04)

 From Net
 Realized Gains          (1.83)      (1.33)       (1.34)       (0.95)           --
                       --------   ---------    ---------    ---------    ---------
 Total
 Distributions           (1.92)      (1.37)       (1.40)       (0.98)       (0.04)
                       --------   ---------    ---------    ---------    ---------
Net Asset Value,
End of Period             $7.02      $10.01       $10.45       $10.07        $9.71
                       ========   =========    =========    =========    =========

TOTAL RETURN(2)        (12.22)%       9.38%       18.67%       14.00%       51.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                1.26%       1.25%        1.25%        1.25%        1.26%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                1.01%       0.57%        0.58%        0.32%        0.59%

Portfolio Turnover
Rate                       123%        121%         111%         108%         110%

Net Assets, End of
Period (in
thousands)             $732,968  $1,261,392   $1,390,024   $1,252,153   $1,050,500

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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39

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.03     $10.47    $10.08      $9.72      $6.45
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.11       0.08      0.08       0.05       0.07

 Net Realized and
 Unrealized
 Gain (Loss)                     (1.17)       0.87      1.73       1.31       3.26
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.06)       0.95      1.81       1.36       3.33
                               --------   --------  --------   --------   --------
Distributions
 From Net
 Investment Income               (0.10)     (0.06)    (0.08)     (0.05)     (0.06)

 From Net
 Realized Gains                  (1.83)     (1.33)    (1.34)     (0.95)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.93)     (1.39)    (1.42)     (1.00)     (0.06)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $7.04     $10.03    $10.47     $10.08      $9.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (12.05)%      9.52%    18.98%     14.20%     51.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.06%      1.05%     1.05%      1.05%      1.06%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.21%      0.77%     0.78%      0.52%      0.79%

Portfolio Turnover Rate            123%       121%      111%       108%       110%

Net Assets, End of Period
(in thousands)                 $370,422   $443,173  $435,327   $314,700   $170,784

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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40

Small Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.00     $10.45    $10.06      $9.71      $6.43
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.07       0.03      0.03       0.01       0.03

 Net Realized and
 Unrealized Gain (Loss)          (1.17)       0.87      1.74       1.30       3.27
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.10)       0.90      1.77       1.31       3.30
                               --------   --------  --------   --------   --------
Distributions
 From Net
 Investment Income               (0.07)     (0.02)    (0.04)     (0.01)     (0.02)

 From Net
 Realized Gains                  (1.83)     (1.33)    (1.34)     (0.95)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (1.90)     (1.35)    (1.38)     (0.96)     (0.02)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $7.00     $10.00    $10.45     $10.06      $9.71
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (12.51)%      9.10%    18.51%     13.70%     51.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.51%      1.50%     1.50%      1.50%      1.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                0.76%      0.32%     0.33%      0.07%      0.34%

Portfolio Turnover Rate            123%       121%      111%       108%       110%

Net Assets, End of Period
(in thousands)                 $286,227   $434,182  $455,001   $624,633   $432,261

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mid Cap Value Fund and Small Cap
Value Fund, two of the mutual funds constituting American Century Capital
Portfolios, Inc. (the "Corporation"), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Mid Cap Value Fund and Small Cap Value Fund, two of the mutual funds of American Century Capital Portfolios, Inc. as of March 31, 2008, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 13, 2008

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42

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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43

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

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44

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS
The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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45

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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46

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

-------
47

NOTES

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48

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . .                  1-800-345-8765

                                                                 1-800-345-2021 or
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . .                    816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . .                  1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . .                  1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . .                  1-800-634-4113

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200                                       PRSRT STD
                                                             U.S. POSTAGE PAID
                                                              AMERICAN CENTURY
                                                                 COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60045S

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

EQUITY INCOME FUND
VALUE FUND
LARGE COMPANY VALUE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Equity
Income, Value and Large Company Value funds for the 12 months ended March 31,
2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
     U.S. Stock Index Returns. . . . . . . . . . . . . . . . . . . . . . .      2

EQUITY INCOME

VALUE

LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A CHALLENGING PERIOD FOR VALUE STOCKS

The 12 months ended March 31, 2008, were a difficult time for value stocks.
Growth stocks outpaced value by a substantial margin across the capitalization range (see the accompanying table), and momentum investing -- which is essentially the opposite of value investing -- was the favored strategy.

The lagging performance of value stocks was driven in large part by the bursting of the housing market bubble, which led to a meltdown in the subprime lending industry, a liquidity crunch in the credit markets, and a marked slowdown in the U.S. economy. Value-oriented stocks often underperform in a slowing economic environment as investors seek out the steady growth rates of high-quality growth companies.

Financials stocks, which make up a meaningful portion of the value stock universe, were hit the hardest by the subprime turmoil and credit crunch. Many of the country's largest financial institutions faced substantial subprime-related write-downs and credit losses, resulting in steep markdowns in their share prices. Financials stocks slumped despite the Federal Reserve's efforts to shore up the financial system with short-term interest rate cuts and injections of liquidity.

The economic slowdown and credit issues triggered unusually high levels of stock market volatility. Several of the major U.S. stock indexes hit all-time highs, then suffered their first 10% correction since 2003. The last three months of the period brought the worst quarterly performance for stocks in nearly six years as the credit crunch deepened and a recession loomed.

THE BRIGHT SIDE

There were a few silver linings in the otherwise clouded financial markets.
Value stocks outperformed in the final three months of the period, pointing up the importance of downside protection in a highly volatile market environment.
In addition, good security selection became increasingly important, which plays to our strengths -- rigorous analysis and research to separate companies with weaker business models from those that are fundamentally sound.

The period also brought the resurgence of large-cap stocks, which often tend to hold up well when the economy slows and the stock market is in turmoil.
Despite their recent outperformance, large-cap issues remain the least expensive segment of the market.

U.S. Stock Index Returns
For the 12 months ended March 31, 2008

RUSSELL 1000 INDEX (LARGE-CAP)        -5.40%
Russell 1000 Growth Index             -0.75%
Russell 1000 Value Index              -9.99%

RUSSELL MIDCAP INDEX                  -8.92%
Russell Midcap Growth Index           -4.55%
Russell Midcap Value Index           -14.12%

RUSSELL 2000 INDEX (SMALL-CAP)       -13.00%
Russell 2000 Growth Index             -8.94%
Russell 2000 Value Index             -16.88%

------
2

PERFORMANCE
Equity Income

Total Returns as of March 31, 2008
                                              Average Annual Returns
                                                                 Since      Inception
                               1 year    5 years   10 years    Inception      Date

INVESTOR CLASS                 -5.17%     11.33%     8.23%       12.35%      8/1/94

RUSSELL 3000 VALUE INDEX(1)   -10.60%     13.79%     5.63%     11.16%(2)       --

S&P 500 INDEX(1)               -5.08%     11.32%     3.50%     10.01%(2)       --

LIPPER EQUITY INCOME FUNDS
INDEX(1)                       -7.07%     12.05%     4.21%      8.89%(2)       --

Institutional Class            -4.85%     11.54%      --         8.90%       7/8/98

A Class(3)
 No sales charge*              -5.40%     11.05%     7.95%       10.01%
 With sales charge*           -10.86%     9.74%      7.31%       9.42%       3/7/97

B Class
 No sales charge*                --         --        --       -10.28%(4)
 With sales charge*              --         --        --       -15.28%(4)    9/28/07

C Class                        -6.10%     10.27%      --         6.61%       7/13/01

R Class                        -5.53%       --        --         8.14%       8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 7/31/94, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Equity Income

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
                 1999     2000      2001      2002      2003      2004    2005     2006     2007      2008

Investor Class  -0.44%    3.88%    20.85%    17.35%    -12.09%   31.30%  10.69%    7.21%   15.79%    -5.17%

Russell 3000
Value Index      2.51%    6.81%     1.48%     5.67%    -22.79%   42.45%  12.88%   14.20%   16.22%   -10.60%

S&P 500 Index   18.46%   17.94%    -21.68%    0.24%    -24.76%   35.12%   6.69%   11.73%   11.83%    -5.08%

Lipper Equity
Income Funds
Index            1.59%    3.25%     1.73%     3.91%    -22.91%   35.57%   9.96%   11.49%   14.38%    -7.07%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Equity Income

Portfolio Managers: Phil Davidson, Kevin Toney, and Scott Moore

PERFORMANCE SUMMARY

Equity Income returned -5.17%* for the 12 months ended March 31, 2008. By comparison, the Lipper Equity Income Funds Index returned -7.07%, and the median return for Morningstar's Large Cap Value category** (whose performance, like Equity Income's, reflects fund operating expenses) was -9.10%. Two market indices -- the Russell 3000 Value Index and the S&P 500 Index -- returned
-10.60% and -5.08%, respectively. The portfolio's return reflects operating expenses, while the indices' returns do not.

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered Equity Income's absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the
Russell 3000 Value Index. The key to our results was our continued focus on higher-quality businesses with sound balance sheets.

Since Equity Income's inception on August 1, 1994, the portfolio has produced an average annualized return of 12.35%, topping the returns for the Lipper
Equity Income Funds Index, Morningstar's Large Cap Value category median,**
the Russell 3000 Value Index, and the S&P 500 for the same period (see performance information on pages 3 and 4).

UNDERWEIGHT IN FINANCIALS BOOSTED RESULTS

An underweight position enhanced relative results in the financials sector, which trailed all others in the benchmark. Because of our conservative investment approach, we had limited exposure to companies hardest-hit by the subprime meltdown and the credit crisis that followed. For example, we did not own Citigroup when it suffered significant losses on mortgage-related investments. Nor did we hold Wachovia Corp., which was similarly hurt by credit losses. Both companies -- which together averaged roughly 3.7% of the benchmark -- cut their dividends significantly and issued dilutive equity either during or subsequent to the reporting period.

CONSUMER DISCRETIONARY ENHANCED PERFORMANCE

Our results were also enhanced by our relatively small allocation to the consumer discretionary sector, one of the weakest in the benchmark. An underweight in media

* All fund returns referenced in this commentary are for Investor Class shares.

** The median returns for Morningstar's Large Cap Value category were 11.96%
and 4.44% for the five- and ten-year periods ended March 31, 2008, respectively, and 9.27% since the fund's inception. ©2008 Morningstar, Inc.
All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings as of March 31, 2008
                                                            % of net   % of net
                                                             assets     assets
                                                              as of      as of
                                                             3/31/08    9/30/07

Exxon Mobil Corp.                                             6.9%       4.1%
General Electric Co.                                          5.4%       5.7%
BP plc(1)                                                     4.9%       3.6%
AT&T Inc.                                                     4.3%       3.3%
Lincare Holdings Inc., 3.00%, 6/15/33 (Conv. Bond)            3.8%       1.8%
Southern Co.                                                  3.4%       3.2%
Kimberly-Clark Corp.                                          3.1%       0.6%
Kraft Foods Inc. Cl A                                         2.5%       2.7%
Intel Corp., 2.95%, 12/15/35 (Conv. Bond)                     2.4%       1.2%
UST Inc.                                                      2.4%       2.0%

(1) Includes shares traded on all exchanges.

------
5

Equity Income

companies, and in newspapers in particular, was advantageous. The newspaper business has been hurt by declining circulation and falling advertising revenues.

Home Depot, the home-improvement chain, was another source of strong relative performance. Last summer, the company's shares climbed on news that it would sell its supply business to a private equity consortium and buy back a large number of shares in a Dutch auction. We locked in our gains by liquidating our position ahead of the stock's decline last fall.

INFORMATION TECHNOLOGY ADDED VALUE

Strong security selection contributed to our relative outperformance in the information technology sector. The portfolio held convertible securities in chipmaker Intel, which has captured significant market share by capitalizing on the difficulties of its chief rival, Advanced Micro Devices.

STOCK SELECTION IN FINANCIALS DETRACTED

As credit-market turmoil spread, even higher-quality financials holdings were affected. One was Freddie Mac, the stockholder-owned corporation chartered by
Congress to keep money flowing to mortgage lenders in support of home ownership. We limited the impact by selling our shares before deeper-than-expected losses were announced. Also detracting were convertible securities issued by Fannie Mae, another government-sponsored entity in the mortgage industry. However, the convertibles retained more of their value when
Fannie Mae's stock declined with the sector. We have eliminated the position.

ENERGY HAMPERED PROGRESS

Investments in the energy sector boosted absolute performance, but our mix of companies slowed us against the benchmark. We were underweight in higher-beta exploration and production companies whose shares rose strongly on record oil prices. Our progress was also hindered by a slight underweight in major integrated oil and gas companies, such as Chevron and ConocoPhillips, which added to the benchmark's results.

OUTLOOK

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. We see attractive opportunities in utilities, health care, and consumer staples, reflected by our overweight positions in these sectors. As the debt market crisis and a slowing economy continue to weigh on the market, we are being very selective in our ownership of financials and consumer discretionary companies, relying on fundamental analysis to identify strong, financially sound businesses whose securities provide attractive yields.

Top Five Industries as of March 31, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                        3/31/08        9/30/07

Oil, Gas & Consumable Fuels              16.0%          13.4%
Pharmaceuticals                          7.0%           8.1%
Industrial Conglomerates                 6.8%           6.4%
Food Products                            6.7%           8.9%
Electric Utilities                       6.3%           5.8%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        3/31/08        9/30/07

Common Stocks                            84.0%          78.7%
Convertible Bonds                        13.5%          14.1%
Convertible Preferred Stocks             1.6%           5.5%
Preferred Stocks                         0.1%            --
TOTAL EQUITY EXPOSURE                    99.2%          98.3%
Temporary Cash Investments               0.3%           2.9%
Other Assets and Liabilities(1)          0.5%          (1.2)%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
Equity Income

MARCH 31, 2008

Shares/Principal Amount                                                      Value

Common Stocks -- 84.0%

AEROSPACE & DEFENSE -- 0.6%
        393,027  Northrop Grumman Corp.                               $ 30,581,431
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.1%
         94,306  United Parcel Service, Inc. Cl B                        6,886,224
                                                                    --------------
AUTOMOBILES -- 0.2%
        392,100  Honda Motor Co., Ltd. ORD                              11,232,156
                                                                    --------------
BUILDING PRODUCTS -- 0.6%
      1,752,200  Masco Corp.                                            34,746,126
                                                                    --------------
CAPITAL MARKETS -- 0.9%
        802,613  AllianceBernstein Holding L.P.                         50,869,612
                                                                    --------------
CHEMICALS -- 1.4%
      1,225,600  du Pont (E.I.) de Nemours & Co.                        57,309,056
        181,000  International Flavors & Fragrances Inc.                 7,973,050
        161,500  Rohm and Haas Co.                                       8,733,920
                                                                    --------------
                                                                        74,016,026
                                                                    --------------
COMMERCIAL BANKS -- 5.1%
      3,187,500  Associated Banc-Corp                                   84,883,125
      2,629,344  Commerce Bancshares, Inc.                             110,511,329
      2,457,491  Marshall & Ilsley Corp.                                57,013,791
        329,000  SunTrust Banks, Inc.                                   18,141,060
                                                                    --------------
                                                                       270,549,305
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
      2,653,945  Waste Management, Inc.                                 89,066,394
                                                                    --------------
CONTAINERS & PACKAGING -- 0.3%
        610,600  Bemis Co., Inc.                                        15,527,558
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
        456,300  Bank of America Corp.                                  17,298,333
      1,817,900  JPMorgan Chase & Co.                                   78,078,805
                                                                    --------------
                                                                        95,377,138
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.8%
      5,972,600  AT&T Inc.                                             228,750,493
        753,300  Verizon Communications Inc.                            27,457,785
                                                                    --------------
                                                                       256,208,278
                                                                    --------------

Shares/Principal Amount                                                      Value

ELECTRIC UTILITIES -- 6.3%
      2,597,243  Portland General Electric Co.                        $ 58,567,830
      5,082,800  Southern Co.                                          180,998,507
      4,124,849  Westar Energy Inc.                                     93,922,812
                                                                    --------------
                                                                       333,489,149
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%
      1,154,000  Molex Inc. Cl A                                        25,226,440
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.2%
      1,273,016  Wal-Mart Stores, Inc.                                  67,062,483
                                                                    --------------
FOOD PRODUCTS -- 6.7%
      2,672,121  Campbell Soup Co.                                      90,718,508
      1,966,800  H.J. Heinz Co.                                         92,380,596
      1,030,400  Hershey Co. (The)(1)                                   38,815,168
      4,267,256  Kraft Foods Inc. Cl A                                 132,327,609
                                                                    --------------
                                                                       354,241,881
                                                                    --------------
GAS UTILITIES -- 4.3%
      2,255,000  Nicor Inc.(2)                                          75,565,050
      2,724,680  Piedmont Natural Gas Co., Inc.(1)                      71,550,097
      2,471,500  WGL Holdings Inc.(2)                                   79,236,290
                                                                    --------------
                                                                       226,351,437
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.4%
        353,100  McDonald's Corp.                                       19,692,387
                                                                    --------------
HOUSEHOLD DURABLES -- 0.2%
        154,300  Whirlpool Corp.                                        13,390,154
                                                                    --------------
HOUSEHOLD PRODUCTS -- 4.9%
      2,524,000  Kimberly-Clark Corp.                                  162,924,200
      1,372,200  Procter & Gamble Co. (The)                             96,150,054
                                                                    --------------
                                                                       259,074,254
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 6.8%
        994,400  3M Co.                                                 78,706,760
      7,685,200  General Electric Co.                                  284,429,252
                                                                    --------------
                                                                       363,136,012
                                                                    --------------
INSURANCE -- 4.6%
      1,943,700  Allstate Corp.                                         93,414,222
        908,700  Gallagher (Arthur J.) & Co.                            21,463,494
        384,500  Hartford Financial Services Group Inc. (The)           29,133,565
      4,024,580  Marsh & McLennan Companies, Inc.                       97,998,523
                                                                    --------------
                                                                       242,009,804
                                                                    --------------
IT SERVICES -- 1.3%
        581,700  International Business Machines Corp.                  66,976,938
                                                                    --------------

------
7

Equity Income

Shares/Principal Amount                                                      Value

LEISURE EQUIPMENT & PRODUCTS -- 0.1%
        189,600  Hasbro, Inc.                                          $ 5,289,840
                                                                    --------------
MACHINERY -- 0.1%
        130,900  Dover Corp.                                             5,469,002
         53,300  Kaydon Corp.                                            2,340,403
                                                                    --------------
                                                                         7,809,405
                                                                    --------------
MULTI-UTILITIES -- 0.8%
        677,614  Consolidated Edison, Inc.                              26,901,276
        669,900  Xcel Energy Inc.                                       13,364,505
                                                                    --------------
                                                                        40,265,781
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 13.9%
      2,078,800  BP plc ADR                                            126,079,220
     13,236,200  BP plc ORD                                            133,923,042
      4,300,879  Exxon Mobil Corp.                                     363,768,346
      1,503,700  Total SA ORD                                          111,781,777
                                                                    --------------
                                                                       735,552,385
                                                                    --------------
PAPER & FOREST PRODUCTS -- 1.3%
      1,060,100  Weyerhaeuser Co.                                       68,948,904
                                                                    --------------
PHARMACEUTICALS -- 7.0%
      1,020,000  Abbott Laboratories                                    56,253,000
      4,401,900  Bristol-Myers Squibb Co.                               93,760,470
      1,905,200  Johnson & Johnson                                     123,590,324
        531,600  Merck & Co., Inc.                                      20,174,220
      3,825,296  Pfizer Inc.                                            80,063,445
                                                                    --------------
                                                                       373,841,459
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
        953,250  Rayonier, Inc.                                         41,409,180
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 2.9%
      6,635,782  People's United Financial, Inc.                       114,865,386
      1,683,596  Washington Federal, Inc.                               38,453,333
                                                                    --------------
                                                                       153,318,719
                                                                    --------------
TOBACCO -- 2.4%
      2,311,700  UST Inc.                                              126,033,884
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $4,285,492,296)                                                4,458,180,744
                                                                    --------------

Convertible Bonds -- 13.5%

CAPITAL MARKETS -- 2.0%
      $ 310,000  Allegro Investment Corp. SA (convertible into
                 Ameriprise Financial Inc.), 16.85%, 7/25/08
                 (Acquired 1/22/08, Cost $15,288,890)(3)(4)             15,464,905
        195,000  Allegro Investment Corp. SA (convertible into
                 Legg Mason, Inc.), 12.00%, 7/10/08 (Acquired
                 1/4/08, Cost $13,651,950)(3)(4)                        11,195,743

Shares/Principal Amount                                                      Value

      $ 238,600  Citigroup Funding Inc. (convertible into
                 Merrill Lynch & Co.), 24.00%, 9/18/08(4)               $9,907,264
        302,900  Deutsche Bank AG (London), (convertible into
                 Morgan Stanley), 15.31%, 6/13/08 (Acquired
                 12/13/07, Cost $14,448,330)(3)(4)                      13,787,121
        200,000  Morgan Stanley (convertible into Ameriprise
                 Financial Inc.), 14.83%, 8/7/08 (Acquired
                 2/4/08, Cost $11,036,000)(3)(4)                        10,465,644
        213,000  Morgan Stanley (convertible into Legg Mason
                 Inc.), 12.50%, 7/22/08 (Acquired 1/16/08, Cost
                 $14,922,780)(3)(4)                                     12,281,501
        231,200  Natixis Financial Products, (convertible into
                 Legg Mason, Inc.), 11.51%, 7/2/08 (Acquired
                 12/27/07, Cost $16,563,168)(3)(4)                      13,716,331
        421,000  Natixis Financial Products, (convertible into
                 Morgan Stanley), 11.30%, 8/7/08 (Acquired
                 2/4/08, Cost $20,056,440)(3)(4)                        18,839,540
                                                                    --------------
                                                                       105,658,049
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.2%
     66,080,000  Vishay Intertechnology, Inc., 3.625%, 8/1/23           66,080,000
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 3.8%
    204,716,000  Lincare Holdings Inc., 3.00%, 6/15/33                 203,436,525
                                                                    --------------
INSURANCE -- 0.7%
        289,400  Allegro Investment Corp. SA (convertible into
                 American International Group, Inc.), 18.00%,
                 7/23/08 (Acquired 1/18/08, Cost
                 $14,849,114)(3)(4)                                     13,018,611
        558,500  Natixis Financial Products, (convertible into
                 American International Group, Inc.), 20.20%,
                 8/14/08 (Acquired 2/11/08, Cost
                 $25,300,050)(3)(4)                                     24,671,647
                                                                    --------------
                                                                        37,690,258
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.3%
     11,090,000  Hasbro Inc., 2.75%, 12/1/21                            15,096,263
                                                                    --------------

------
8

Equity Income

Shares/Principal Amount                                                      Value

MEDIA -- 0.2%
      $ 725,000  Natixis Financial Products, (convertible into
                 Time Warner Inc.), 6.27%, 6/13/08(4)                 $ 10,140,653
                                                                    --------------
MULTILINE RETAIL -- 0.2%
        262,200  Credit Suisse New York, (convertible into
                 Target Corp.), 17.84%, 6/30/08(4)                      13,007,529
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 2.1%
     47,326,000  Devon Energy Corp., (convertible into Chevron
                 Corp.), 4.95%, 8/15/08(4)                              75,721,600
     31,811,000  Peabody Energy Corp., 4.75%, 12/15/66                  36,264,540
                                                                    --------------
                                                                       111,986,140
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.6%
    130,660,000  Intel Corp., 2.95%, 12/15/35                          128,863,425
        458,800  Morgan Stanley, (convertible into Applied
                 Materials, Inc.), 10.45%, 3/20/08 (Acquired
                 12/14/07, Cost $8,212,520)(3)(4)                        8,484,294
                                                                    --------------
                                                                       137,347,719
                                                                    --------------
SPECIALTY RETAIL -- 0.4%
        840,000  Morgan Stanley (convertible into Lowe's
                 Companies, Inc.), 9.00%, 4/2/08 (Acquired
                 9/25/07, Cost $24,194,352)(3)(4)                       19,269,600
                                                                    --------------
TOTAL CONVERTIBLE BONDS
(Cost $713,859,333)                                                    719,712,736
                                                                    --------------

Convertible Preferred Stocks -- 1.6%

DIVERSIFIED FINANCIAL SERVICES -- 0.6%
         30,850  Bank of America Corp., 7.25%, 12/31/49                 31,868,050
                                                                    --------------
HOUSEHOLD DURABLES -- 1.0%
      1,141,600  Newell Financial Trust I, 5.25%, 12/1/27               51,800,100
                                                                    --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $85,135,872)                                                      83,668,150
                                                                    --------------

Preferred Stocks -- 0.1%

DIVERSIFIED FINANCIAL SERVICES -- 0.1%
        342,359  Citigroup Inc., 8.125%, 2/15/18
(Cost $8,694,871)                                                        8,230,310
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 0.3%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.375%,
04/15/11, valued at $13,968,810), in a joint trading account at
1.35%, dated 3/31/08, due 4/1/08 (Delivery value $13,700,514)
(Cost $13,700,000)                                                    $ 13,700,000
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(5) -- 1.6%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08 due 4/1/08 (Delivery
value $21,003,486)                                                      21,002,144

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$20,537,984)                                                            20,536,672

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08
(Delivery value $22,501,406)                                            22,500,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $21,489,408)                                 21,488,125
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $85,526,941)                                                      85,526,941
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 101.1%
(Cost $5,192,409,313)                                                5,369,018,881
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (1.1)%                                (59,687,708)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $5,309,331,173
                                                                    ==============

------
9

Equity Income

Forward Foreign Currency Exchange Contracts
                                                                    Unrealized
      Contracts to Sell          Settlement Date       Value       Gain (Loss)

    55,104,742  Euro for USD         4/30/08        $ 86,887,421       $ 103,955
   118,831,608  GBP for USD          4/30/08         235,186,397       3,004,432
   779,886,900  JPY for USD          4/30/08           7,834,133        (10,777)
                                                    ------------   -------------
                                                    $329,907,951      $3,097,610
                                                    ============   =============

(Value on Settlement Date $333,005,561)

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was $161,194,937, which represented 3.0% of total net assets.

(4) Equity-linked debt security. The aggregated value of these securities at
March 31, 2008, was $269,971,983, which represented 5.1% of total net assets.

(5) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of March 31, 2008, securities with an aggregate value of $256,936,975, which represented 4.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
10

PERFORMANCE
Value

Total Returns as of March 31, 2008
                                                 Average Annual Returns
                                                                    Since      Inception
                                 1 year     5 years   10 years    Inception      Date

INVESTOR CLASS                   -11.56%    11.54%      5.93%       10.72%      9/1/93

RUSSELL 3000 VALUE INDEX(1)      -10.60%    13.79%      5.63%     10.44%(2)       --

S&P 500 INDEX(1)                 -5.08%     11.32%      3.50%      9.45%(2)       --

LIPPER MULTI-CAP VALUE FUNDS
INDEX(1)                         -11.70%    12.04%      4.59%      9.16%(2)       --

Institutional Class              -11.36%    11.78%      6.15%       7.34%       7/31/97

A Class(3)
 No sales charge*                -11.76%    11.30%      5.67%       8.74%
 With sales charge*              -16.79%    10.00%      5.05%       8.18%       10/2/96

B Class
 No sales charge*                -12.41%    10.50%       --         9.60%
 With sales charge*              -16.41%    10.36%       --         9.47%       1/31/03

C Class                          -12.36%    10.52%       --         4.92%       6/4/01

R Class                          -11.98%      --         --         2.08%       7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 8/31/93, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

Value

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
                  1999     2000      2001     2002      2003     2004     2005    2006     2007      2008

Investor Class   -9.88%    1.42%    19.20%   17.96%   -19.85%   40.66%   9.95%    9.89%   14.90%   -11.56%

Russell 3000
Value Index       2.51%    6.81%    1.48%     5.67%   -22.79%   42.45%   12.88%  14.20%   16.22%   -10.60%

S&P 500 Index    18.46%   17.94%   -21.68%    0.24%   -24.76%   35.12%   6.69%   11.73%   11.83%    -5.08%

Lipper
Multi-Cap
Value Funds
Index            -3.71%    5.42%    6.54%     6.47%   -22.91%   42.99%   10.27%  12.97%   12.23%   -11.70%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
12

PORTFOLIO COMMENTARY
Value

Portfolio Managers: Scott Moore, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

Value returned -11.56%* for the 12 months ended March 31, 2008. By comparison, the Lipper Multi-Cap Value Funds Index returned -11.70%, while the median return for Morningstar's Large Cap Value category** (whose performance, like
Value's, reflects fund operating expenses) was -9.10%. Two market indices --
the Russell 3000 Value Index and the S&P 500 Index -- returned -10.60% and
-5.08%, respectively. The portfolio's returns reflect operating expenses, while the indices' returns do not.

Value's performance for the period was hampered by the volatile, challenging market environment described in the Market Perspective on page 2. In addition, the portfolio faced headwinds as growth stocks outperformed value across the capitalization spectrum, and for much of the period, investors favored companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. Nevertheless, we continued to emphasize on less-risky businesses with sound balance sheets.

Our disciplined investment approach has provided longer-term investors with solid performance. Since Value's inception on September 1, 1993, the portfolio has produced an average annualized return of 10.72%, topping the returns for that period for the Lipper Multi-Cap Value Funds Index, Morningstar's Large
Cap Value category median,** the Russell 3000 Value Index, and the S&P 500
(see the performance information on pages 11 and 12).

FINANCIALS DETRACTED

Despite an underweight position, the broad decline in the financials sector was a drag on both absolute and relative performance. Detracting the most was our greater-than-the-benchmark allocation to thrifts -- specifically MGIC
Investment Corp., the nation's largest private mortgage insurer. It was hurt by larger-than-expected losses in its core business, which were a direct result of the housing slowdown.

Our mix of insurance stocks also hindered progress. A top detractor was Ambac
Financial Group, a leading municipal bond insurer. Its stock declined on concerns about bond insurers in general and the company's exposure to subprime loans.

* All fund returns referenced in this commentary are for Investor Class shares.

** The median returns for Morningstar's Large Cap Value category were 11.96%
and 4.44% for the five- and ten-year periods ended March 31, 2008, respectively, and 9.31% since the fund's inception. ©2008 Morningstar, Inc.
All Rights Reserved. The information contained herein: (1) is proprietary to
Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings as of March 31, 2008
                                          % of net       % of net
                                        assets as of   assets as of
                                           3/31/08        9/30/07

General Electric Co.                        4.9%           2.7%
Exxon Mobil Corp.                           4.7%           1.5%
Kraft Foods Inc. Cl A                       4.0%           3.3%
AT&T Inc.                                   3.8%           1.8%
BP plc ADR                                  3.8%           3.1%
Bemis Co., Inc.                             3.2%           1.6%
Kimberly-Clark Corp.                        2.9%           1.6%
Johnson & Johnson                           2.6%           2.2%
Pfizer Inc.                                 2.3%           2.5%
American International Group, Inc.          2.2%           1.6%

------
13

Value

ENERGY POSITION HAMPERED RESULTS

Value's underweight in the energy sector -- the benchmark's top performer --
slowed relative performance. Because of valuations, we did not own some major integrated oil companies and refining companies, such as ConocoPhillips and
Occidental Petroleum. Our progress was also slowed by an underweight in Exxon
Mobil, which reported record earnings.

CONSUMER STAPLES LED RESULTS

On the positive side, an overweight in consumer staples companies benefited performance. Our valuation work uncovered a number of attractively priced businesses -- industry leaders with high and sustainable market-share positions, solid returns on capital, and good financial strength. The portfolio's basket of high-profile food stocks contributed positively, providing two of our strongest contributors -- Kraft and H.J. Heinz. Kraft, the largest branded food company in the U.S., has invested in new product development and marketing, and is considering the divestiture of non-core businesses. Heinz, which has streamlined its suite of products, reported strong sales of its top brands.

INFORMATION TECHNOLOGY CONTRIBUTED

Strong security selection in information technology was another performance factor. A top holding was Intel Corp., the world's largest semiconductor manufacturer. Intel has leveraged its technology leadership and superior product line in response to better-than-expected global demand for computing products. Another key holding was Diebold Inc., a leading provider of automatic teller machines, electronic surveillance and monitoring equipment and services, and electronic voting machines. The company received an unsolicited takeover offer from United Technology.

UTILITIES PROVIDED A TOP CONTRIBUTOR

Key holdings in the utilities sector added to relative performance. Puget
Energy, Inc., which provides electric and gas services to customers in
Washington State, agreed to be acquired by a private equity group for $30 per share.

OUTLOOK

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We see opportunities in consumer staples, healthcare, and information technology companies, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials and energy stocks.

Top Five Industries as of March 31, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                        3/31/08        9/30/07

Food Products                            10.4%          9.0%
Oil, Gas & Consumable Fuels              9.9%           6.3%
Insurance                                7.2%           9.8%
Pharmaceuticals                          6.7%           6.0%
Industrial Conglomerates                 5.7%           2.7%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        3/31/08        9/30/07

Domestic Common Stocks                   91.1%          90.4%
Foreign Common Stocks(1)                 7.9%           7.6%
TOTAL COMMON STOCKS                      99.0%          98.0%
Temporary Cash Investments               2.0%           1.0%
Other Assets and Liabilities(2)         (1.0)%          1.0%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

------
14

SCHEDULE OF INVESTMENTS
Value

MARCH 31, 2008

Shares                                                                    Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 0.3%
        71,950  Northrop Grumman Corp.                              $ 5,598,431
                                                                  -------------
AIR FREIGHT & LOGISTICS -- 0.5%
       165,590  United Parcel Service, Inc. Cl B                     12,091,382
                                                                  -------------
AIRLINES -- 1.1%
     1,909,220  Southwest Airlines Co.                               23,674,328
                                                                  -------------
AUTO COMPONENTS -- 0.8%
       337,550  Autoliv, Inc.                                        16,945,010
                                                                  -------------
AUTOMOBILES -- 2.2%
       285,400  Honda Motor Co., Ltd. ORD                             8,175,612
       191,160  Thor Industries Inc.(1)                               5,690,833
       679,800  Toyota Motor Corp. ORD                               34,242,627
                                                                  -------------
                                                                     48,109,072
                                                                  -------------
BEVERAGES -- 1.8%
       841,450  Anheuser-Busch Companies, Inc.                       39,926,803
                                                                  -------------
BIOTECHNOLOGY -- 0.9%
       464,100  Amgen Inc.(2)                                        19,390,098
                                                                  -------------
BUILDING PRODUCTS -- 0.5%
       531,910  Masco Corp.                                          10,547,775
                                                                  -------------
CAPITAL MARKETS -- 2.5%
       232,150  AllianceBernstein Holding L.P.                       14,713,667
       194,400  Ameriprise Financial Inc.                            10,079,640
       184,900  Legg Mason, Inc.                                     10,350,702
       196,670  Merrill Lynch & Co., Inc.                             8,012,336
       273,380  Morgan Stanley                                       12,493,466
                                                                  -------------
                                                                     55,649,811
                                                                  -------------
CHEMICALS -- 1.5%
       170,830  du Pont (E.I.) de Nemours & Co.                       7,988,011
       181,940  International Flavors & Fragrances Inc.               8,014,457
       289,000  Minerals Technologies Inc.                           18,149,200
                                                                  -------------
                                                                     34,151,668
                                                                  -------------
COMMERCIAL BANKS -- 5.3%
       564,530  Associated Banc-Corp                                 15,033,434
       379,980  BB&T Corporation                                     12,182,159
     1,625,290  Marshall & Ilsley Corp.                              37,706,728
       873,720  South Financial Group Inc. (The)(1)                  12,983,479
       334,630  SunTrust Banks, Inc.                                 18,451,498
       368,620  U.S. Bancorp                                         11,928,543
       212,040  Zions Bancorporation                                  9,658,422
                                                                  -------------
                                                                    117,944,263
                                                                  -------------

Shares                                                                    Value

COMMERCIAL SERVICES & SUPPLIES -- 3.8%
       540,250  Avery Dennison Corp.                               $ 26,607,313
       414,400  Pitney Bowes, Inc.                                   14,512,288
       422,320  Republic Services, Inc.                              12,348,637
       946,200  Waste Management, Inc.                               31,754,471
                                                                  -------------
                                                                     85,222,709
                                                                  -------------
COMPUTERS & PERIPHERALS -- 0.8%
       454,140  Diebold, Inc.                                        17,052,957
                                                                  -------------
CONTAINERS & PACKAGING -- 3.2%
     2,787,790  Bemis Co., Inc.                                      70,893,500
                                                                  -------------
DISTRIBUTORS -- 0.7%
       367,690  Genuine Parts Co.                                    14,788,492
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES -- 4.1%
     1,294,330  Bank of America Corp.                                49,068,050
       700,670  JPMorgan Chase & Co.                                 30,093,777
       349,720  McGraw-Hill Companies, Inc. (The)                    12,922,154
                                                                  -------------
                                                                     92,083,981
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.2%
     2,220,000  AT&T Inc.                                            85,026,000
       867,290  Verizon Communications Inc.                          31,612,721
                                                                  -------------
                                                                    116,638,721
                                                                  -------------
ELECTRIC UTILITIES -- 2.2%
       471,280  IDACORP, Inc.                                        15,132,801
       283,030  Southern Co.                                         10,078,698
     1,039,060  Westar Energy Inc.                                   23,659,396
                                                                  -------------
                                                                     48,870,895
                                                                  -------------
ELECTRICAL EQUIPMENT -- 0.9%
       445,640  Hubbell Inc. Cl B                                    19,470,012
                                                                  -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
     1,308,900  Molex Inc.                                           30,314,124
       659,760  Tyco Electronics Ltd.                                22,642,963
                                                                  -------------
                                                                     52,957,087
                                                                  -------------
FOOD & STAPLES RETAILING -- 0.2%
       105,970  Wal-Mart Stores, Inc.                                 5,582,500
                                                                  -------------
FOOD PRODUCTS -- 10.4%
       778,940  Campbell Soup Co.                                    26,445,013
     1,165,250  ConAgra Foods, Inc.                                  27,907,738
       279,130  General Mills, Inc.                                  16,714,304
       738,500  H.J. Heinz Co.                                       34,687,345
       492,040  Hershey Co. (The)                                    18,535,147
     2,854,940  Kraft Foods Inc. Cl A                                88,531,688
       574,930  Unilever N.V. CVA                                    19,313,624
                                                                  -------------
                                                                    232,134,859
                                                                  -------------

------
15

Value

Shares                                                                    Value

GAS UTILITIES -- 1.1%
       288,080  Southwest Gas Corp.                                 $ 8,054,717
       498,910  WGL Holdings Inc.(1)                                 15,995,054
                                                                 --------------
                                                                     24,049,771
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
       578,700  Beckman Coulter, Inc.                                37,355,085
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
       360,200  LifePoint Hospitals Inc.(2)                           9,894,694
       269,600  Universal Health Services, Inc. Cl B                 14,474,824
                                                                 --------------
                                                                     24,369,518
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
       681,930  International Speedway Corp., Cl A                   28,095,516
     1,048,580  Speedway Motorsports Inc.                            26,287,901
                                                                 --------------
                                                                     54,383,417
                                                                 --------------
HOUSEHOLD DURABLES -- 0.3%
        92,160  Whirlpool Corp.                                       7,997,645
                                                                 --------------
HOUSEHOLD PRODUCTS -- 3.2%
     1,000,080  Kimberly-Clark Corp.                                 64,555,164
        88,630  Procter & Gamble Co. (The)                            6,210,304
                                                                 --------------
                                                                     70,765,468
                                                                 --------------
INDUSTRIAL CONGLOMERATES -- 5.7%
       238,970  3M Co.                                               18,914,476
     2,922,730  General Electric Co.                                108,170,237
                                                                 --------------
                                                                    127,084,713
                                                                 --------------
INSURANCE -- 7.2%
       626,810  Allstate Corp.                                       30,124,489
     1,144,920  American International Group, Inc.                   49,517,789
           110  Berkshire Hathaway Inc. Cl A(2)                      14,674,000
       248,360  Chubb Corp.                                          12,288,853
       244,460  Genworth Financial Inc. Cl A                          5,534,574
       224,100  Hartford Financial Services Group Inc. (The)         16,980,057
     1,245,940  Marsh & McLennan Companies, Inc.                     30,338,639
                                                                 --------------
                                                                    159,458,401
                                                                 --------------
IT SERVICES -- 0.6%
       121,040  International Business Machines Corp.                13,936,546
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.5%
       502,530  RC2 Corp.(2)                                         10,538,054
                                                                 --------------

Shares                                                                    Value

MULTI-UTILITIES -- 3.4%
       278,540  Ameren Corp.                                       $ 12,266,902
       973,110  Puget Energy, Inc.                                   25,174,356
       641,480  Wisconsin Energy Corp.                               28,218,705
       527,200  Xcel Energy Inc.                                     10,517,640
                                                                 --------------
                                                                     76,177,603
                                                                 --------------
MULTILINE RETAIL -- 0.2%
       112,050  Target Corp.                                          5,678,694
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS -- 9.9%
        46,420  Apache Corp.                                          5,608,464
     1,398,720  BP plc ADR                                           84,832,368
       144,750  Chevron Corp.                                        12,355,860
       107,280  Equitable Resources Inc.                              6,318,792
     1,237,780  Exxon Mobil Corp.                                   104,691,432
        80,040  Royal Dutch Shell plc ADR                             5,521,159
                                                                 --------------
                                                                    219,328,075
                                                                 --------------
PAPER & FOREST PRODUCTS -- 0.8%
       263,780  Weyerhaeuser Co.                                     17,156,251
                                                                 --------------
PHARMACEUTICALS -- 6.7%
       908,700  Bristol-Myers Squibb Co.                             19,355,310
       285,600  Eli Lilly and Company                                14,734,104
       887,480  Johnson & Johnson                                    57,570,828
       146,290  Merck & Co., Inc.                                     5,551,706
     2,451,180  Pfizer Inc.                                          51,303,197
                                                                 --------------
                                                                    148,515,145
                                                                 --------------
ROAD & RAIL -- 0.2%
       384,740  Heartland Express, Inc.(1)                            5,486,392
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
       792,670  Intel Corp.                                          16,788,751
       330,280  KLA-Tencor Corp.                                     12,253,388
       219,860  Texas Instruments Inc.                                6,215,442
                                                                 --------------
                                                                     35,257,581
                                                                 --------------
SPECIALTY RETAIL -- 0.8%
       740,110  Lowe's Companies, Inc.                               16,978,123
                                                                 --------------
THRIFTS & MORTGAGE FINANCE -- 0.1%
       127,600  Fannie Mae                                            3,358,432
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
        73,010  Grainger (W.W.), Inc.                                 5,577,235
                                                                 --------------
TOTAL COMMON STOCKS
(Cost $2,212,483,157)                                             2,203,176,503
                                                                 --------------

Principal Amount

Temporary Cash Investments -- 2.0%

   $45,100,000  FNMA, 1.35%, 4/1/08(3)                               45,100,000
(Cost $45,100,000)
                                                                 --------------

------
16

Value

                                                                          Value

Temporary Cash Investments -- Securities Lending Collateral(4) -- 0.5%

Repurchase Agreement, Barclays Bank plc, (collateralized
by various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.30%, dated 3/31/08 due
4/1/08 (Delivery value $2,661,860)                                  $ 2,661,690

Repurchase Agreement, BNP Paribas, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.30%, dated 3/31/08, due
4/1/08 (Delivery value $2,595,457)                                    2,595,291

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.25%, dated 3/31/08, due
4/1/08 (Delivery value $2,750,172)                                    2,750,000

                                                                          Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.15%, dated 3/31/08, due 4/1/08 (Delivery value
$2,728,264)                                                         $ 2,728,100
                                                                 --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $10,735,081)                                                   10,735,081
                                                                 --------------
TOTAL INVESTMENT SECURITIES -- 101.5%
(Cost $2,268,318,238)                                             2,259,011,584
                                                                 --------------
OTHER ASSETS AND LIABILITIES -- (1.5)%                             (33,378,884)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%                                       $2,225,632,700
                                                                 ==============

Forward Foreign Currency Exchange Contracts
                                                                        Unrealized
         Contracts to Sell           Settlement Date       Value       Gain (Loss)

       12,217,263  Euro for USD          4/30/08         $ 19,263,795      $ 23,276
       43,946,082  GBP for USD           4/30/08           86,976,191     1,114,735
    3,460,557,600  JPY for USD           4/30/08           34,762,052      (48,347)
                                                         ------------   -----------
                                                         $141,002,038    $1,089,664
                                                         ============   ===========

(Value on Settlement Date $142,091,702)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

FNMA = Federal National Mortgage Association

GBP = British Pound

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of March 31, 2008, securities with an aggregate value of $61,731,863, which represented 2.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
17

PERFORMANCE
Large Company Value

Total Returns as of March 31, 2008
                                           Average Annual Returns
                                                         Since      Inception
                                  1 year    5 years    Inception       Date

INVESTOR CLASS                    -9.88%    11.90%       5.49%       7/30/99

RUSSELL 1000 VALUE INDEX(1)       -9.99%    13.68%       4.87%          --

S&P 500 INDEX(1)                  -5.08%    11.32%       1.61%          --

Institutional Class               -9.70%    12.12%       5.62%       8/10/01

A Class(2)
 No sales charge*                -10.24%    11.59%       6.79%
 With sales charge*              -15.40%    10.28%       5.93%       10/26/00

B Class
 No sales charge*                -10.88%    10.82%       9.68%
 With sales charge*              -14.88%    10.68%       9.55%       1/31/03

C Class                          -10.91%    10.80%       5.43%       11/7/01

R Class                          -10.45%      --         7.86%       8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
18

Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made July 30, 1999

One-Year Returns Over Life of Class
Periods ended March 31
                 2000*     2001     2002     2003      2004    2005     2006     2007      2008

Investor Class  -7.22%    12.38%   10.20%   -21.19%   39.34%  10.73%    9.44%   15.37%    -9.88%

Russell 1000
Value Index     -1.56%    0.27%    4.38%    -22.79%   40.82%  13.17%   13.31%   16.83%    -9.99%

S&P 500 Index   13.73%   -21.68%   0.24%    -24.76%   35.12%   6.69%   11.73%   11.83%    -5.08%

* From 7/30/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
19

PORTFOLIO COMMENTARY
Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

Large Company Value returned -9.88%* for the 12 months ended March 31, 2008.
By comparison, its benchmark, the Russell 1000 Value Index, returned -9.99%.
The broader market, as measured by the S&P 500 Index, returned -5.08%. The portfolio's return reflects operating expenses, while the indices' returns do not. The median return for Morningstar's Large Cap Value category (whose performance, like Large Company Value's, reflects fund operating expenses) was
-9.10%.**

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered Large Company Value's absolute performance. However, on a relative basis, the portfolio finished slightly ahead of its benchmark, the Russell
1000 Value Index. For much of the period, investors preferred companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. But in spite of these negative factors, Large Company Value benefited from strong security selection. Investments in the information technology and consumer staples sectors added most to performance versus the benchmark, while positions in financials and energy stocks detracted.

Our disciplined investment approach has provided longer-term investors with solid performance. Since Large Company Value's inception on July 30, 1999, the portfolio has produced an average annualized return of 5.49%, topping the returns for Morningstar's Large Cap Value category median,** the Russell 1000
Value Index, and the S&P 500 for that period (see performance information on pages 18 and 19).

FINANCIALS DETRACTED

Financials stocks -- the portfolio's largest sector position, but a relative underweight nonetheless -- represented our largest source of underperformance versus the benchmark. Many financials firms came under pressure amid the fallout in the subprime lending category. Three of our top detractors were
Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington
Mutual, a major thrift involved in mortgage finance; and Citigroup, a diversified global financial services company. All three stocks declined on news of bigger-than-expected losses, resulting from housing weakness and the deterioration of mortgage credit.

* All fund returns referenced in this commentary are for Investor Class shares.

** The median return for Morningstar's Large Cap Value category was 11.96% for the five-year period ended March 31, 2008, and 4.05% since the fund's inception. ©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings as of March 31, 2008
                                 % of net       % of net
                               assets as of   assets as of
                                  3/31/08        9/30/07

Exxon Mobil Corp.                  5.1%           5.2%
General Electric Co.               5.0%           2.4%
AT&T Inc.                          4.0%           3.1%
Chevron Corp.                      3.6%           3.2%
Bank of America Corp.              3.0%           3.4%
Johnson & Johnson                  2.7%           1.9%
Citigroup Inc.                     2.7%           4.5%
JPMorgan Chase & Co.               2.6%           2.3%
Royal Dutch Shell plc ADR          2.6%           2.9%
Pfizer Inc.                        2.6%           1.8%

------
20

Large Company Value

ENERGY POSITION HAMPERED PERFORMANCE

Although the portfolio's position in the energy sector contributed on an absolute basis, it underperformed in relative terms. Energy stocks, specifically oil and gas companies, provided the strongest results for the
Russell 1000 Value Index. Because of valuations, our allocation was smaller than the benchmark's, which hindered our progress.

INFORMATION TECHNOLOGY CONTRIBUTED

On the positive side, the portfolio benefited most from strong security selection in the information technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft, which benefited from strong sales of its new
Vista operating system and Office 2007. Hewlett-Packard continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

CONSUMER STAPLES ADDED VALUE

Our position in consumer staples also benefited performance as the U.S.
economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times or periods of stock market turbulence, investors often regard consumer staples stocks as lower-risk, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the benchmark.
Coca-Cola Co., for example, gained about 30% during the period. Coke reported growing revenues and bought back a large number of its shares. Another top performer was Unilever N.V., a foreign-based, global supplier of foods, home goods, and personal products, with a strong presence in the U.S. market. Its stock benefited from the company's stronger-than-expected revenue growth and progress in cost-cutting efforts.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. Large Company
Value is broadly diversified, with ongoing overweight positions in the information technology and health care sectors. Our valuation work is also directing us toward smaller relative weightings in utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of March 31, 2008
                                              % of net       % of net
                                            assets as of   assets as of
                                               3/31/08        9/30/07

Oil, Gas & Consumable Fuels                     13.9%          13.9%
Pharmaceuticals                                 8.9%           7.5%
Diversified Financial Services                  8.3%           10.2%
Diversified Telecommunication Services          6.0%           4.6%
Insurance                                       6.0%           6.1%

Types of Investments in Portfolio
                                              % of net       % of net
                                            assets as of   assets as of
                                               3/31/08        9/30/07

Common Stocks & Futures                         99.1%          97.6%
Temporary Cash Investments                      0.8%           2.4%
Other Assets and Liabilities(1)                 0.1%           --(2)

(1) Includes securities lending collateral and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

------
21

SCHEDULE OF INVESTMENTS
Large Company Value

MARCH 31, 2008

Shares                                                                  Value

Common Stocks -- 97.0%

AEROSPACE & DEFENSE -- 1.2%
     338,500  Northrop Grumman Corp.                             $ 26,338,696
                                                               --------------
BEVERAGES -- 2.1%
     525,200  Coca-Cola Co. (The)                                  31,968,924
     428,800  Pepsi Bottling Group Inc.                            14,540,608
                                                               --------------
                                                                   46,509,532
                                                               --------------
BIOTECHNOLOGY -- 0.6%
     313,900  Amgen Inc.(1)                                        13,114,742
                                                               --------------
CAPITAL MARKETS -- 2.7%
     271,500  Bank of New York Mellon Corp. (The)                  11,329,695
     533,500  Merrill Lynch & Co., Inc.                            21,734,790
     584,800  Morgan Stanley                                       26,725,360
                                                               --------------
                                                                   59,789,845
                                                               --------------
CHEMICALS -- 2.2%
     614,000  du Pont (E.I.) de Nemours & Co.                      28,710,640
     354,500  PPG Industries, Inc.                                 21,450,795
                                                               --------------
                                                                   50,161,435
                                                               --------------
COMMERCIAL BANKS -- 5.2%
     467,000  National City Corp.                                   4,646,650
     252,600  PNC Financial Services Group                         16,562,982
     844,200  U.S. Bancorp                                         27,318,312
     866,000  Wachovia Corp.                                       23,382,000
   1,541,900  Wells Fargo & Co.                                    44,869,290
                                                               --------------
                                                                  116,779,234
                                                               --------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     180,500  Avery Dennison Corp.                                  8,889,625
     456,600  R.R. Donnelley & Sons Company                        13,839,546
     471,100  Waste Management, Inc.                               15,810,116
                                                               --------------
                                                                   38,539,287
                                                               --------------
COMMUNICATIONS EQUIPMENT -- 0.2%
     389,300  Motorola, Inc.                                        3,620,490
                                                               --------------
COMPUTERS & PERIPHERALS -- 1.2%
     598,400  Hewlett-Packard Co.                                  27,322,944
                                                               --------------
CONSUMER FINANCE -- 0.2%
     331,900  Discover Financial Services                           5,433,203
                                                               --------------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
     743,800  H&R Block, Inc.                                      15,441,288
                                                               --------------

Shares                                                                  Value

DIVERSIFIED FINANCIAL SERVICES -- 8.3%
   1,756,700  Bank of America Corp.                              $ 66,596,497
   2,826,500  Citigroup Inc.                                       60,543,630
   1,375,400  JPMorgan Chase & Co.                                 59,073,430
                                                               --------------
                                                                  186,213,557
                                                               --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.0%
   2,353,300  AT&T Inc.                                            90,131,390
     134,400  Embarq Corp.                                          5,389,440
   1,106,300  Verizon Communications Inc.                          40,324,635
                                                               --------------
                                                                  135,845,465
                                                               --------------
ELECTRIC UTILITIES -- 2.8%
     437,700  Exelon Corporation                                   35,571,879
     578,200  PPL Corporation                                      26,550,944
                                                               --------------
                                                                   62,122,823
                                                               --------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
     181,000  National Oilwell Varco, Inc.(1)                      10,566,780
                                                               --------------
FOOD & STAPLES RETAILING -- 2.7%
     629,900  Kroger Co. (The)                                     15,999,460
     566,700  Wal-Mart Stores, Inc.                                29,853,756
     414,300  Walgreen Co.                                         15,780,687
                                                               --------------
                                                                   61,633,903
                                                               --------------
FOOD PRODUCTS -- 1.1%
     712,900  Unilever N.V. New York Shares                        24,046,117
                                                               --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
     330,700  Medtronic, Inc.                                      15,995,959
                                                               --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
     153,000  Quest Diagnostics Inc.                                6,926,310
                                                               --------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
      77,400  Darden Restaurants, Inc.                              2,519,370
     156,200  McDonald's Corp.                                      8,711,274
                                                               --------------
                                                                   11,230,644
                                                               --------------
HOUSEHOLD DURABLES -- 0.7%
     673,200  Newell Rubbermaid Inc.                               15,396,084
                                                               --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
     377,800  NRG Energy Inc.(1)                                   14,730,422
                                                               --------------
INDUSTRIAL CONGLOMERATES -- 5.7%
   3,018,800  General Electric Co.                                111,725,788
     349,200  Tyco International Ltd.                              15,382,260
                                                               --------------
                                                                  127,108,048
                                                               --------------

------
22

Large Company Value

Shares                                                                  Value

INSURANCE -- 6.0%
     556,700  Allstate Corp.                                     $ 26,755,002
   1,041,700  American International Group, Inc.                   45,053,525
     338,500  Hartford Financial Services Group Inc. (The)         25,648,145
     420,218  Loews Corp.                                          16,901,168
     197,900  Marsh & McLennan Companies, Inc.                      4,818,865
     267,000  Torchmark Corp.                                      16,049,370
                                                               --------------
                                                                  135,226,075
                                                               --------------
IT SERVICES -- 1.7%
     216,600  Fiserv, Inc.(1)                                      10,416,294
     248,600  International Business Machines Corp.                28,623,804
                                                               --------------
                                                                   39,040,098
                                                               --------------
MACHINERY -- 3.6%
     269,500  Caterpillar Inc.                                     21,099,155
      63,500  Deere & Co.                                           5,107,940
     392,400  Dover Corp.                                          16,394,472
     460,600  Ingersoll-Rand Company Ltd. Cl A                     20,533,548
     244,500  Parker-Hannifin Corp.                                16,936,515
                                                               --------------
                                                                   80,071,630
                                                               --------------
MEDIA -- 3.0%
      97,600  CBS Corp. Cl B                                        2,155,008
     650,200  Gannett Co., Inc.                                    18,888,310
   1,732,900  Time Warner Inc.                                     24,295,258
     572,300  Viacom Inc. Cl B(1)                                  22,674,526
                                                               --------------
                                                                   68,013,102
                                                               --------------
METALS & MINING -- 0.8%
     262,400  Nucor Corp.                                          17,774,976
                                                               --------------
MULTILINE RETAIL -- 0.6%
     333,700  Kohl's Corp.(1)                                      14,312,393
                                                               --------------
OFFICE ELECTRONICS -- 0.6%
     929,200  Xerox Corp.                                          13,910,124
                                                               --------------
OIL, GAS & CONSUMABLE FUELS -- 13.9%
     935,600  Chevron Corp.                                        79,862,816
     716,000  ConocoPhillips                                       54,566,360
      54,100  Devon Energy Corporation                              5,644,253
   1,344,500  Exxon Mobil Corp.                                   113,717,810
     853,700  Royal Dutch Shell plc ADR                            58,888,226
                                                               --------------
                                                                  312,679,465
                                                               --------------
PAPER & FOREST PRODUCTS -- 1.2%
     408,200  Weyerhaeuser Co.                                     26,549,328
                                                               --------------

Shares                                                                  Value

PHARMACEUTICALS -- 8.9%
     373,900  Abbott Laboratories                                $ 20,620,585
     355,900  Eli Lilly and Company                                18,360,881
     950,600  Johnson & Johnson                                    61,665,422
     389,000  Merck & Co., Inc.                                    14,762,550
   2,757,700  Pfizer Inc.                                          57,718,661
     655,200  Wyeth                                                27,361,152
                                                               --------------
                                                                  200,489,251
                                                               --------------
ROAD & RAIL -- 0.2%
     276,700  YRC Worldwide Inc.(1)(2)                              3,630,304
                                                               --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
     495,300  Applied Materials, Inc.                               9,663,303
     504,900  Intel Corp.                                          10,693,782
                                                               --------------
                                                                   20,357,085
                                                               --------------
SOFTWARE -- 1.6%
     810,000  Microsoft Corporation                                22,987,800
     728,500  Oracle Corp.(1)                                      14,249,460
                                                               --------------
                                                                   37,237,260
                                                               --------------
SPECIALTY RETAIL -- 2.5%
     374,100  Best Buy Co., Inc.                                   15,510,186
     550,900  Gap, Inc. (The)                                      10,841,712
     526,300  Home Depot, Inc. (The)                               14,720,611
     709,800  Staples, Inc.                                        15,693,678
                                                               --------------
                                                                   56,766,187
                                                               --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
     191,900  VF Corp.                                             14,874,169
                                                               --------------
THRIFTS & MORTGAGE FINANCE -- 1.4%
     872,700  Freddie Mac                                          22,096,764
     393,300  MGIC Investment Corp.(2)                              4,141,449
     495,600  Washington Mutual, Inc.(2)                            5,104,680
                                                               --------------
                                                                   31,342,893
                                                               --------------
TOBACCO -- 1.0%
     305,600  Altria Group Inc.                                     6,784,320
     305,600  Philip Morris International Inc.(1)                  15,457,248
                                                               --------------
                                                                   22,241,568
                                                               --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
   1,333,900  Sprint Nextel Corp.                                   8,923,791
                                                               --------------
TOTAL COMMON STOCKS
(Cost $2,068,751,326)                                           2,178,306,507
                                                               --------------

------
23

Large Company Value

                                                                       Value

Temporary Cash Investments -- 0.8%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations,
7.875%, 2/15/21, valued at $17,793,733), in a joint
trading account at 1.30%, dated 3/31/08, due 4/1/08
(Delivery value $17,394,140)
(Cost $17,393,512)                                              $ 17,393,512
                                                              --------------

Temporary Cash Investments -- Segregated For Futures Contracts -- 2.1%

Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Treasury obligations,
7.875%, 2/15/21, valued at $49,827,213), in a joint
trading account at 1.30%, dated 3/31/08, due 4/1/08
(Delivery value $48,708,247)
(Cost $48,706,488)                                                48,706,488
                                                              --------------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 0.5%

Repurchase Agreement, Barclays Bank plc, (collateralized
by various U.S. Government Agency obligations in a
pooled account at the lending agent), 2.30%, dated
3/31/08 due 4/1/08 (Delivery value $2,500,160)                     2,500,000

                                                                       Value

Repurchase Agreement, BNP Paribas, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.30%, dated 3/31/08, due
4/1/08 (Delivery value $3,056,070)                               $ 3,055,875

Repurchase Agreement, Deutsche Bank AG, (collateralized
by various U.S. Government Agency obligations in a
pooled account at the lending agent), 2.25%, dated
3/31/08, due 4/1/08 (Delivery value $3,000,188)                    3,000,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.15%, dated 3/31/08, due 4/1/08 (Delivery value
$3,000,179)                                                        3,000,000
                                                              --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING
COLLATERAL
(Cost $11,555,875)                                                11,555,875
                                                              --------------
TOTAL INVESTMENT SECURITIES -- 100.4%
(Cost $2,146,407,201)                                          2,255,962,382
                                                              --------------
OTHER ASSETS AND LIABILITIES -- (0.4)%                           (9,541,655)
                                                              --------------
TOTAL NET ASSETS -- 100.0%                                    $2,246,420,727
                                                              ==============

Futures Contracts
                            Expiration    Underlying Face Amount    Unrealized Gain
   Contracts Purchased         Date              at Value               (Loss)
   737  S&P 500 E-Mini
        Futures              June 2008          $48,706,488           $(398,449)
                                               =============          ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of March 31, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
24

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
25

                             Beginning     Ending
                              Account     Account      Expenses Paid
                               Value       Value       During Period*      Annualized
                              10/1/07     3/31/08    10/1/07 - 3/31/08   Expense Ratio*

Equity Income

ACTUAL
Investor Class                 $1,000     $901.60          $4.61              0.97%
Institutional Class            $1,000     $903.80          $3.66              0.77%
A Class                        $1,000     $900.60          $5.80              1.22%
B Class                        $1,000     $897.20          $9.34              1.97%
C Class                        $1,000     $897.20          $9.34              1.97%
R Class                        $1,000     $900.40          $6.98              1.47%

HYPOTHETICAL
Investor Class                 $1,000    $1,020.15         $4.90              0.97%
Institutional Class            $1,000    $1,021.15         $3.89              0.77%
A Class                        $1,000    $1,018.90         $6.16              1.22%
B Class                        $1,000    $1,015.15         $9.92              1.97%
C Class                        $1,000    $1,015.15         $9.92              1.97%
R Class                        $1,000    $1,017.65         $7.41              1.47%

Value

ACTUAL
Investor Class                 $1,000     $851.20          $4.63              1.00%
Institutional Class            $1,000     $852.30          $3.70              0.80%
A Class                        $1,000     $851.40          $5.79              1.25%
B Class                        $1,000     $848.30          $9.24              2.00%
C Class                        $1,000     $848.60          $9.24              2.00%
R Class                        $1,000     $849.20          $6.93              1.50%

HYPOTHETICAL
Investor Class                 $1,000    $1,020.00         $5.05              1.00%
Institutional Class            $1,000    $1,021.00         $4.04              0.80%
A Class                        $1,000    $1,018.75         $6.31              1.25%
B Class                        $1,000    $1,015.00         $10.08             2.00%
C Class                        $1,000    $1,015.00         $10.08             2.00%
R Class                        $1,000    $1,017.50         $7.57              1.50%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
26

                           Beginning     Ending
                            Account     Account       Expenses Paid
                             Value       Value       During Period*       Annualized
                            10/1/07     3/31/08     10/1/07 - 3/31/08   Expense Ratio*
Large Company Value

ACTUAL
Investor Class               $1,000     $854.80           $3.85              0.83%
Institutional Class          $1,000     $855.60           $2.92              0.63%
A Class                      $1,000     $852.40           $5.00              1.08%
B Class                      $1,000     $849.50           $8.46              1.83%
C Class                      $1,000     $849.10           $8.46              1.83%
R Class                      $1,000     $852.60           $6.16              1.33%

HYPOTHETICAL
Investor Class               $1,000    $1,020.85          $4.19              0.83%
Institutional Class          $1,000    $1,021.85          $3.18              0.63%
A Class                      $1,000    $1,019.60          $5.45              1.08%
B Class                      $1,000    $1,015.85          $9.22              1.83%
C Class                      $1,000    $1,015.85          $9.22              1.83%
R Class                      $1,000    $1,018.35          $6.71              1.33%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
27

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                                        Large
                                  Equity Income        Value        Company Value
ASSETS

Investment securities -
unaffiliated, at value (cost
of $4,944,189,035,
$2,257,583,157 and
$2,134,851,326, respectively)
-- including $84,425,002,
$10,341,766 and $11,421,425 of
securities on loan,
respectively                      $5,128,690,600   $2,248,276,503   $2,244,406,507

Investment securities -
affiliated, at value (cost of
$162,693,337, $- and $-,
respectively)                        154,801,340               --               --

Investments made with cash
collateral received for
securities on loan, at value
(cost of $85,526,941,
$10,735,081 and $11,555,875,
respectively)                         85,526,941       10,735,081       11,555,875
                                  --------------   --------------   --------------
Total investment securities,
at value (cost of
$5,192,409,313, $2,268,318,238
and $2,146,407,201,
respectively)                      5,369,018,881    2,259,011,584    2,255,962,382

Cash                                  14,922,572          345,594           22,094

Receivable for investments sold      129,086,574       23,189,720               --

Receivable for forward foreign
currency exchange contracts            3,108,387        1,138,011               --

Receivable for capital shares
sold                                   8,616,099          789,064           47,910

Receivable for variation
margin on futures contracts                   --               --          105,016

Dividends and interest
receivable                            21,638,879        4,817,031        3,521,372
                                  --------------   --------------   --------------
                                   5,546,391,392    2,289,291,004    2,259,658,774
                                  --------------   --------------   --------------

LIABILITIES

Payable for collateral
received for securities on loan       85,526,941       10,735,081       11,555,875

Payable for investments
purchased                            108,761,499       42,190,374               --

Payable for forward foreign
currency exchange contracts               10,777           48,347               --

Payable for capital shares
redeemed                              38,148,193        8,795,977           75,089

Accrued management fees                4,296,212        1,832,465        1,467,916

Distribution fees payable                 74,119           11,013           41,292

Service fees (and distribution
fees -- A Class and R Class)
payable                                  242,478           45,047           97,875
                                  --------------   --------------   --------------
                                     237,060,219       63,658,304       13,238,047
                                  --------------   --------------   --------------

NET ASSETS                        $5,309,331,173   $2,225,632,700   $2,246,420,727
                                  ==============   ==============   ==============

See Notes to Financial Statements.

------
28

MARCH 31, 2008
                                                                        Large
                                  Equity Income        Value        Company Value
NET ASSETS CONSIST OF:

Capital (par value and paid-in
surplus)                          $5,520,926,693   $2,504,853,405   $2,116,209,267

Undistributed net investment
income                                14,458,511        1,230,216           94,000

Accumulated undistributed net
realized gain (loss) on
investment and foreign
currency transactions              (405,761,953)    (272,231,651)       20,960,728

Net unrealized appreciation
(depreciation) on investments
and translation of assets and
liabilities in foreign
currencies                           179,707,922      (8,219,270)      109,156,732
                                  --------------   --------------   --------------
                                  $5,309,331,173   $2,225,632,700   $2,246,420,727
                                  ==============   ==============   ==============

INVESTOR CLASS,
$0.01 PAR VALUE

Net assets                        $3,719,757,487   $1,707,366,420   $1,251,630,935

Shares outstanding                   509,377,281      295,208,391      193,285,478

Net asset value per share                  $7.30            $5.78            $6.48

INSTITUTIONAL CLASS,
$0.01 PAR VALUE

Net assets                          $496,033,397     $307,769,162     $540,297,304

Shares outstanding                    67,898,400       53,137,499       83,439,220

Net asset value per share                  $7.31            $5.79            $6.48

A CLASS, $0.01 PAR VALUE

Net assets                          $933,600,022     $191,738,555     $373,078,155

Shares outstanding                   127,847,880       33,167,372       57,631,017

Net asset value per share                  $7.30            $5.78            $6.47

Maximum offering price (net
asset value divided by 0.9425)             $7.75            $6.13            $6.86

B CLASS, $0.01 PAR VALUE

Net assets                              $235,313       $5,600,706      $12,964,654

Shares outstanding                        32,219          968,814        1,996,712

Net asset value per share                  $7.30            $5.78            $6.49

C CLASS, $0.01 PAR VALUE

Net assets                          $116,985,298      $11,532,380      $51,774,692

Shares outstanding                    16,019,546        2,009,886        7,997,255

Net asset value per share                  $7.30            $5.74            $6.47

R CLASS, $0.01 PAR VALUE

Net assets                           $42,719,656       $1,625,477      $16,674,987

Shares outstanding                     5,862,291          281,107        2,574,531

Net asset value per share                  $7.29            $5.78            $6.48

See Notes to Financial Statements.

------
29

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                                        Large
                                  Equity Income        Value        Company Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (including
$12,848,923 from affiliates in
Equity Income and net of
foreign taxes withheld of
$401,888, $222,918 and
$581,973, respectively)            $ 191,317,460     $ 72,830,214     $ 68,089,878

Interest                              46,271,997        2,126,639        4,759,541

Securities lending, net                  716,341          354,350          511,790
                                  --------------   --------------   --------------
                                     238,305,798       75,311,203       73,361,209
                                  --------------   --------------   --------------

EXPENSES:

Management fees                       60,057,565       27,381,603       20,398,779

Distribution fees:

 A Class                               1,394,215          267,912          285,043

 B Class                                     469           54,586          123,728

 C Class                                 994,152          139,986          511,362

Service fees:

 A Class                               1,394,215          267,912          285,043

 B Class                                     156           18,195           41,243

 C Class                                 331,384           46,662          170,454

Distribution and service fees:

 A Class                               1,643,383          361,574          495,185

 A Class (old) (Note 10)                      --           75,843          390,735

 R Class                                 242,555            4,923           94,652

Directors' fees and expenses             172,874           66,421           68,206

Other expenses                           203,685           25,570            7,775
                                  --------------   --------------   --------------
                                      66,434,653       28,711,187       22,872,205
                                  --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS)         171,871,145       46,600,016       50,489,004
                                  --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN
(LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions
(including $(408,210) from
affiliates in Equity Income)        (29,103,193)     (50,674,190)       97,417,325

Foreign currency transactions       (18,498,076)     (15,003,934)               --

Futures transactions                          --               --     (10,394,817)
                                  --------------   --------------   --------------
                                    (47,601,269)     (65,678,124)       87,022,508
                                  --------------   --------------   --------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments                        (416,917,212)    (285,688,464)    (394,655,836)

Translation of assets and
liabilities in foreign
currencies                             3,795,386        1,354,323               --

Futures                                       --               --        (419,210)
                                  --------------   --------------   --------------
                                   (413,121,826)    (284,334,141)    (395,075,046)
                                  --------------   --------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                        (460,723,095)    (350,012,265)    (308,052,538)
                                  --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                        $(288,851,950)   $(303,412,249)   $(257,563,534)
                                  ==============   ==============   ==============

See Notes to Financial Statements.

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30

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                             Equity Income                         Value
Increase
(Decrease) in
Net Assets               2008             2007             2008             2007

OPERATIONS

Net investment
income (loss)         $ 171,871,145    $ 136,128,614     $ 46,600,016     $ 46,539,323

Net realized
gain (loss)            (47,601,269)      472,394,144     (65,678,124)      269,233,247

Change in net
unrealized
appreciation
(depreciation)        (413,121,826)      213,879,908    (284,334,141)       99,138,940
                    ---------------   --------------   --------------   --------------
Net increase
(decrease) in
net assets
resulting from
operations            (288,851,950)      822,402,666    (303,412,249)      414,911,510
                    ---------------   --------------   --------------   --------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net
investment
income:

 Investor
 Class                (126,757,125)     (86,505,866)     (37,683,425)     (36,707,068)

 Institutional
 Class                 (18,178,082)     (10,063,185)      (6,387,555)      (4,512,290)

 A Class               (30,371,773)     (18,822,568)      (3,763,083)      (2,977,077)

 A Class (old)
 (Note 10)                       --               --        (132,911)        (857,715)

 B Class                    (1,723)               --         (52,218)         (38,366)

 C Class                (2,423,835)      (1,180,752)        (120,758)        (110,411)

 R Class                (1,137,635)        (537,191)         (17,413)          (2,127)

From net
realized gains:

 Investor
 Class                (373,678,155)    (273,126,274)    (254,095,425)    (162,730,575)

 Institutional
 Class                 (49,979,556)     (29,014,951)     (42,172,944)     (18,000,178)

 A Class               (95,264,362)     (67,129,734)     (30,107,815)     (15,791,328)

 A Class (old)
 (Note 10)                       --               --               --      (4,409,698)

 B Class                    (9,280)               --        (850,431)        (485,927)

 C Class               (11,272,883)      (7,091,506)      (2,109,263)      (1,407,351)

 R Class                (4,226,795)      (2,265,013)        (156,140)         (12,047)
                    ---------------   --------------   --------------   --------------
Decrease in net
assets from
distributions         (713,301,204)    (495,737,040)    (377,649,381)    (248,042,158)
                    ---------------   --------------   --------------   --------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in
net assets from
capital share
transactions          (483,149,448)    1,344,181,027    (227,749,543)      109,597,998
                    ---------------   --------------   --------------   --------------

Net increase
(decrease) in
net assets          (1,485,302,602)    1,670,846,653    (908,811,173)      276,467,350

NET ASSETS

Beginning of
period                6,794,633,775    5,123,787,122    3,134,443,873    2,857,976,523
                    ---------------   --------------   --------------   --------------
End of period       $ 5,309,331,173   $6,794,633,775   $2,225,632,700   $3,134,443,873
                    ===============   ==============   ==============   ==============

Undistributed
net investment
income                  $14,458,511      $23,339,414       $1,230,216       $2,766,336
                    ===============   ==============   ==============   ==============

See Notes to Financial Statements.

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31

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                                        Large Company Value
Increase (Decrease) in Net Assets                      2008             2007

OPERATIONS

Net investment income (loss)                         $ 50,489,004     $ 43,797,171

Net realized gain (loss)                               87,022,508       26,196,582

Change in net unrealized appreciation
(depreciation)                                      (395,075,046)      273,032,776
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                     (257,563,534)      343,026,529
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                      (29,578,990)     (24,255,936)

 Institutional Class                                 (12,612,481)     (10,833,931)

 A Class                                              (6,000,251)      (3,728,413)

 A Class (old) (Note 10)                              (1,792,049)      (3,616,661)

 B Class                                                (155,982)        (136,165)

 C Class                                                (639,654)        (550,634)

 R Class                                                (278,651)        (187,796)

From net realized gains:

 Investor Class                                      (42,817,971)     (11,790,615)

 Institutional Class                                 (16,693,652)      (4,669,418)

 A Class                                             (12,534,118)      (2,125,865)

 A Class (old) (Note 10)                                       --      (1,905,560)

 B Class                                                (447,000)        (142,111)

 C Class                                              (1,803,288)        (577,104)

 R Class                                                (545,099)        (124,357)
                                                   --------------   --------------
Decrease in net assets from distributions           (125,899,186)     (64,644,566)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           (84,653,829)      286,653,972
                                                   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (468,116,549)      565,035,935

NET ASSETS
Beginning of period                                 2,714,537,276    2,149,501,341
                                                   --------------   --------------
End of period                                      $2,246,420,727   $2,714,537,276
                                                   ==============   ==============

Undistributed net investment income                       $94,000         $681,360
                                                   ==============   ==============

See Notes to Financial Statements.

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32

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Income Fund (Equity Income),
Value Fund (Value) and Large Company Value Fund (Large Company Value)
(collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Income's investment objective is the production of current income; capital appreciation is a secondary objective. Equity Income pursues its investment objective by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. Value and
Large Company Value's investment objective is long-term capital growth. The production of income is a secondary objective. Value and Large Company Value seek to achieve their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value invests in companies with small, medium, and large market capitalization and
Large Company Value invests in companies with larger market capitalization.
The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Equity Income is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. Value and Large Company Value are authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor
Class) (see Note 10), the B Class, the C Class and the R Class. The A Class
may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Equity Income's B Class commenced on September
28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
33

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES AND OPTIONS CONTRACTS -- The funds may enter into futures contracts and purchase put options in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts and options is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Options purchased by the funds are accounted for in the same manner as marketable portfolio securities. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put options.

Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation)
on futures, respectively.

EQUITY-LINKED DEBT AND LINKED-EQUITY SECURITIES -- The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities' appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to

------
34

obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class, also referred to as "A
Class (new)") shareholders of the funds approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29,
2006 and March 7, 2007. Effective September 4, 2007, the fee structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Equity Income ranges from 0.80% to 1.00%
for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Value ranges from 0.85% to 1.00% for the Investor
Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Large Company Value ranges from 0.70% to 0.90% for the Investor
Class, A Class, B Class, C Class and R Class. Prior to September 4, 2007, the
A Class (new) management fee was 0.25% less at each point within the range for the funds. The Institutional Class of each fund is 0.20% less at each point within the range.

------
35

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                  Equity Income       Value      Large Company Value

Investor              0.96%           1.00%             0.83%
Institutional         0.76%           0.80%             0.63%
A                     0.84%           0.89%             0.73%
B                     0.96%           1.00%             0.83%
C                     0.96%           1.00%             0.83%
R                     0.96%           1.00%             0.83%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class (new), B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%.
The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan for the A Class
(new) for the funds, pursuant to Rule 12b-1 of the 1940 Act, in which the A
Class (new) paid ACIS an annual distribution fee of 0.25% and service fee of
0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class (new), A Class (old), B Class, C Class and R Class
shares. Prior to September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class shares. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                          Equity Income         Value        Large Company Value

Purchases                $10,669,018,687    $4,252,632,932       $456,401,171
Proceeds from sales      $11,639,324,108    $4,768,289,560       $575,448,583

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36

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                    Year ended March 31, 2008(1)       Year ended March 31, 2007
                      Shares           Amount           Shares           Amount
Equity Income

INVESTOR
CLASS/SHARES
AUTHORIZED         1,500,000,000                     1,360,000,000
                   =============                     =============

Sold                  86,497,946      $732,783,293     190,310,967   $ 1,637,151,978

Issued in
reinvestment of
distributions         57,630,203       461,310,501      38,604,239       331,069,234

Redeemed           (188,655,276)   (1,565,013,939)   (133,390,090)   (1,127,801,623)
                   -------------   ---------------   -------------   ---------------
                    (44,527,127)     (370,920,145)      95,525,116       840,419,589
                   -------------   ---------------   -------------   ---------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           240,000,000                       125,000,000
                   =============                     =============

Sold                  25,454,164       220,747,714      27,716,304       235,066,960

Issued in
reinvestment of
distributions          8,329,370        66,669,823       4,398,103        37,748,723

Redeemed            (29,593,511)     (246,373,931)    (15,634,070)     (129,701,566)
                   -------------   ---------------   -------------   ---------------
                       4,190,023        41,043,606      16,480,337       143,114,117
                   -------------   ---------------   -------------   ---------------

A CLASS/SHARES
AUTHORIZED           475,000,000                       300,000,000
                   =============                     =============
Sold                  34,637,326       295,784,082      63,150,373       542,584,966

Issued in
reinvestment of
distributions         15,215,308       121,615,154       9,703,715        83,260,832

Redeemed            (70,097,342)     (588,618,649)    (36,128,442)     (306,093,143)
                   -------------   ---------------   -------------   ---------------
                    (20,244,708)     (171,219,413)      36,725,646       319,752,655
                   -------------   ---------------   -------------   ---------------

B CLASS/SHARES
AUTHORIZED            20,000,000                               N/A
                   =============                     =============

Sold                      31,226           249,461

Issued in
reinvestment of
distributions                993             7,818
                   -------------   ---------------   -------------   ---------------
                          32,219           257,279
                   -------------   ---------------   -------------   ---------------

C CLASS/SHARES
AUTHORIZED            50,000,000                        30,000,000
                   =============                     =============

Sold                   3,062,619        26,442,946       3,827,372        32,729,364

Issued in
reinvestment of
distributions          1,577,148        12,559,343         835,135         7,173,464

Redeemed             (3,333,340)      (27,468,435)     (2,097,020)      (17,745,905)
                   -------------   ---------------   -------------   ---------------
                       1,306,427        11,533,854       2,565,487        22,156,923
                   -------------   ---------------   -------------   ---------------

R CLASS/SHARES
AUTHORIZED            20,000,000                        10,000,000
                   =============                     =============

Sold                   1,863,334        15,974,449       2,794,448        23,866,772

Issued in
reinvestment of
distributions            660,261         5,258,200         323,510         2,772,472

Redeemed             (1,846,826)      (15,077,278)       (933,327)       (7,901,501)
                   -------------   ---------------   -------------   ---------------
                         676,769         6,155,371       2,184,631        18,737,743
                   -------------   ---------------   -------------   ---------------
Net increase
(decrease)          (58,566,397)    $(483,149,448)     153,481,217   $ 1,344,181,027
                   =============    ==============   =============   ===============

(1) September 28, 2007 (commencement of sale) through March 31, 2008 for the B
Class.

------
37

                        Year ended March 31, 2008       Year ended March 31, 2007
                         Shares          Amount          Shares          Amount

Value

INVESTOR
CLASS/SHARES
AUTHORIZED            1,250,000,000                     700,000,000
                      =============                    ============

Sold                     26,795,945    $ 192,485,324     46,299,513   $ 349,174,054

Issued in
reinvestment of
distributions            43,153,018      275,895,444     25,193,051     189,713,667

Redeemed              (102,497,869)    (735,388,471)   (63,409,787)   (473,327,597)
                      -------------   --------------   ------------   -------------
                       (32,548,906)    (267,007,703)      8,082,777      65,560,124
                      -------------   --------------   ------------   -------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              125,000,000                     100,000,000
                      =============                    ============

Sold                     21,049,735      154,695,580     12,275,041      91,985,893

Issued in
reinvestment of
distributions             7,589,258       48,506,946      2,982,130      22,480,817

Redeemed               (13,489,917)     (93,706,190)   (12,700,338)    (94,682,949)
                      -------------   --------------   ------------   -------------
                         15,149,076      109,496,336      2,556,833      19,783,761
                      -------------   --------------   ------------   -------------

A CLASS/SHARES
AUTHORIZED              150,000,000                     100,000,000
                      =============                    ============

Sold                      5,656,979       40,732,287      9,522,904      71,576,386

Issued in
connection with
reclassification
(Note 10)                 8,894,774       68,678,162             --              --

Issued in
reinvestment of
distributions             5,215,034       33,245,516      2,477,211      18,667,945

Redeemed               (19,350,464)    (136,544,275)    (9,165,753)    (69,029,374)
                      -------------   --------------   ------------   -------------
                            416,323        6,111,690      2,834,362      21,214,957
                      -------------   --------------   ------------   -------------

A CLASS
(OLD)/SHARES
AUTHORIZED                      N/A                      30,000,000
                      =============                    ============

Sold                        662,726        5,260,916      2,619,729      19,582,575

Issued in
reinvestment of
distributions                15,737          125,739        682,151       5,140,730

Redeemed in
connection with
reclassification
(Note 10)               (8,894,774)     (68,678,162)             --              --

Redeemed                (1,001,889)      (7,911,168)    (3,234,521)    (24,036,632)
                      -------------   --------------   ------------   -------------
                        (9,218,200)     (71,202,675)         67,359         686,673
                      -------------   --------------   ------------   -------------

B CLASS/SHARES
AUTHORIZED               20,000,000                      10,000,000
                      =============                    ============

Sold                         81,475          595,253        130,722         977,611

Issued in
reinvestment of
distributions               120,823          765,058         60,179         453,375

Redeemed                  (250,589)      (1,720,368)      (166,459)     (1,227,272)
                      -------------   --------------   ------------   -------------
                           (48,291)        (360,057)         24,442         203,714
                      -------------   --------------   ------------   -------------

C CLASS/SHARES
AUTHORIZED               20,000,000                      10,000,000
                      =============                    ============

Sold                        326,344        2,353,715        651,229       4,845,046

Issued in
reinvestment of
distributions               262,066        1,650,552        160,285       1,201,156

Redeemed                (1,523,779)     (10,474,334)      (563,859)     (4,173,304)
                      -------------   --------------   ------------   -------------
                          (935,369)      (6,470,067)        247,655       1,872,898
                      -------------   --------------   ------------   -------------

R CLASS/SHARES
AUTHORIZED               20,000,000                       5,000,000
                      =============                    ============

Sold                        284,329        1,995,315         39,658         290,987

Issued in
reinvestment of
distributions                27,378          173,553          1,882          14,174

Redeemed                   (74,072)        (485,935)        (4,072)        (29,290)
                      -------------   --------------   ------------   -------------
                            237,635        1,682,933         37,468         275,871
                      -------------   --------------   ------------   -------------
Net increase
(decrease)             (26,947,732)   $(227,749,543)     13,850,896    $109,597,998
                      =============   ==============   ============   =============

------
38

                        Year ended March 31, 2008      Year ended March 31, 2007
                         Shares          Amount         Shares          Amount
Large Company Value

INVESTOR
CLASS/SHARES
AUTHORIZED              550,000,000                    350,000,000
                       ============                   ============

Sold                     76,540,681   $ 576,064,660     72,227,467   $ 518,958,509

Issued in
reinvestment of
distributions             7,187,899      52,324,248      3,744,065      27,199,318

Redeemed               (88,750,820)   (657,473,389)   (43,277,503)   (310,977,065)
                       ------------   -------------   ------------   -------------
                        (5,022,240)    (29,084,481)     32,694,029     235,180,762
                       ------------   -------------   ------------   -------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              200,000,000                    200,000,000
                       ============                   ============

Sold                     33,589,521     243,933,475     25,602,969     185,299,046

Issued in
reinvestment of
distributions             3,541,198      25,810,952      1,929,307      13,987,715

Redeemed               (31,400,005)   (228,197,043)   (28,272,499)   (203,670,769)
                       ------------   -------------   ------------   -------------
                          5,730,714      41,547,384      (740,223)     (4,384,008)
                       ------------   -------------   ------------   -------------

A CLASS/SHARES
AUTHORIZED              300,000,000                     75,000,000
                       ============                   ============

Sold                     12,320,960      90,750,995     16,186,463     116,408,513

Issued in
connection with
reclassification
(Note 10)                27,248,825     204,605,063             --              --

Issued in
reinvestment of
distributions             2,102,988      15,217,432        628,205       4,579,239

Redeemed               (21,497,528)   (157,103,590)    (6,834,302)    (49,342,297)
                       ------------   -------------   ------------   -------------
                         20,175,245     153,469,900      9,980,366      71,645,455
                       ------------   -------------   ------------   -------------

A CLASS
(OLD)/SHARES
AUTHORIZED                      N/A                    150,000,000
                       ============                   ============

Sold                      2,048,715      16,003,585      6,284,203      45,840,430

Issued in
reinvestment of
distributions               201,210       1,569,589        705,634       5,122,651

Redeemed in
connection with
reclassification
(Note 10)              (27,248,825)   (204,605,063)             --              --

Redeemed                (6,685,340)    (52,269,420)   (10,446,648)    (73,879,471)
                       ------------   -------------   ------------   -------------
                       (31,684,240)   (239,301,309)    (3,456,811)    (22,916,390)
                       ------------   -------------   ------------   -------------

B CLASS/SHARES
AUTHORIZED               20,000,000                     10,000,000
                       ============                   ============

Sold                         74,011         572,482        164,034       1,189,507

Issued in
reinvestment of
distributions                69,313         504,234         31,725         233,063

Redeemed                  (440,433)     (3,203,529)      (270,147)     (1,937,433)
                       ------------   -------------   ------------   -------------
                          (297,109)     (2,126,813)       (74,388)       (514,863)
                       ------------   -------------   ------------   -------------

C CLASS/SHARES
AUTHORIZED               50,000,000                     20,000,000
                       ============                   ============

Sold                      1,786,478      13,418,691      1,996,859      14,288,977

Issued in
reinvestment of
distributions               125,755         912,831         56,188         412,221

Redeemed                (3,420,371)    (25,225,156)    (1,729,086)    (12,288,309)
                       ------------   -------------   ------------   -------------
                        (1,508,138)    (10,893,634)        323,961       2,412,889
                       ------------   -------------   ------------   -------------

R CLASS/SHARES
AUTHORIZED               20,000,000                     10,000,000
                       ============                   ============

Sold                        862,344       6,446,439        968,486       7,058,412

Issued in
reinvestment of
distributions               109,464         795,585         41,974         306,715

Redeemed                  (748,527)     (5,506,900)      (293,569)     (2,135,000)
                       ------------   -------------   ------------   -------------
                            223,281       1,735,124        716,891       5,230,127
                       ------------   -------------   ------------   -------------
Net increase
(decrease)             (12,382,487)   $(84,653,829)     39,443,825   $ 286,653,972
                       ============   =============    ===========   =============

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39

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act.
A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2008 follows:

                                                                                               March 31, 2008
                 Share
                  Balance      Purchase         Sales        Realized      Dividend         Share         Market
Fund/Company      3/31/07        Cost           Cost       Gain (Loss)      Income         Balance         Value

Equity Income

Cascade
Natural Gas
Corp.(1)            569,091             --   $ 11,798,037   $ 3,282,875       $136,582             --             --

Commerce
Bancshares,
Inc.(1)           3,319,053   $ 29,401,046     68,657,967   (3,664,409)      3,384,296   2,629,344(2)            (1)

Nicor Inc.               --     95,243,272        807,469      (52,631)      1,384,258      2,255,000   $ 75,565,050

Westar Energy
Inc.(1)           3,949,949     30,730,727     26,699,263        11,517      4,604,378      4,124,849            (1)

WGL Holdings
Inc.              2,427,900      8,587,793      7,291,554        14,438      3,339,409      2,471,500     79,236,290
                              ------------   ------------   -----------    -----------   ------------   ------------

                              $163,962,838   $115,254,290   $ (408,210)    $12,848,923                  $154,801,340
                              ============   ============   ===========   ============                  ============

(1) Company was not an affiliate at March 31, 2008.

(2) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

6. SECURITIES LENDING

As of March 31, 2008, securities in Equity Income, Value and Large Company
Value valued at $84,425,002, $10,341,766 and $11,421,425, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $85,526,941, $10,735,081 and $11,555,875, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

8. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

------
40

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                    Equity Income                     Value                 Large Company Value
                 2008           2007           2008           2007           2008          2007

DISTRIBUTIONS PAID FROM

Ordinary
income        $487,684,994   $305,974,608   $209,835,327   $159,385,059   $60,740,054   $55,108,975

Long-term
capital
gains         $225,616,210   $189,762,432   $167,814,054    $88,657,099   $65,159,132    $9,535,591

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                    Large Company
                                  Equity Income        Value            Value
Federal tax cost of investments   $5,288,332,339   $2,338,779,684   $2,149,549,359
                                  ==============   ==============   ==============

Gross tax appreciation of
investments                        $ 321,017,568     $ 85,249,355    $ 390,831,275

Gross tax depreciation of
investments                        (240,331,026)    (165,017,455)    (284,418,252)
                                  --------------   --------------   --------------
Net tax appreciation
(depreciation) of investments       $ 80,686,542   $ (79,768,100)    $ 106,413,023
                                  ==============   ==============   ==============
Net tax appreciation
(depreciation) on derivatives
and translation of assets and
liabilities in foreign
currencies                                $6,436         $(2,278)               --
                                  --------------   --------------   --------------
Net tax appreciation
(depreciation)                       $80,692,978    $(79,770,378)     $106,413,023
                                  ==============   ==============   ==============

Undistributed ordinary income        $14,428,269       $1,451,703          $94,000

Accumulated long-term gains             $392,555               --      $23,704,437

Capital loss deferrals           $(307,109,322)    $(200,845,570)               --

Currency loss deferrals                       --        $(56,460)               --

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains
(losses) on certain forward foreign currency exchange contracts and on certain futures contracts.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the five-month period ended March 31,
2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. CORPORATE EVENT

On July 27, 2007, the A Class (old) shareholders of Value approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

On September 25, 2007, the A Class (old) shareholders of Large Company Value approved a reclassification of A Class (old) shares into Advisor Class shares.
The change was approved by the Board of Directors on November 29, 2006 and
March 7, 2007. The reclassification was effective on December 3, 2007.
Subsequent to the reclassification, the Advisor Class was renamed A Class.

------
41

11. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

12. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions paid during the fiscal year ended March 31, 2008, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction.

 Equity Income         Value       Large Company Value
  $147,245,588      $62,827,782        $60,176,395

The funds hereby designate long-term capital gain distributions for the fiscal year ended March 31, 2008, as follows:

 Equity Income         Value       Large Company Value
  $225,616,210     $167,814,054        $65,159,132

The funds hereby designate qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended March 31,
2008, as follows:

 Equity Income         Value       Large Company Value
  $306,994,588     $161,677,964         $9,663,689

------
42

FINANCIAL HIGHLIGHTS
Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $8.65       $8.11        $8.05        $7.84        $6.22
                       --------    --------     --------     --------     --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                 0.23        0.21         0.20         0.21         0.22

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.62)        1.05         0.36         0.61         1.71
                       --------    --------     --------     --------     --------
 Total From
 Investment
 Operations              (0.39)        1.26         0.56         0.82         1.93
                       --------    --------     --------     --------     --------

Distributions

 From Net
 Investment
 Income                  (0.23)      (0.17)       (0.18)       (0.19)       (0.19)

 From Net
 Realized
 Gains                   (0.73)      (0.55)       (0.32)       (0.42)       (0.12)
                       --------    --------     --------     --------     --------
 Total
 Distributions           (0.96)      (0.72)       (0.50)       (0.61)       (0.31)
                       --------    --------     --------     --------     --------
Net Asset Value,
End of Period             $7.30       $8.65        $8.11        $8.05        $7.84
                       ========    ========     ========     ========     ========

TOTAL RETURN(2)         (5.17)%      15.79%        7.21%       10.69%       31.30%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets        0.97%       0.97%        0.98%        0.99%        1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                2.68%       2.43%        2.53%        2.56%        2.95%

Portfolio
Turnover Rate              165%        160%         150%         174%          91%

Net Assets, End
of Period (in
thousands)           $3,719,757  $4,790,510   $3,715,366   $3,290,442   $2,248,158

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
43

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $8.65      $8.11     $8.06      $7.85      $6.23
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.25       0.23      0.22       0.22       0.24

 Net Realized and
 Unrealized Gain (Loss)          (0.61)       1.05      0.35       0.61       1.71
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                      (0.36)       1.28      0.57       0.83       1.95
                               --------   --------  --------   --------   --------

Distributions

 From Net Investment
 Income                          (0.25)     (0.19)    (0.20)     (0.20)     (0.21)

 From Net Realized Gains         (0.73)     (0.55)    (0.32)     (0.42)     (0.12)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.98)     (0.74)    (0.52)     (0.62)     (0.33)
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                            $7.31      $8.65     $8.11      $8.06      $7.85
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                 (4.85)%     16.01%     7.29%     10.91%     31.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.77%      0.77%     0.78%      0.79%      0.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        2.88%      2.63%     2.73%      2.76%      3.15%

Portfolio Turnover Rate            165%       160%      150%       174%        91%

Net Assets, End of Period
(in thousands)                 $496,033   $551,202  $382,909   $257,195   $183,330

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
44

Equity Income

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                              2008        2007        2006      2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period             $8.65        $8.11     $8.05      $7.84      $6.22
                             --------     --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                       0.20         0.19      0.18       0.19       0.20

 Net Realized and
 Unrealized Gain
 (Loss)                        (0.61)         1.05      0.36       0.61       1.72
                             --------     --------  --------   --------   --------
 Total From Investment
 Operations                    (0.41)         1.24      0.54       0.80       1.92
                             --------     --------  --------   --------   --------

Distributions

 From Net Investment
 Income                        (0.21)       (0.15)    (0.16)     (0.17)     (0.18)

 From Net Realized
 Gains                         (0.73)       (0.55)    (0.32)     (0.42)     (0.12)
                             --------     --------  --------   --------   --------
 Total Distributions           (0.94)       (0.70)    (0.48)     (0.59)     (0.30)
                             --------     --------  --------   --------   --------
Net Asset Value, End of
Period                          $7.30        $8.65     $8.11      $8.05      $7.84
                             ========     ========  ========   ========   ========

TOTAL RETURN(3)               (5.40)%       15.51%     6.94%     10.41%     30.97%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          1.22%        1.22%     1.23%      1.24%      1.25%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      2.43%        2.18%     2.28%      2.31%      2.70%

Portfolio Turnover Rate          165%         160%      150%       174%        91%

Net Assets, End of Period
(in thousands)               $933,600   $1,280,888  $902,749   $765,331   $457,360

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
45

Equity Income

B Class

For a Share Outstanding Throughout the Period Indicated
                                                                   2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                 $8.99
                                                                  --------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.08

 Net Realized and Unrealized Gain (Loss)                            (0.95)
                                                                  --------
 Total From Investment Operations                                   (0.87)
                                                                  --------

Distributions

 From Net Investment Income                                         (0.09)

 From Net Realized Gains                                            (0.73)
                                                                  --------
 Total Distributions                                                (0.82)
                                                                  --------
Net Asset Value, End of Period                                       $7.30
                                                                  ========

TOTAL RETURN(3)                                                   (10.28)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.97%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       2.11%(4)

Portfolio Turnover Rate                                            165%(5)

Net Assets, End of Period (in thousands)                              $235

(1) September 28, 2007 (commencement of sale) through March 31, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------
46

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                      2008       2007      2006     2005      2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $8.65      $8.11     $8.06    $7.85     $6.21
                                   -------    -------   -------  -------   -------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                            0.14       0.12      0.13     0.13      0.15

 Net Realized and
 Unrealized Gain (Loss)             (0.61)       1.06      0.34     0.61      1.73
                                   -------    -------   -------  -------   -------
 Total From Investment
 Operations                         (0.47)       1.18      0.47     0.74      1.88
                                   -------    -------   -------  -------   -------

Distributions

 From Net Investment Income         (0.15)     (0.09)    (0.10)   (0.11)    (0.12)

 From Net Realized Gains            (0.73)     (0.55)    (0.32)   (0.42)    (0.12)
                                   -------    -------   -------  -------   -------
 Total Distributions                (0.88)     (0.64)    (0.42)   (0.53)    (0.24)
                                   -------    -------   -------  -------   -------
Net Asset Value, End of Period       $7.30      $8.65     $8.11    $8.06     $7.85
                                   =======    =======   =======  =======   =======

TOTAL RETURN(2)                    (6.10)%     14.65%     6.02%    9.60%    30.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.97%      1.97%     1.98%    1.99%     2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets         1.68%      1.43%     1.53%    1.56%     1.95%

Portfolio Turnover Rate               165%       160%      150%     174%       91%

Net Assets, End of Period (in
thousands)                        $116,985   $127,266   $98,481  $63,512   $42,579

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
47

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                     2008      2007     2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning of
Period                              $8.63     $8.09    $8.04      $7.84      $7.22
                                  -------   -------  -------    -------    -------

Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                           0.18      0.17     0.17       0.17       0.11

 Net Realized and
 Unrealized Gain (Loss)            (0.60)      1.05     0.34       0.60       0.76
                                  -------   -------  -------    -------    -------
 Total From Investment
 Operations                        (0.42)      1.22     0.51       0.77       0.87
                                  -------   -------  -------    -------    -------

Distributions

 From Net Investment Income        (0.19)    (0.13)   (0.14)     (0.15)     (0.13)

 From Net Realized Gains           (0.73)    (0.55)   (0.32)     (0.42)     (0.12)
                                  -------   -------  -------    -------    -------
 Total Distributions               (0.92)    (0.68)   (0.46)     (0.57)     (0.25)
                                  -------   -------  -------    -------    -------
Net Asset Value, End of Period      $7.29     $8.63    $8.09      $8.04      $7.84
                                  =======   =======  =======    =======    =======

TOTAL RETURN(3)                   (5.53)%    15.25%    6.56%     10.03%     12.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  1.47%     1.47%    1.48%   1.44%(4)   1.50%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets        2.18%     1.93%    2.03%   2.11%(4)   2.44%(5)

Portfolio Turnover Rate              165%      160%     150%       174%     91%(6)

Net Assets, End of Period (in
thousands)                        $42,720   $44,767  $24,283     $6,046       $392

(1) August 29, 2003 (commencement of sale) through March 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During a portion of the year ended March 31, 2005, the class received partial reimbursement of its distribution and service fees. Had fees not been reimbursed the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income (loss) to average net assets would have been 1.49% and 2.06%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2004.

See Notes to Financial Statements.

------
48

Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $7.61       $7.18        $7.31        $7.72        $5.61
                       --------    --------     --------     --------     --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                 0.12        0.12         0.12         0.09         0.09

 Net Realized
 and
 Unrealized
 Gain (Loss)             (0.92)        0.93         0.57         0.64         2.18
                       --------    --------     --------     --------     --------
 Total From
 Investment
 Operations              (0.80)        1.05         0.69         0.73         2.27
                       --------    --------     --------     --------     --------

Distributions

 From Net
 Investment
 Income                  (0.12)      (0.11)       (0.10)       (0.09)       (0.08)

 From Net
 Realized
 Gains                   (0.91)      (0.51)       (0.72)       (1.05)       (0.08)
                       --------    --------     --------     --------     --------
 Total
 Distributions           (1.03)      (0.62)       (0.82)       (1.14)       (0.16)
                       --------    --------     --------     --------     --------
Net Asset Value,
End of Period             $5.78       $7.61        $7.18        $7.31        $7.72
                       ========    ========     ========     ========     ========

TOTAL RETURN(2)        (11.56)%      14.90%        9.89%        9.95%       40.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets        1.00%       0.99%        0.99%        0.99%        1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                1.65%       1.58%        1.71%        1.16%        1.26%

Portfolio
Turnover Rate              152%        140%         134%         130%         122%

Net Assets, End
of Period (in
thousands)           $1,707,366  $2,495,067   $2,296,153   $2,315,507   $2,152,265

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
49

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.62      $7.19     $7.32      $7.72      $5.61
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.13       0.13      0.14       0.10       0.10

 Net Realized and
 Unrealized Gain (Loss)          (0.91)       0.94      0.57       0.65       2.18
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                      (0.78)       1.07      0.71       0.75       2.28
                               --------   --------  --------   --------   --------
Distributions

 From Net Investment
 Income                          (0.14)     (0.13)    (0.12)     (0.10)     (0.09)

 From Net Realized Gains         (0.91)     (0.51)    (0.72)     (1.05)     (0.08)
                               --------   --------  --------   --------   --------
 Total Distributions             (1.05)     (0.64)    (0.84)     (1.15)     (0.17)
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                            $5.79      $7.62     $7.19      $7.32      $7.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (11.36)%     15.11%    10.10%     10.30%     40.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.80%      0.79%     0.79%      0.79%      0.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.85%      1.78%     1.91%      1.36%      1.46%

Portfolio Turnover Rate            152%       140%      134%       130%       122%

Net Assets, End of Period
(in thousands)                 $307,769   $289,536  $254,778   $251,812   $223,282

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.61      $7.18     $7.31      $7.72      $5.60
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                         0.10       0.10      0.10       0.07       0.07

 Net Realized and
 Unrealized Gain (Loss)          (0.92)       0.93      0.57       0.64       2.19
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                      (0.82)       1.03      0.67       0.71       2.26
                               --------   --------  --------   --------   --------
Distributions

 From Net Investment
 Income                          (0.10)     (0.09)    (0.08)     (0.07)     (0.06)

 From Net Realized Gains         (0.91)     (0.51)    (0.72)     (1.05)     (0.08)
                               --------   --------  --------   --------   --------
 Total Distributions             (1.01)     (0.60)    (0.80)     (1.12)     (0.14)
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                            $5.78      $7.61     $7.18      $7.31      $7.72
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (11.76)%     14.62%     9.61%      9.67%     40.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.25%      1.24%     1.24%      1.24%      1.25%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.40%      1.33%     1.46%      0.91%      1.01%

Portfolio Turnover Rate            152%       140%      134%       130%       122%

Net Assets, End of Period
(in thousands)                 $191,739   $249,265  $214,835   $236,960   $403,212

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                        2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                 $7.61      $7.18      $7.31      $7.73      $5.61
                                    --------   --------   --------   --------   --------

Income From Investment Operations

 Net Investment Income
 (Loss)(1)                              0.05       0.04       0.05       0.01       0.01

 Net Realized and Unrealized
 Gain (Loss)                          (0.92)       0.94       0.57       0.65       2.20
                                    --------   --------   --------   --------   --------
 Total From Investment
 Operations                           (0.87)       0.98       0.62       0.66       2.21
                                    --------   --------   --------   --------   --------

Distributions

 From Net Investment Income           (0.05)     (0.04)     (0.03)     (0.03)     (0.01)

 From Net Realized Gains              (0.91)     (0.51)     (0.72)     (1.05)     (0.08)
                                    --------   --------   --------   --------   --------
 Total Distributions                  (0.96)     (0.55)     (0.75)     (1.08)     (0.09)
                                    --------   --------   --------   --------   --------
Net Asset Value, End of Period         $5.78      $7.61      $7.18      $7.31      $7.73
                                    ========   ========   ========   ========   ========

TOTAL RETURN(2)                     (12.41)%     13.78%      8.81%      8.93%     39.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                     2.00%      1.99%      1.99%      1.99%      2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets           0.65%      0.58%      0.71%      0.16%      0.26%

Portfolio Turnover Rate                 152%       140%       134%       130%       122%

Net Assets, End of Period (in
thousands)                            $5,601     $7,740     $7,129     $5,059     $2,656

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                       2008      2007      2006      2005       2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $7.56     $7.14     $7.27     $7.70      $5.58
                                    -------   -------   -------   -------    -------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                             0.05      0.04      0.05      0.01       0.02

 Net Realized and Unrealized
 Gain (Loss)                         (0.91)      0.93      0.57      0.64       2.19
                                    -------   -------   -------   -------    -------
 Total From Investment
 Operations                          (0.86)      0.97      0.62      0.65       2.21
                                    -------   -------   -------   -------    -------

Distributions

 From Net Investment Income          (0.05)    (0.04)    (0.03)    (0.03)     (0.01)

 From Net Realized Gains             (0.91)    (0.51)    (0.72)    (1.05)     (0.08)
                                    -------   -------   -------   -------    -------
 Total Distributions                 (0.96)    (0.55)    (0.75)    (1.08)     (0.09)
                                    -------   -------   -------   -------    -------
Net Asset Value, End of Period        $5.74     $7.56     $7.14     $7.27      $7.70
                                    =======   =======   =======   =======    =======

TOTAL RETURN(2)                    (12.36)%    13.71%     8.87%     8.84%     39.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    2.00%     1.99%     1.99%     1.99%      2.00%

Ratio of Net Investment Income
(Loss) to Average Net Assets          0.65%     0.58%     0.71%     0.16%      0.26%

Portfolio Turnover Rate                152%      140%      134%      130%       122%

Net Assets, End of Period (in
thousands)                          $11,532   $22,274   $19,259   $13,885     $6,613

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                         2008         2007   2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $7.61        $7.18     $7.60

                                                     --------     --------  --------

Income From Investment Operations

 Net Investment Income (Loss)(2)                         0.09         0.08      0.06

 Net Realized and Unrealized Gain (Loss)               (0.92)         0.94      0.29

                                                     --------     --------  --------
 Total From Investment Operations                      (0.83)         1.02      0.35

                                                     --------     --------  --------

Distributions

 From Net Investment Income                            (0.09)       (0.08)    (0.05)

 From Net Realized Gains                               (0.91)       (0.51)    (0.72)

                                                     --------     --------  --------
 Total Distributions                                   (1.00)       (0.59)    (0.77)

                                                     --------     --------  --------
Net Asset Value, End of Period                          $5.78        $7.61     $7.18

                                                     ========     ========  ========

TOTAL RETURN(3)                                      (11.98)%       14.34%     4.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.50%        1.49%  1.49%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                              1.15%        1.08%  1.17%(4)

Portfolio Turnover Rate                                  152%         140%   134%(5)

Net Assets, End of Period (in thousands)               $1,625         $331       $43

(1) July 29, 2005 (commencement of sale) through March 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

------
54

Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                               2008         2007        2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period           $7.55        $6.72       $6.39      $5.89      $4.29
                           --------     --------    --------   --------   --------

Income From
Investment Operations

 Net Investment
 Income (Loss)(1)              0.14         0.13        0.12       0.12       0.09

 Net Realized and
 Unrealized Gain
 (Loss)                      (0.85)         0.89        0.47       0.51       1.59
                           --------     --------    --------   --------   --------
 Total From
 Investment
 Operations                  (0.71)         1.02        0.59       0.63       1.68
                           --------     --------    --------   --------   --------
Distributions

 From Net
 Investment Income           (0.15)       (0.13)      (0.11)     (0.11)     (0.08)

 From Net Realized
 Gains                       (0.21)       (0.06)      (0.15)     (0.02)         --
                           --------     --------    --------   --------   --------
 Total
 Distributions               (0.36)       (0.19)      (0.26)     (0.13)     (0.08)
                           --------     --------    --------   --------   --------
Net Asset Value, End
of Period                     $6.48        $7.55       $6.72      $6.39      $5.89
                           ========     ========    ========   ========   ========

TOTAL RETURN(2)             (9.88)%       15.37%       9.44%     10.73%     39.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                    0.83%        0.83%       0.84%      0.87%      0.90%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                        1.93%        1.86%       1.75%      1.90%      1.58%

Portfolio Turnover
Rate                            18%          12%         16%        18%        14%

Net Assets, End of
Period (in thousands)    $1,251,631   $1,498,119  $1,112,858   $659,277   $350,516

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
55

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.55      $6.72     $6.39      $5.89      $4.29
                               --------   --------  --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.16       0.15      0.13       0.13       0.10

 Net Realized and
 Unrealized Gain (Loss)          (0.86)       0.88      0.47       0.51       1.59
                               --------   --------  --------   --------   --------
 Total From Investment
 Operations                      (0.70)       1.03      0.60       0.64       1.69
                               --------   --------  --------   --------   --------
Distributions

 From Net Investment
 Income                          (0.16)     (0.14)    (0.12)     (0.12)     (0.09)

 From Net Realized Gains         (0.21)     (0.06)    (0.15)     (0.02)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.37)     (0.20)    (0.27)     (0.14)     (0.09)
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                            $6.48      $7.55     $6.72      $6.39      $5.89
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                 (9.70)%     15.60%     9.65%     10.94%     39.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.63%      0.63%     0.64%      0.67%      0.70%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        2.13%      2.06%     1.95%      2.10%      1.78%

Portfolio Turnover Rate             18%        12%       16%        18%        14%

Net Assets, End of Period
(in thousands)                 $540,297   $587,012  $527,109   $438,518   $151,622

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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56

Large Company Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                    2008      2007       2006       2005        2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                          $7.55     $6.72      $6.39      $5.89       $4.29
                                --------  --------   --------   --------    --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                          0.12      0.12       0.10       0.10        0.07

 Net Realized and
 Unrealized Gain (Loss)           (0.86)      0.88       0.47       0.51        1.60
                                --------  --------   --------   --------    --------
 Total From Investment
 Operations                       (0.74)      1.00       0.57       0.61        1.67
                                --------  --------   --------   --------    --------

Distributions

 From Net Investment
 Income                           (0.13)    (0.11)     (0.09)     (0.09)      (0.07)

 From Net Realized Gains          (0.21)    (0.06)     (0.15)     (0.02)          --
                                --------  --------   --------   --------    --------
 Total Distributions              (0.34)    (0.17)     (0.24)     (0.11)      (0.07)
                                --------  --------   --------   --------    --------
Net Asset Value, End of
Period                             $6.47     $7.55      $6.72      $6.39       $5.89
                                ========  ========   ========   ========    ========

TOTAL RETURN(3)                 (10.24)%    15.08%      9.17%     10.45%      38.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.08%     1.08%      1.09%      1.12%       1.15%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.68%     1.61%      1.50%      1.65%       1.33%

Portfolio Turnover Rate              18%       12%        16%        18%         14%

Net Assets, End of Period
(in thousands)                  $373,078  $282,930   $184,601   $104,612     $19,265

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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57

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31
                                       2008       2007        2006        2005        2004
PER-SHARE DATA
Net Asset Value, Beginning of
Period                                $7.57      $6.74       $6.41       $5.91       $4.29
                                   --------   --------    --------    --------    --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                             0.07       0.06        0.05        0.05        0.03

 Net Realized and
 Unrealized  Gain (Loss)             (0.87)       0.89        0.47        0.52        1.62
                                   --------   --------    --------    --------    --------
 Total From Investment
 Operations                          (0.80)       0.95        0.52        0.57        1.65
                                   --------   --------    --------    --------    --------

Distributions

 From Net Investment Income          (0.07)     (0.06)      (0.04)      (0.05)      (0.03)

 From Net Realized Gains             (0.21)     (0.06)      (0.15)      (0.02)          --
                                   --------   --------    --------    --------    --------
 Total Distributions                 (0.28)     (0.12)      (0.19)      (0.07)      (0.03)
                                   --------   --------    --------    --------    --------
Net Asset Value, End of Period        $6.49      $7.57       $6.74       $6.41       $5.91
                                   ========   ========    ========    ========    ========

TOTAL RETURN(2)                    (10.88)%     14.18%       8.33%       9.59%      38.41%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.83%      1.83%       1.84%       1.87%       1.90%

Ratio of Net Investment Income
(Loss) to Average Net Assets          0.93%      0.86%       0.75%       0.90%       0.58%

Portfolio Turnover Rate                 18%        12%         16%         18%         14%

Net Assets, End of Period (in
thousands)                          $12,965    $17,374     $15,954     $13,009      $5,642

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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58

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31
                                      2008       2007        2006       2005        2004
PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $7.55      $6.72       $6.39      $5.89       $4.28
                                  --------   --------    --------   --------    --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                            0.07       0.06        0.05       0.05        0.03

 Net Realized and
 Unrealized Gain (Loss)             (0.87)       0.89        0.47       0.52        1.61
                                  --------   --------    --------   --------    --------
 Total From Investment
 Operations                         (0.80)       0.95        0.52       0.57        1.64
                                  --------   --------    --------   --------    --------

Distributions

 From Net Investment
 Income                             (0.07)     (0.06)      (0.04)     (0.05)      (0.03)

 From Net Realized Gains            (0.21)     (0.06)      (0.15)     (0.02)          --
                                  --------   --------    --------   --------    --------
 Total Distributions                (0.28)     (0.12)      (0.19)     (0.07)      (0.03)
                                  --------   --------    --------   --------    --------
Net Asset Value, End of Period       $6.47      $7.55       $6.72      $6.39       $5.89
                                  ========   ========    ========   ========    ========

TOTAL RETURN(2)                   (10.91)%     14.22%       8.35%      9.62%      38.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                   1.83%      1.83%       1.84%      1.87%       1.90%

Ratio of Net Investment Income
(Loss) to Average Net Assets         0.93%      0.86%       0.75%      0.90%       0.58%

Portfolio Turnover Rate                18%        12%         16%        18%         14%

Net Assets, End of Period (in
thousands)                         $51,775    $71,792     $61,682    $40,789     $11,030

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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59

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                    2008        2007       2006       2005    2004(1)
PER-SHARE DATA

Net Asset Value, Beginning
of Period                          $7.56       $6.72      $6.39      $5.89      $5.18
                                --------    --------   --------   --------   --------

Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                          0.11        0.10       0.09       0.09       0.03

 Net Realized and
 Unrealized Gain (Loss)           (0.87)        0.89       0.47       0.51       0.72
                                --------    --------   --------   --------   --------
 Total From Investment
 Operations                       (0.76)        0.99       0.56       0.60       0.75
                                --------    --------   --------   --------   --------

Distributions

 From Net Investment
 Income                           (0.11)      (0.09)     (0.08)     (0.08)     (0.04)

 From Net Realized Gains          (0.21)      (0.06)     (0.15)     (0.02)         --
                                --------    --------   --------   --------   --------
 Total Distributions              (0.32)      (0.15)     (0.23)     (0.10)     (0.04)
                                --------    --------   --------   --------   --------
Net Asset Value, End of
Period                             $6.48       $7.56      $6.72      $6.39      $5.89
                                ========    ========   ========   ========   ========

TOTAL RETURN(3)                 (10.45)%      14.95%      8.90%     10.17%     14.63%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.33%       1.33%      1.34%   1.33%(4)   1.40%(5)

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.43%       1.36%      1.25%   1.44%(4)   0.77%(5)

Portfolio Turnover Rate              18%         12%        16%        18%     14%(6)

Net Assets, End of Period
(in thousands)                   $16,675     $17,765    $10,984     $2,143       $168

(1) August 29, 2003 (commencement of sale) through March 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and
1.40%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2004.

See Notes to Financial Statements.

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60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equity Income Fund, Value Fund and
Large Company Value Fund, three of the mutual funds constituting American
Century Capital Portfolios, Inc. (the "Corporation"), as of March 31, 2008,
and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Equity Income Fund, Value Fund and Large Company Value Fund,
three of the mutual funds of American Century Capital Portfolios, Inc. as of
March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 13, 2008

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61

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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62

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

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63

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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64

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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65

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER EQUITY INCOME FUNDS INDEX is an equally-weighted index of, typically, the 30 largest equity income mutual funds that purchase securities of companies of all market capitalizations.

The LIPPER MULTI-CAP VALUE FUNDS INDEX is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL 3000® VALUE INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

------
66

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
67

NOTES

------
68

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AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information
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©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60044S

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS
EQUITY INDEX FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Equity
Index Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

EQUITY INDEX

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

ECONOMIC AND SUBPRIME TURMOIL SANK STOCKS

The broad U.S. equity indexes declined for the 12 months ended March 31, 2008, as the market environment changed dramatically. Stocks began the period on an upward trajectory, boosted by better-than-expected earnings and robust merger activity.

However, the market reversed course in mid-2007 as the bursting of the housing market bubble led to a meltdown in the subprime lending industry and a liquidity crunch in the credit markets. Tighter lending standards brought an end to the easy credit that fueled the merger and leveraged buy-out boom of the past few years, and the economy threatened to tip into recession amid sluggish job growth and weaker consumer spending.

The Federal Reserve (the Fed) responded aggressively, cutting short-term interest rates six times between September 2007 and March 2008 and injecting liquidity into the financial system to provide some relief to the credit markets. But the Fed's game plan was complicated by persistently high energy and food prices, which led to concerns about rising inflation.

These exceptional events triggered unusually high levels of financial market volatility. Several of the major U.S. stock indexes hit all-time highs, then suffered their first 10% correction since 2003. The first quarter of 2008 brought the worst quarterly performance for stocks in nearly six years as the credit crunch deepened and a recession loomed.

LARGE-CAP AND GROWTH LED THE WAY

While stocks fell across the board, large-cap shares held up the best, while small-cap stocks experienced the largest declines (see the accompanying table). Growth-oriented issues outpaced value stocks across all market capitalizations, though value outperformed during the final three months of the period.

By far, energy stocks generated the best returns as the price of oil soared by
54% during the period, peaking at a record high of more than $110 a barrel.
Consumer staples stocks, which tend to hold up well in a weaker economic environment, also delivered strong results. The financials and consumer discretionary sectors sustained the largest losses.

U.S. Stock Index Returns
For the 12 months ended March 31, 2008
RUSSELL 1000 INDEX (LARGE-CAP)        -5.40%
Russell 1000 Growth Index             -0.75%
Russell 1000 Value Index              -9.99%
RUSSELL MIDCAP INDEX                  -8.92%
Russell Midcap Growth Index           -4.55%
Russell Midcap Value Index           -14.12%
RUSSELL 2000 INDEX (SMALL-CAP)       -13.00%
Russell 2000 Growth Index             -8.94%
Russell 2000 Value Index             -16.88%

------
2

PERFORMANCE
Equity Index

Total Returns as of March 31, 2008
                                  Average Annual Returns
                                                Since      Inception
                         1 year   5 years     Inception      Date

INVESTOR CLASS           -5.46%    10.76%       1.90%       2/26/99

S&P 500 INDEX(1)         -5.08%    11.32%       2.39%         --

Institutional Class      -5.27%    10.98%       2.10%       2/26/99

(1) Data provided by Lipper Inc. -- A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

Equity Index

Growth of $10,000 Over Life of Class

$10,000 investment made February 26, 1999

One-Year Returns Over Life of Class
Periods ended March 31
             1999*    2000      2001      2002      2003     2004     2005    2006     2007      2008

Investor
Class        4.00%   17.17%   -22.04%    -0.16%   -25.02%   34.27%   6.04%   11.36%   11.28%    -5.46%

S&P 500
Index        4.00%   17.94%   -21.68%    0.24%    -24.76%   35.12%   6.69%   11.73%   11.83%    -5.08%

*From 2/26/99, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
Equity Index

Subadvisor: Northern Trust Investments, N.A.

PERFORMANCE SUMMARY

Equity Index returned -5.46%* for the 12 months ended March 31, 2008, compared with the -5.08% return of its benchmark, the S&P 500 Index. The portfolio's results reflected operating expenses, whereas the index return did not.

FINANCIALS STRUGGLED MIGHTILY

Reflecting the broad decline in the stock market, six of the ten sectors in the portfolio posted negative returns for the reporting period. Financials stocks suffered the biggest losses, declining by 28% as a group; seven of the portfolio's ten worst individual contributors to performance came from the financials sector.

Significant losses resulting from subprime-related write-downs and credit market difficulties led to the sharp slide in financials stocks. The damage spread across virtually every segment of the financials sector, from financial services companies to banks to insurance firms. Financial services giant
Citigroup, capital markets firm Merrill Lynch, and commercial bank Wachovia were among the biggest casualties, with each of them losing approximately half of their market value during the period.

Thrifts and mortgage-finance companies, many of which had direct exposure to the subprime lending collapse, also sustained substantial declines. Examples included government-sponsored mortgage lenders Fannie Mae and Freddie Mac, as well as Washington Mutual, a thrift that is one of the nation's largest mortgage lenders.

CONSUMER DISCRETIONARY AND HEALTH CARE DECLINED

The only other sector of the portfolio to post double-digit declines as a group was consumer discretionary. This sector came under pressure as consumer spending weakened in the face of a slowing economy and higher fuel prices.

Within the consumer discretionary sector, media stocks had the biggest negative impact on performance, led by cable companies Time Warner and
Comcast. Cable operators slumped as increased competition from telecommunications firms to provide television, internet, and phone services led to weaker subscriber growth and lower profit margins. Retailers also struggled with falling sales; apparel retailer Kohl's, home improvement chain
Home Depot, and coffee retailer Starbucks detracted the most from results.

Top Ten Holdings as of March 31, 2008
                                             % of net       % of net
                                           assets as of   assets as of
                                              3/31/08        9/30/07
Exxon Mobil Corp.                              3.9%           3.9%
General Electric Co.                           3.2%           3.2%
AT&T Inc.                                      2.0%           2.0%
Microsoft Corporation                          1.9%           1.8%
Procter & Gamble Co. (The)                     1.9%           1.7%
Johnson & Johnson                              1.6%           1.5%
Chevron Corp.                                  1.5%           1.5%
Bank of America Corp.                          1.4%           1.7%
International Business Machines Corp.          1.4%           1.2%
JPMorgan Chase & Co.                           1.2%           1.2%

* All fund returns referenced in this commentary are for Investor Class shares.

------
5

Equity Index

One other declining sector of note was health care, where health services providers UnitedHealth Group and Wellpoint had the biggest negative impact.
Both companies reported disappointing earnings amid higher-than-expected health care costs.

ENERGY AND CONSUMER STAPLES ADVANCED

Among the four sectors of the portfolio to produce positive returns, energy and consumer staples generated the best results. Six of the top ten performance contributors came from these two sectors.

The energy stocks in the portfolio gained more than 20% as a group as oil prices surged to record highs. Although oil and gas producers Exxon Mobil (the portfolio's largest holding) and Chevron were the top individual contributors, energy services and equipment providers delivered the strongest returns, led by Schlumberger and Transocean.

Consumer staples stocks attracted greater investor demand as the U.S. economy slowed. Companies in this sector tend to hold up well in a weaker economic environment because their products and services remain in demand regardless of economic conditions. Beverage makers and household products producers had the greatest positive impact on performance in the consumer staples sector.
Coca-Cola and PepsiCo were the top contributors in the beverage industry as both companies benefited from robust sales overseas, particularly in emerging markets. Procter & Gamble was the leading contributor among household products stocks.

OUTLOOK

The investment environment is likely to remain challenging in the months ahead as credit issues and the risk of a looming recession cast a shadow over the equity markets. Given the near-term uncertainty about economic and profit growth going forward, we could see continued equity market volatility until investors are able to establish a better consensus view on how broad and deep the economic and credit challenges are.

It's this kind of uncertain investment environment that reinforces the need for a broad index fund as a long-term core holding within a diversified portfolio.

Top Five Industries as of March 31, 2008
                                      % of net       % of net
                                    assets as of   assets as of
                                       3/31/08        9/30/07
Oil, Gas & Consumable Fuels             10.4%          9.5%
Pharmaceuticals                         6.1%           6.3%
Diversified Financial Services          4.3%           5.3%
Insurance                               4.0%           4.6%
Industrial Conglomerates                4.0%           4.0%

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        3/31/08        9/30/07
Common Stocks and Futures               100.9%         103.6%
Other Assets and Liabilities(1)         (0.9)%         (3.6)%

(1) Includes securities lending collateral and other assets and liabilities.

------
6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     10/1/07 -        Expense
                         10/1/07        3/31/08         3/31/08         Ratio*
ACTUAL

Investor Class            $1,000        $873.60          $2.30           0.49%

Institutional Class       $1,000        $873.10          $1.36           0.29%

HYPOTHETICAL

Investor Class            $1,000       $1,022.55         $2.48           0.49%

Institutional Class       $1,000       $1,023.55         $1.47           0.29%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
8

SCHEDULE OF INVESTMENTS
Equity Index

MARCH 31, 2008

Shares                                                                       Value

Common Stocks -- 98.8%

AEROSPACE & DEFENSE -- 2.9%
            53,063  Boeing Co.                                         $ 3,946,295
            27,777  General Dynamics Corp.                               2,315,768
             8,671  Goodrich Corporation                                   498,669
            51,444  Honeywell International Inc.                         2,902,470
             8,653  L-3 Communications Holdings, Inc.                      946,119
            23,858  Lockheed Martin Corp.                                2,369,099
            23,271  Northrop Grumman Corp.                               1,810,717
             9,572  Precision Castparts Corp.                              977,110
            29,617  Raytheon Co.                                         1,913,554
            11,266  Rockwell Collins                                       643,852
            68,723  United Technologies Corp.                            4,729,518
                                                                      ------------
                                                                        23,053,171
                                                                      ------------
AIR FREIGHT & LOGISTICS -- 1.1%
            11,672  C.H. Robinson Worldwide Inc.                           634,957
            14,700  Expeditors International of Washington, Inc.           664,146
            21,369  FedEx Corp.                                          1,980,265
            72,423  United Parcel Service, Inc. Cl B                     5,288,327
                                                                      ------------
                                                                         8,567,695
                                                                      ------------
AIRLINES -- 0.1%
            50,629  Southwest Airlines Co.                                 627,800
                                                                      ------------
AUTO COMPONENTS -- 0.2%
            15,998  Goodyear Tire & Rubber Co. (The)(1)                    412,748
            40,931  Johnson Controls, Inc.                               1,383,468
                                                                      ------------
                                                                         1,796,216
                                                                      ------------
AUTOMOBILES -- 0.3%
           145,486  Ford Motor Co.(1)                                      832,180
            39,023  General Motors Corp.(2)                                743,388
            16,625  Harley-Davidson, Inc.                                  623,438
                                                                      ------------
                                                                         2,199,006
                                                                      ------------
BEVERAGES -- 2.6%
            49,641  Anheuser-Busch Companies, Inc.                       2,355,465
             5,941  Brown-Forman Corp. Cl B                                393,413
           139,614  Coca-Cola Co. (The)                                  8,498,305
            19,658  Coca-Cola Enterprises Inc.                             475,724
            13,409  Constellation Brands Inc. Cl A(1)                      236,937
             8,834  Molson Coors Brewing Co. Cl B                          464,403
             9,584  Pepsi Bottling Group Inc.                              324,993
           110,882  PepsiCo, Inc.                                        8,005,681
                                                                      ------------
                                                                        20,754,921
                                                                      ------------

Shares                                                                       Value

BIOTECHNOLOGY -- 1.4%
            76,218  Amgen Inc.(1)                                      $ 3,184,388
            20,192  Biogen Idec Inc.(1)                                  1,245,644
            29,270  Celgene Corp.(1)                                     1,793,958
            18,351  Genzyme Corp.(1)                                     1,367,884
            65,745  Gilead Sciences, Inc.(1)                             3,387,840
                                                                      ------------
                                                                        10,979,714
                                                                      ------------
BUILDING PRODUCTS -- 0.1%
            25,390  Masco Corp.                                            503,484
            11,750  Trane Inc.                                             539,325
                                                                      ------------
                                                                         1,042,809
                                                                      ------------
CAPITAL MARKETS -- 3.0%
            13,205  American Capital Strategies Ltd.(2)                    451,083
            16,030  Ameriprise Financial Inc.                              831,156
            78,491  Bank of New York Mellon Corp. (The)                  3,275,429
             7,979  Bear Stearns Companies Inc. (The)(2)                    83,700
            64,519  Charles Schwab Corp. (The)                           1,214,893
            31,446  E*TRADE Financial Corp.(1)(2)                          121,382
             5,990  Federated Investors Inc. Cl B                          234,568
            11,158  Franklin Resources, Inc.                             1,082,214
            27,770  Goldman Sachs Group, Inc. (The)                      4,592,880
            10,617  Janus Capital Group Inc.                               247,058
             9,282  Legg Mason, Inc.                                       519,606
            36,560  Lehman Brothers Holdings Inc.                        1,376,118
            68,574  Merrill Lynch & Co., Inc.                            2,793,705
            75,011  Morgan Stanley                                       3,428,003
            15,183  Northern Trust Corp.                                 1,009,214
            26,555  State Street Corp.                                   2,097,845
            18,173  T. Rowe Price Group Inc.                               908,650
                                                                      ------------
                                                                        24,267,504
                                                                      ------------
CHEMICALS -- 1.9%
            14,830  Air Products and Chemicals, Inc.                     1,364,360
             3,995  Ashland Inc.                                           188,964
            65,107  Dow Chemical Co.                                     2,399,193
            61,928  du Pont (E.I.) de Nemours & Co.                      2,895,753
             5,569  Eastman Chemical Co.                                   347,784
            12,002  Ecolab Inc.                                            521,247
             8,310  Hercules Inc.                                          151,990
             5,647  International Flavors & Fragrances Inc.                248,750
            38,136  Monsanto Co.                                         4,252,163
            11,311  PPG Industries, Inc.                                   684,429

------
9

Equity Index

Shares                                                                       Value

            21,746  Praxair, Inc.                                      $ 1,831,666
             8,652  Rohm and Haas Co.                                      467,900
             8,965  Sigma-Aldrich Corp.                                    534,762
                                                                      ------------
                                                                        15,888,961
                                                                      ------------
COMMERCIAL BANKS -- 2.9%
            37,859  BB&T Corporation                                     1,213,760
            10,348  Comerica Inc.                                          363,008
            36,663  Fifth Third Bancorp                                    766,990
             9,116  First Horizon National Corp.(2)                        127,715
            25,194  Huntington Bancshares Inc.                             270,836
            26,766  KeyCorp                                                587,514
             5,197  M&T Bank Corp.                                         418,255
            17,748  Marshall & Ilsley Corp.                                411,754
            43,729  National City Corp.                                    435,104
            24,055  PNC Financial Services Group                         1,577,286
            47,906  Regions Financial Corp.                                946,144
            24,097  SunTrust Banks, Inc.                                 1,328,709
           119,015  U.S. Bancorp                                         3,851,324
           136,170  Wachovia Corp.                                       3,676,590
           232,553  Wells Fargo & Co.                                    6,767,291
             7,451  Zions Bancorporation                                   339,393
                                                                      ------------
                                                                        23,081,673
                                                                      ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
            19,993  Allied Waste Industries Inc.(1)                        216,124
             7,073  Avery Dennison Corp.                                   348,345
             9,349  Cintas Corp.                                           266,820
             9,078  Equifax Inc.                                           313,009
             8,819  Monster Worldwide Inc.(1)                              213,508
            14,973  Pitney Bowes, Inc.                                     524,355
            14,810  R.R. Donnelley & Sons Company                          448,891
            11,067  Robert Half International Inc.                         284,865
            35,036  Waste Management, Inc.                               1,175,809
                                                                      ------------
                                                                         3,791,726
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 2.5%
             6,213  Ciena Corp.(1)                                         191,547
           413,563  Cisco Systems Inc.(1)                                9,962,733
           108,561  Corning Inc.                                         2,609,806
            15,149  JDS Uniphase Corp.(1)                                  202,845
            35,968  Juniper Networks, Inc.(1)                              899,200
           156,456  Motorola, Inc.                                       1,455,041
           111,826  QUALCOMM Inc.                                        4,584,866
            30,253  Tellabs, Inc.(1)(2)                                    164,879
                                                                      ------------
                                                                        20,070,917
                                                                      ------------
COMPUTERS & PERIPHERALS -- 3.0%
            60,604  Apple Inc.(1)(3)                                     8,696,675
           154,498  Dell Inc.(1)                                         3,077,600
           144,562  EMC Corp.(1)                                         2,073,019

Shares                                                                       Value

           172,646  Hewlett-Packard Co.                                $ 7,883,016
             6,503  Lexmark International, Inc. Cl A(1)                    199,772
            23,657  NetApp, Inc.(1)                                        474,323
             9,901  QLogic Corp.(1)                                        151,980
            15,763  SanDisk Corp.(1)                                       355,771
            57,121  Sun Microsystems, Inc.(1)                              887,089
            12,476  Teradata Corp.(1)                                      275,221
                                                                      ------------
                                                                        24,074,466
                                                                      ------------
CONSTRUCTION & ENGINEERING -- 0.2%
             6,096  Fluor Corp.                                            860,511
             8,300  Jacobs Engineering Group Inc.(1)                       610,797
                                                                      ------------
                                                                         1,471,308
                                                                      ------------
CONSTRUCTION MATERIALS -- 0.1%
             6,968  Vulcan Materials Co.(2)                                462,675
                                                                      ------------
CONSUMER FINANCE -- 0.7%
            80,649  American Express Co.                                 3,525,974
            26,953  Capital One Financial Corp.                          1,326,627
            32,902  Discover Financial Services                            538,606
            35,506  SLM Corporation(1)                                     545,017
                                                                      ------------
                                                                         5,936,224
                                                                      ------------
CONTAINERS & PACKAGING -- 0.1%
             6,914  Ball Corp.                                             317,629
             7,233  Bemis Co., Inc.                                        183,935
             9,331  Pactiv Corp.(1)                                        244,566
            11,128  Sealed Air Corp.                                       280,982
                                                                      ------------
                                                                         1,027,112
                                                                      ------------
DISTRIBUTORS -- 0.1%
            11,609  Genuine Parts Co.                                      466,914
                                                                      ------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
             9,361  Apollo Group, Inc. Cl A(1)                             404,395
            22,382  H&R Block, Inc.                                        464,651
                                                                      ------------
                                                                           869,046
                                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.3%
           308,515  Bank of America Corp.                               11,695,804
            13,131  CIT Group Inc.                                         155,602
           359,849  Citigroup Inc.                                       7,707,966
             3,752  CME Group Inc.                                       1,760,063
             4,800  IntercontinentalExchange Inc.(1)                       626,400
           233,100  JPMorgan Chase & Co.                                10,011,645
            11,700  Leucadia National Corp.                                529,074
            22,417  McGraw-Hill Companies, Inc. (The)                      828,308
            14,807  Moody's Corp.                                          515,728
            18,200  NYSE Euronext, Inc.                                  1,123,122
                                                                      ------------
                                                                        34,953,712
                                                                      ------------

------
10

Equity Index

Shares                                                                       Value

DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.1%
           417,952  AT&T Inc.                                          $16,007,561
             7,598  CenturyTel Inc.                                        252,558
            22,629  Citizens Communications Company                        237,378
            10,555  Embarq Corp.                                           423,256
           108,188  Qwest Communications International Inc.(2)             490,092
           198,313  Verizon Communications Inc.                          7,228,516
            32,920  Windstream Corp.                                       393,394
                                                                      ------------
                                                                        25,032,755
                                                                      ------------
ELECTRIC UTILITIES -- 2.1%
            11,434  Allegheny Energy, Inc.                                 577,417
            27,587  American Electric Power                              1,148,447
            86,945  Duke Energy Corp.                                    1,551,968
            22,517  Edison International                                 1,103,783
            13,474  Entergy Corp.                                        1,469,744
            47,229  Exelon Corporation                                   3,838,301
            21,030  FirstEnergy Corp.                                    1,443,079
            28,004  FPL Group, Inc.                                      1,756,971
            13,800  Pepco Holdings, Inc.                                   341,136
             7,081  Pinnacle West Capital Corp.                            248,401
            25,688  PPL Corporation                                      1,179,593
            17,854  Progress Energy Inc.                                   744,512
            52,297  Southern Co.                                         1,862,296
                                                                      ------------
                                                                        17,265,648
                                                                      ------------
ELECTRICAL EQUIPMENT -- 0.5%
            12,429  Cooper Industries, Ltd. Cl A                           499,024
            54,195  Emerson Electric Co.                                 2,788,876
            10,294  Rockwell Automation Inc.                               591,081
                                                                      ------------
                                                                         3,878,981
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
            25,461  Agilent Technologies, Inc.(1)                          759,502
            14,018  Jabil Circuit, Inc.                                    132,610
             9,726  Molex Inc.                                             225,254
            34,280  Tyco Electronics Ltd.                                1,176,490
                                                                      ------------
                                                                         2,293,856
                                                                      ------------
ENERGY EQUIPMENT & SERVICES -- 2.7%
            21,877  Baker Hughes Inc.                                    1,498,575
            20,201  BJ Services Co.                                        575,931
            15,100  Cameron International Corp.(1)                         628,764
             9,996  ENSCO International Inc.                               625,950
            60,753  Halliburton Co.                                      2,389,415
            19,551  Nabors Industries Ltd.(1)                              660,237
            24,586  National Oilwell Varco, Inc.(1)                      1,435,331
            18,470  Noble Corp.                                            917,405
             7,701  Rowan Companies, Inc.                                  317,127
            83,041  Schlumberger Ltd.                                    7,224,566

Shares                                                                       Value

            13,831  Smith International, Inc.                            $ 888,365
            22,500  Transocean Inc.(1)                                   3,042,000
            23,242  Weatherford International Ltd.(1)                    1,684,348
                                                                      ------------
                                                                        21,888,014
                                                                      ------------
FOOD & STAPLES RETAILING -- 2.6%
            30,441  Costco Wholesale Corp.                               1,977,752
            99,305  CVS/Caremark Corp.                                   4,022,845
            46,967  Kroger Co. (The)                                     1,192,962
            30,533  Safeway Inc.                                           896,144
            14,520  SUPERVALU INC.                                         435,310
            41,925  SYSCO Corp.                                          1,216,664
           162,877  Wal-Mart Stores, Inc.                                8,580,359
            68,336  Walgreen Co.                                         2,602,918
             9,583  Whole Foods Market, Inc.(2)                            315,952
                                                                      ------------
                                                                        21,240,906
                                                                      ------------
FOOD PRODUCTS -- 1.5%
            44,324  Archer-Daniels-Midland Co.                           1,824,376
            15,357  Campbell Soup Co.                                      521,370
            33,578  ConAgra Foods, Inc.                                    804,193
             9,551  Dean Foods Co.                                         191,880
            23,271  General Mills, Inc.                                  1,393,467
            21,839  H.J. Heinz Co.                                       1,025,778
            11,594  Hershey Co. (The)(2)                                   436,746
            18,157  Kellogg Co.                                            954,332
           106,683  Kraft Foods Inc. Cl A                                3,308,240
             8,752  McCormick & Company, Inc.                              323,561
            49,907  Sara Lee Corp.                                         697,700
            18,907  Tyson Foods, Inc. Cl A                                 301,567
            14,949  Wm. Wrigley Jr. Co.                                    939,395
                                                                      ------------
                                                                        12,722,605
                                                                      ------------
GAS UTILITIES -- 0.1%
             3,251  Nicor Inc.                                             108,941
            11,873  Questar Corp.                                          671,537
                                                                      ------------
                                                                           780,478
                                                                      ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
            43,727  Baxter International Inc.                            2,528,295
            16,814  Becton, Dickinson & Co.                              1,443,482
            92,477  Boston Scientific Corp.(1)                           1,190,179
             7,010  C.R. Bard, Inc.                                        675,764
            34,281  Covidien Ltd.                                        1,516,934
            10,836  Hospira Inc.(1)                                        463,456
            77,967  Medtronic, Inc.                                      3,771,263
            23,623  St. Jude Medical, Inc.(1)                            1,020,277
            16,430  Stryker Corp.                                        1,068,772
             8,655  Varian Medical Systems, Inc.(1)                        405,400
            16,153  Zimmer Holdings Inc.(1)                              1,257,673
                                                                      ------------
                                                                        15,341,495
                                                                      ------------

------
11

Equity Index

Shares                                                                       Value

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
            34,454  Aetna Inc.                                         $ 1,450,169
            11,575  AmerisourceBergen Corp.                                474,344
            24,952  Cardinal Health, Inc.                                1,310,230
            19,258  CIGNA Corp.                                            781,297
            10,679  Coventry Health Care Inc.(1)                           430,898
            17,422  Express Scripts, Inc.(1)                             1,120,583
            11,621  Humana Inc.(1)                                         521,318
             7,763  Laboratory Corp. of America Holdings(1)                571,978
            19,970  McKesson Corp.                                       1,045,829
            36,384  Medco Health Solutions Inc.(1)                       1,593,255
             9,694  Patterson Companies, Inc.(1)                           351,892
            10,814  Quest Diagnostics Inc.                                 489,550
            32,628  Tenet Healthcare Corp.(1)                              184,674
            86,835  UnitedHealth Group Inc.                              2,983,650
            37,381  WellPoint Inc.(1)                                    1,649,623
                                                                      ------------
                                                                        14,959,290
                                                                      ------------
HEALTH CARE TECHNOLOGY(4)
            13,410  IMS Health Inc.                                        281,744
                                                                      ------------
HOTELS, RESTAURANTS & LEISURE -- 1.3%
            30,099  Carnival Corporation                                 1,218,408
             9,758  Darden Restaurants, Inc.                               317,623
            21,749  International Game Technology                          874,527
            21,524  Marriott International, Inc. Cl A                      739,565
            79,872  McDonald's Corp.                                     4,454,461
            50,308  Starbucks Corporation(1)                               880,390
            13,709  Starwood Hotels & Resorts Worldwide, Inc.              709,441
             6,273  Wendy's International, Inc.                            144,655
            12,241  Wyndham Worldwide Corp.                                253,144
            33,249  Yum! Brands, Inc.                                    1,237,195
                                                                      ------------
                                                                        10,829,409
                                                                      ------------
HOUSEHOLD DURABLES -- 0.5%
             4,243  Black & Decker Corp.                                   280,462
             8,409  Centex Corp.                                           203,582
            19,085  D.R. Horton, Inc.                                      300,589
            10,592  Fortune Brands, Inc.                                   736,143
             4,342  Harman International Industries Inc.                   189,051
             5,563  KB Home(2)                                             137,573
            11,671  Leggett & Platt, Inc.                                  177,983
             9,547  Lennar Corp.(2)                                        179,579
            19,240  Newell Rubbermaid Inc.                                 440,019
            15,092  Pulte Homes Inc.                                       219,589
             3,988  Snap-on Inc.                                           202,790
             5,681  Stanley Works (The)                                    270,529
             5,250  Whirlpool Corp.                                        455,595
                                                                      ------------
                                                                         3,793,484
                                                                      ------------

Shares                                                                       Value

HOUSEHOLD PRODUCTS -- 2.5%
             9,511  Clorox Co.                                           $ 538,703
            35,160  Colgate-Palmolive Co.                                2,739,316
            29,205  Kimberly-Clark Corp.                                 1,885,183
           213,799  Procter & Gamble Co. (The)                          14,980,895
                                                                      ------------
                                                                        20,144,097
                                                                      ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%
            46,117  AES Corp. (The)(1)                                     768,770
            12,439  Constellation Energy Group Inc.                      1,097,990
            32,013  Dynegy Inc. Cl A(1)                                    252,583
                                                                      ------------
                                                                         2,119,343
                                                                      ------------
INDUSTRIAL CONGLOMERATES -- 4.0%
            49,156  3M Co.                                               3,890,697
           692,707  General Electric Co.                                25,637,086
            17,188  Textron Inc.                                           952,559
            34,081  Tyco International Ltd.                              1,501,268
                                                                      ------------
                                                                        31,981,610
                                                                      ------------
INSURANCE -- 4.0%
            22,697  Ace, Ltd.                                            1,249,697
            32,961  Aflac Inc.                                           2,140,817
            38,878  Allstate Corp.                                       1,868,477
            19,802  Ambac Financial Group, Inc.(2)                         113,862
           174,763  American International Group, Inc.                   7,558,499
            20,225  Aon Corp.                                              813,045
             6,562  Assurant, Inc.                                         399,363
            25,706  Chubb Corp.                                          1,271,933
            11,413  Cincinnati Financial Corp.                             434,151
            30,261  Genworth Financial Inc. Cl A                           685,109
            21,682  Hartford Financial Services Group Inc. (The)         1,642,845
            18,589  Lincoln National Corp.                                 966,628
            30,267  Loews Corp.                                          1,217,339
            35,792  Marsh & McLennan Companies, Inc.                       871,535
            14,225  MBIA Inc.(2)                                           173,830
            49,178  MetLife, Inc.                                        2,963,465
            18,048  Principal Financial Group, Inc.                      1,005,635
            47,040  Progressive Corp. (The)                                755,933
            30,928  Prudential Financial, Inc.                           2,420,116
             6,196  Safeco Corp.                                           271,880
             6,334  Torchmark Corp.                                        380,737
            43,032  Travelers Companies, Inc. (The)                      2,059,081
            24,082  Unum Group                                             530,045
            12,263  XL Capital Ltd. Cl A                                   362,372
                                                                      ------------
                                                                        32,156,394
                                                                      ------------

------
12

Equity Index

Shares                                                                       Value

INTERNET & CATALOG RETAIL -- 0.3%
            21,127  Amazon.com, Inc.(1)                                $ 1,506,354
            14,268  Expedia Inc.(1)                                        312,327
            12,680  IAC/InterActiveCorp(1)                                 263,237
                                                                      ------------
                                                                         2,081,918
                                                                      ------------
INTERNET SOFTWARE & SERVICES -- 1.6%
            11,470  Akamai Technologies, Inc.(1)                           322,995
            78,290  eBay Inc.(1)                                         2,336,174
            16,150  Google Inc. Cl A(1)                                  7,113,590
            15,224  VeriSign, Inc.(1)                                      506,046
            92,124  Yahoo! Inc.(1)                                       2,665,147
                                                                      ------------
                                                                        12,943,952
                                                                      ------------
IT SERVICES -- 2.2%
             6,960  Affiliated Computer Services Inc. Cl A(1)              348,766
            36,218  Automatic Data Processing, Inc.                      1,535,280
            20,036  Cognizant Technology Solutions Corp. Cl A(1)           577,638
            11,338  Computer Sciences Corp.(1)                             462,477
             9,433  Convergys Corp.(1)                                     142,061
            35,245  Electronic Data Systems Corp.                          586,829
            11,763  Fidelity National Information Services, Inc.           448,641
            11,333  Fiserv, Inc.(1)                                        545,004
            96,127  International Business Machines Corp.               11,068,062
            22,952  Paychex, Inc.                                          786,336
            11,753  Total System Services Inc.                             278,076
            24,806  Unisys Corp.(1)                                        109,891
            51,773  Western Union Co. (The)                              1,101,212
                                                                      ------------
                                                                        17,990,273
                                                                      ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
             6,332  Brunswick Corp.                                        101,122
            19,847  Eastman Kodak Co.(2)                                   350,696
            10,184  Hasbro, Inc.                                           284,134
            25,249  Mattel, Inc.                                           502,455
                                                                      ------------
                                                                         1,238,407
                                                                      ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.4%
            11,568  Applera Corporation -- Applied Biosystems Group        380,124
             3,783  Millipore Corp.(1)                                     255,012
             8,165  PerkinElmer, Inc.                                      198,001
            29,052  Thermo Fisher Scientific Inc.(1)                     1,651,316
             6,918  Waters Corp.(1)                                        385,333
                                                                      ------------
                                                                         2,869,786
                                                                      ------------

Shares                                                                       Value

MACHINERY -- 1.9%
            43,333  Caterpillar Inc.                                   $ 3,392,541
            14,082  Cummins Inc.                                           659,319
            17,458  Danaher Corp.                                        1,327,332
            30,210  Deere & Co.                                          2,430,092
            13,648  Dover Corp.                                            570,213
            10,089  Eaton Corp.                                            803,791
            28,451  Illinois Tool Works Inc.                             1,372,192
            18,771  Ingersoll-Rand Company Ltd. Cl A                       836,811
            12,523  ITT Corporation                                        648,817
             9,000  Manitowoc Co., Inc. (The)                              367,200
            25,323  Paccar Inc.                                          1,139,535
             8,463  Pall Corp.                                             296,797
            11,580  Parker-Hannifin Corp.                                  802,147
             7,096  Terex Corp.(1)                                         443,500
                                                                      ------------
                                                                        15,090,287
                                                                      ------------
MEDIA -- 2.8%
            47,147  CBS Corp. Cl B(2)                                    1,041,006
            34,941  Clear Channel Communications, Inc.                   1,020,976
           208,829  Comcast Corp. Cl A                                   4,038,753
            49,439  DIRECTV Group, Inc. (The)(1)                         1,225,593
             6,233  EW Scripps Co. Cl A                                    261,848
            15,983  Gannett Co., Inc.                                      464,306
            32,425  Interpublic Group of Companies, Inc. (The)(1)          272,694
             2,653  Meredith Corp.                                         101,477
             9,877  New York Times Co. (The) Cl A(2)                       186,478
           158,431  News Corp. Cl A                                      2,970,581
            22,519  Omnicom Group Inc.                                     994,889
           248,119  Time Warner Inc.                                     3,478,628
            44,453  Viacom Inc. Cl B(1)                                  1,761,228
           130,663  Walt Disney Co. (The)                                4,100,206
               443  Washington Post Co. (The) Cl B                         293,045
                                                                      ------------
                                                                        22,211,708
                                                                      ------------
METALS & MINING -- 1.1%
            56,570  Alcoa Inc.                                           2,039,914
             7,020  Allegheny Technologies Inc.                            500,947
            26,310  Freeport-McMoRan Copper & Gold, Inc.                 2,531,549
            31,199  Newmont Mining Corporation                           1,413,315
            19,877  Nucor Corp.                                          1,346,468
             6,400  Titanium Metals Corp.                                   96,320
             8,120  United States Steel Corp.                            1,030,184
                                                                      ------------
                                                                         8,958,697
                                                                      ------------

------
13

Equity Index

Shares                                                                       Value

MULTI-UTILITIES -- 1.1%
            14,397  Ameren Corp.                                         $ 634,044
            22,173  CenterPoint Energy, Inc.                               316,409
            15,509  CMS Energy Corp.                                       209,992
            18,767  Consolidated Edison, Inc.                              745,050
            40,322  Dominion Resources Inc.                              1,646,749
            11,267  DTE Energy Company                                     438,174
             5,239  Integrys Energy Group Inc.                             244,347
            18,850  NiSource Inc.                                          324,974
            24,384  PG&E Corp.                                             897,819
            35,080  Public Service Enterprise Group Inc.                 1,409,865
            18,028  Sempra Energy                                          960,532
            14,460  TECO Energy, Inc.                                      230,637
            29,001  Xcel Energy Inc.                                       578,570
                                                                      ------------
                                                                         8,637,162
                                                                      ------------
MULTILINE RETAIL -- 0.8%
             6,456  Big Lots, Inc.(1)                                      143,969
             4,084  Dillard's Inc. Cl A(2)                                  70,286
            10,033  Family Dollar Stores, Inc.                             195,644
            15,304  J.C. Penney Co., Inc.                                  577,114
            21,661  Kohl's Corp.(1)                                        929,040
            29,884  Macy's Inc.                                            689,125
            12,460  Nordstrom, Inc.                                        406,196
             5,026  Sears Holdings Corp.(1)(2)                             513,104
            58,120  Target Corp.                                         2,945,521
                                                                      ------------
                                                                         6,469,999
                                                                      ------------
OFFICE ELECTRONICS -- 0.1%
            63,724  Xerox Corp.                                            953,948
                                                                      ------------
OIL, GAS & CONSUMABLE FUELS -- 10.4%
            32,132  Anadarko Petroleum Corp.                             2,025,280
            23,448  Apache Corp.                                         2,832,987
            33,647  Chesapeake Energy Corp.                              1,552,809
           144,053  Chevron Corp.                                       12,296,364
           108,323  ConocoPhillips                                       8,255,296
            12,551  Consol Energy Inc.                                     868,404
            31,894  Devon Energy Corporation                             3,327,501
            48,244  El Paso Corp.                                          802,780
            16,982  EOG Resources Inc.                                   2,037,840
           371,120  Exxon Mobil Corp.                                   31,389,330
            19,156  Hess Corp.                                           1,689,176
            48,899  Marathon Oil Corp.                                   2,229,794
            12,938  Murphy Oil Corp.                                     1,062,727
            11,800  Noble Energy Inc.                                      859,040
            57,098  Occidental Petroleum Corp.                           4,177,861
            18,220  Peabody Energy Corp.                                   929,220
             9,308  Range Resources Corporation                            590,593

Shares                                                                       Value

            43,541  Spectra Energy Corp.                                 $ 990,558
             8,072  Sunoco, Inc.                                           423,538
             9,500  Tesoro Corp.                                           285,000
            37,077  Valero Energy Corp.                                  1,820,851
            40,588  Williams Companies, Inc. (The)                       1,338,592
            33,886  XTO Energy Inc.                                      2,096,188
                                                                      ------------
                                                                        83,881,729
                                                                      ------------
PAPER & FOREST PRODUCTS -- 0.3%
            29,448  International Paper Company                            800,986
            12,730  MeadWestvaco Corp.                                     346,511
            14,474  Weyerhaeuser Co.                                       941,388
                                                                      ------------
                                                                         2,088,885
                                                                      ------------
PERSONAL PRODUCTS -- 0.2%
            29,613  Avon Products, Inc.                                  1,170,898
             7,876  Estee Lauder Companies, Inc. (The) Cl A                361,115
                                                                      ------------
                                                                         1,532,013
                                                                      ------------
PHARMACEUTICALS -- 6.1%
           106,454  Abbott Laboratories                                  5,870,938
            21,145  Allergan, Inc.                                       1,192,367
             7,392  Barr Pharmaceuticals Inc.(1)                           357,108
           136,371  Bristol-Myers Squibb Co.                             2,904,702
            67,994  Eli Lilly and Company                                3,507,810
            21,476  Forest Laboratories, Inc.(1)                           859,255
           198,091  Johnson & Johnson                                   12,850,163
            16,802  King Pharmaceuticals, Inc.(1)                          146,177
           150,003  Merck & Co., Inc.                                    5,692,614
            18,590  Mylan Inc.(2)                                          215,644
           473,170  Pfizer Inc.                                          9,903,448
           111,651  Schering-Plough Corp.                                1,608,891
             7,170  Watson Pharmaceuticals, Inc.(1)                        210,224
            92,346  Wyeth                                                3,856,369
                                                                      ------------
                                                                        49,175,710
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.1%
             6,640  Apartment Investment and Management Co. Cl A           237,778
             5,409  AvalonBay Communities Inc.                             522,077
             8,276  Boston Properties Inc.                                 761,971
             8,512  Developers Diversified Realty Corp.(2)                 356,483
            18,695  Equity Residential                                     775,656
            16,821  General Growth Properties, Inc.                        642,058
            12,730  HCP, Inc.                                              430,401
            36,006  Host Hotels & Resorts Inc.                             573,216
            17,449  Kimco Realty Corp.                                     683,477
            11,922  Plum Creek Timber Co. Inc.                             485,225
            17,747  ProLogis                                             1,044,588

------
14

Equity Index

Shares                                                                       Value

             8,577  Public Storage Inc.                                  $ 760,094
            15,376  Simon Property Group, Inc.                           1,428,584
             9,210  Vornado Realty Trust                                   793,994
                                                                      ------------
                                                                         9,495,602
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT(4)
            13,586  CB Richard Ellis Group, Inc. Cl A(1)                   294,001
                                                                      ------------
ROAD & RAIL -- 0.9%
            20,557  Burlington Northern Santa Fe Corp.                   1,895,767
            27,977  CSX Corp.                                            1,568,670
            26,242  Norfolk Southern Corp.                               1,425,465
             3,996  Ryder System, Inc.                                     243,396
            18,088  Union Pacific Corp.                                  2,267,874
                                                                      ------------
                                                                         7,401,172
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.4%
            40,888  Advanced Micro Devices, Inc.(1)                        240,830
            21,269  Altera Corp.                                           391,988
            20,420  Analog Devices, Inc.                                   602,798
            93,905  Applied Materials, Inc.                              1,832,087
            32,437  Broadcom Corp. Cl A(1)                                 625,061
           401,538  Intel Corp.                                          8,504,576
            12,519  KLA-Tencor Corp.                                       464,455
            15,423  Linear Technology Corp.                                473,332
            45,878  LSI Logic Corp.(1)                                     227,096
            15,756  MEMC Electronic Materials Inc.(1)                    1,117,100
            13,000  Microchip Technology Inc.(2)                           425,490
            52,458  Micron Technology, Inc.(1)                             313,174
            15,749  National Semiconductor Corp.                           288,522
             7,063  Novellus Systems, Inc.(1)                              148,676
            38,303  NVIDIA Corp.(1)                                        758,016
            12,574  Teradyne, Inc.(1)                                      156,169
            91,971  Texas Instruments Inc.                               2,600,020
            19,867  Xilinx, Inc.                                           471,841
                                                                      ------------
                                                                        19,641,231
                                                                      ------------
SOFTWARE -- 3.3%
            39,516  Adobe Systems Inc.(1)                                1,406,374
            15,903  Autodesk, Inc.(1)                                      500,626
            13,510  BMC Software Inc.(1)                                   439,345
            26,997  CA, Inc.                                               607,433
            13,029  Citrix Systems, Inc.(1)                                382,141
            20,605  Compuware Corp.(1)                                     151,241
            21,648  Electronic Arts Inc.(1)                              1,080,668
            22,964  Intuit Inc.(1)                                         620,258
           554,474  Microsoft Corporation                               15,735,972
            24,091  Novell, Inc.(1)                                        151,532

Shares                                                                       Value

           273,141  Oracle Corp.(1)                                    $ 5,342,638
            59,802  Symantec Corp.(1)                                      993,909
                                                                      ------------
                                                                        27,412,137
                                                                      ------------
SPECIALTY RETAIL -- 1.6%
             5,947  Abercrombie & Fitch Co.                                434,964
             9,488  AutoNation, Inc.(1)                                    142,035
             3,069  AutoZone, Inc.(1)                                      349,344
            18,238  Bed Bath & Beyond Inc.(1)                              538,021
            25,074  Best Buy Co., Inc.                                   1,039,568
               952  Circuit City Stores, Inc.                                3,789
            10,900  GameStop Corp. Cl A(1)                                 563,639
            31,558  Gap, Inc. (The)                                        621,061
           119,633  Home Depot, Inc. (The)                               3,346,136
            21,436  Limited Brands, Inc.                                   366,556
           100,810  Lowe's Companies, Inc.                               2,312,581
            19,446  Office Depot, Inc.(1)                                  214,878
             5,181  OfficeMax Inc.                                          99,164
             9,017  RadioShack Corp.                                       146,526
             7,208  Sherwin-Williams Co.                                   367,896
            48,751  Staples, Inc.                                        1,077,885
             8,702  Tiffany & Co.                                          364,092
            30,101  TJX Companies, Inc. (The)                              995,440
                                                                      ------------
                                                                        12,983,575
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
            24,364  Coach Inc.(1)                                          734,575
             6,318  Jones Apparel Group, Inc.                               84,788
             7,052  Liz Claiborne, Inc.                                    127,994
            26,608  NIKE, Inc. Cl B                                      1,809,343
             4,031  Polo Ralph Lauren Corp.                                234,967
             6,069  VF Corp.                                               470,408
                                                                      ------------
                                                                         3,462,075
                                                                      ------------
THRIFTS & MORTGAGE FINANCE -- 0.6%
            39,848  Countrywide Financial Corp.(2)                         219,164
            67,402  Fannie Mae                                           1,774,021
            45,534  Freddie Mac                                          1,152,921
            35,856  Hudson City Bancorp, Inc.                              633,934
             6,183  MGIC Investment Corp.(2)                                65,107
            24,854  Sovereign Bancorp Inc.                                 231,639
            59,840  Washington Mutual, Inc.(2)                             616,352
                                                                      ------------
                                                                         4,693,138
                                                                      ------------
TOBACCO -- 1.5%
           146,252  Altria Group Inc.                                    3,246,794
           146,252  Philip Morris International Inc.(1)                  7,397,426
            11,767  Reynolds American Inc.                                 694,606
            10,788  UST Inc.                                               588,162
                                                                      ------------
                                                                        11,926,988
                                                                      ------------

------
15

Equity Index

Shares                                                                       Value

TRADING COMPANIES & DISTRIBUTORS(4)
             4,615  Grainger (W.W.), Inc.                                $ 352,540
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
            27,900  American Tower Corp. Cl A(1)                         1,093,959
           196,052  Sprint Nextel Corp.                                  1,311,588
                                                                      ------------
                                                                         2,405,547
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $578,606,130)                                                    798,286,159
                                                                      ------------

Principal Amount

Short-Term Investments Segregated For Futures Contracts(3) -- 2.1%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.375%,
4/15/11, valued at $15,294,317), in a joint trading account at
1.35%, dated 3/31/08, due 4/1/08 (Delivery value $15,000,563)           15,000,000

        $1,600,000  U.S. Treasury Bills, 2.50%, 6/26/08(5)               1,595,069
                                                                      ------------
SHORT TERM INVESTMENTS SEGREGATED FOR FUTURES CONTRACTS
(Cost $16,590,429)                                                      16,595,069
                                                                      ------------

                                                                             Value

Temporary Cash Investments -- Securities Lending Collateral(6) -- 1.0%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.30%, dated 3/31/08, due
4/1/08 (Delivery value $2,231,265)                                     $ 2,231,122

Repurchase Agreement, BNP Paribas, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.30%, dated 3/31/08, due
4/1/08 (Delivery value $1,598,021)                                       1,597,919

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled
account at the lending agent), 2.25%, dated 3/31/08, due
4/1/08 (Delivery value $2,200,138)                                       2,200,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency
obligations in a pooled account at the lending agent),
2.15%, dated 3/31/08, due 4/1/08 (Delivery value $2,146,433)             2,146,305
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING
COLLATERAL
(Cost $8,175,346)                                                        8,175,346
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.9%
(Cost $603,371,905)                                                    823,056,574
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.9)%                                (15,571,768)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $807,484,806
                                                                      ============

Futures Contracts
                           Expiration       Underlying Face       Unrealized Gain
  Contracts Purchased         Date          Amount at Value           (Loss)
   271  S&P 500 E-Mini
        Futures             June 2008         $17,909,713            $108,077
                                              ===========            ========

Notes to Schedule of Investments

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of March 31, 2008.

(3) Security, or a portion thereof, has been segregated on the fund's records, at the custodian bank, or with the broker as initial margin on futures contracts.

(4) Industry is less than 0.05% of total net assets.

(5) The rate indicated is the yield to maturity at purchase.

(6) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
ASSETS

Investment securities, at value (cost of $595,196,559) --
including $7,993,400 of securities on loan                            $814,881,228

Investments made with cash collateral received for securities on
loan, at value (cost of $8,175,346)                                      8,175,346
                                                                      ------------
Total investment securities, at value (cost of $603,371,905)           823,056,574

Receivable for investments sold                                          8,988,525

Receivable for variation margin on futures contracts                        64,235

Dividends and interest receivable                                        1,139,862
                                                                      ------------
                                                                       833,249,196
                                                                      ------------

LIABILITIES

Disbursements in excess of demand deposit cash                           8,468,301

Payable for collateral received for securities on loan                   8,175,346

Payable for investments purchased                                        8,883,934

Accrued management fees                                                    236,809
                                                                      ------------
                                                                        25,764,390
                                                                      ------------

NET ASSETS                                                            $807,484,806
                                                                      ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                               $678,948,909

Accumulated net realized loss on investment transactions              (91,256,849)

Net unrealized appreciation on investments                             219,792,746
                                                                      ------------
                                                                      $807,484,806
                                                                      ============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $207,570,929

Shares outstanding                                                      39,449,043

Net asset value per share                                                    $5.26

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                            $599,913,877

Shares outstanding                                                     113,953,913

Net asset value per share                                                    $5.26

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
INVESTMENT INCOME (LOSS)

INCOME:

Dividends                                                             $ 19,501,927

Interest                                                                   594,175

Securities lending, net                                                     70,128
                                                                     -------------
                                                                        20,166,230
                                                                     -------------

EXPENSES:

Management fees                                                          3,387,743

Directors' fees and expenses                                                19,902

Other expenses                                                              20,135
                                                                     -------------
                                                                         3,427,780
                                                                     -------------

NET INVESTMENT INCOME (LOSS)                                            16,738,450
                                                                     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment transactions                     19,760,873

Change in net unrealized appreciation (depreciation) on
investments                                                           (77,223,575)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               (57,462,702)
                                                                     -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $(40,724,252)
                                                                     =============

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                         $ 16,738,450     $ 16,518,662

Net realized gain (loss)                               19,760,873      (1,894,848)

Change in net unrealized appreciation
(depreciation)                                       (77,223,575)       95,849,197
                                                    -------------   --------------
Net increase (decrease) in net assets resulting
from operations                                      (40,724,252)      110,473,011
                                                    -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                       (3,698,248)      (3,153,574)

 Institutional Class                                 (13,706,733)     (12,820,111)

From return of capital:

 Investor Class                                         (222,628)               --

 Institutional Class                                    (718,537)               --
                                                    -------------   --------------
Decrease in net assets from distributions            (18,346,146)     (15,973,685)
                                                    -------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                          (179,896,379)      136,393,751
                                                    -------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS               (238,966,777)      230,893,077

NET ASSETS

Beginning of period                                 1,046,451,583      815,558,506
                                                    -------------   --------------
End of period                                       $ 807,484,806   $1,046,451,583
                                                    =============   ==============

Undistributed net investment income                            --         $680,205
                                                   =============   ==============

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by matching, as closely as possible, the investment characteristics and results of the S&P 500 Composite Price
Index (S&P 500 Index). The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
20

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American

------
21

Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 0.43% to
0.49% for the Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2008 was 0.49% and 0.29% for the
Investor Class and Institutional Class, respectively.

On July 27, 2007, shareholders of the fund approved a Subadvisory Agreement between Northern Trust Investments, N.A. (NTI) and ACIM. The Subadvisory
Agreement was approved by the Board of Directors on November 29, 2006.
Effective August 1, 2007, ACIM entered into a Subadvisory Agreement with NTI on behalf of the fund. Prior to August 1, 2007, ACIM had a Subadvisory
Agreement with Barclays Global Fund Advisors (BGFA) (collectively with NTI, the subadvisors) on behalf of the fund. The subadvisors make investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining the subadvisors of the fund.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan
Chase Bank (JPMCB). Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2008, were $85,862,634 and
$258,210,724, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                          Year ended March 31, 2008      Year ended March 31, 2007
                            Shares           Amount         Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED             150,000,000                     100,000,000
                      ============                    ============
Sold                     7,464,834     $ 43,252,429      8,653,995    $ 46,849,637

Issued in
connection with
acquisition (Note
8)                              --               --     33,257,723     171,655,240

Issued in
reinvestment of
distributions              636,655        3,658,806        511,586       2,737,555

Redeemed               (9,782,140)     (56,794,873)   (30,924,150)   (162,716,881)
                      ------------   --------------   ------------   -------------
                       (1,680,651)      (9,883,638)     11,499,154      58,525,551
                      ------------   --------------   ------------   -------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED             500,000,000                     400,000,000
                      ============                    ============
Sold                    29,366,320      173,102,007     44,066,384     233,940,765

Issued in
reinvestment of
distributions            2,498,910       14,425,270      2,397,106      12,820,111

Redeemed              (61,520,613)    (357,540,018)   (31,245,332)   (168,892,676)
                      ------------   --------------   ------------   -------------
                      (29,655,383)    (170,012,741)     15,218,158      77,868,200
                      ------------   --------------   ------------   -------------
Net increase
(decrease)            (31,336,034)   $(179,896,379)     26,717,312   $ 136,393,751
                      ============   ==============   ============   =============

5. SECURITIES LENDING

As of March 31, 2008, securities in the fund valued at $7,993,400 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business

------
22

day. The total value of all collateral received, at this date, was $8,175,346.
The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2008.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                 2008          2007
DISTRIBUTIONS PAID FROM
Ordinary income              $17,404,981   $15,973,685
Long-term capital gains           --            --
Return of capital              $941,165         --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                           $630,368,870
                                                         =============
Gross tax appreciation of investments                     $258,884,957

Gross tax depreciation of investments                     (66,197,253)
                                                         -------------
Net tax appreciation (depreciation) of investments        $192,687,704
                                                         =============
Net tax appreciation (depreciation) on derivatives                  --
                                                         -------------
Net tax appreciation (depreciation)                       $192,687,704
                                                         =============
Undistributed ordinary income                                       --

Accumulated capital losses                               $(64,151,807)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain futures contracts, and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

      2011            2012           2013           2014           2015
 $(46,771,036)    $(1,957,751)   $(1,992,016)   $(5,270,954)   $(8,160,050)

------
23

8. REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street Index 500 Fund
(Index 500), one fund in a series issued by Mason Street Funds, Inc., approved a plan of reorganization (the reorganization) pursuant to which Equity Index acquired all of the assets of Index 500 in exchange for shares of equal value of Equity Index and the assumption by Equity Index of all liabilities of Index
500. The financial statements and performance history of Equity Index will be carried over in the post-reorganization. The reorganization was approved by shareholders on March 15, 2006. The reorganization was effective at the close of business on March 31, 2006.

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the reorganization, Index 500 exchanged its shares for shares of Equity Index as follows:

  Original Fund/Class    Shares Exchanged   New Fund/Class   Shares Received
   Index 500 Fund -                         Equity Index -
        A Class              9,733,344      Investor Class      28,917,087
   Index 500 Fund -                         Equity Index -
        B Class              1,474,502      Investor Class      4,340,636

The net assets of Index 500 and Equity Index immediately before the acquisition were $171,655,240 and $815,558,506, respectively. Index 500's unrealized appreciation of $33,002,713 was combined with that of Equity Index.
Immediately after the acquisition, the combined net assets were $987,213,746.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2008.

For corporate taxpayers, the fund hereby designates $17,404,980, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2008 as qualified for the corporate dividends received deduction.

------
24

FINANCIAL HIGHLIGHTS
Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.66      $5.16     $4.70      $4.50      $3.39
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.09       0.08      0.07       0.07       0.05

 Net Realized and
 Unrealized Gain (Loss)          (0.39)       0.50      0.46       0.20       1.11
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (0.30)       0.58      0.53       0.27       1.16
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.10)     (0.08)    (0.07)     (0.07)     (0.05)

 From Return of Capital           --(2)         --        --         --         --
                                 ------     ------    ------     ------     ------
 Total From
 Distributions                   (0.10)     (0.08)    (0.07)     (0.07)     (0.05)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $5.26      $5.66     $5.16      $4.70      $4.50
                                 ======     ======    ======     ======     ======

TOTAL RETURN(3)                 (5.46)%     11.28%    11.36%      6.04%     34.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.49%      0.49%     0.49%      0.49%      0.49%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.51%      1.49%     1.43%      1.59%      1.23%

Portfolio Turnover Rate              9%         4%       17%         4%        16%

Net Assets, End of Period
(in thousands)                 $207,571   $232,880  $152,799   $150,454   $142,324

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $5.67      $5.16     $4.71      $4.50      $3.39
                                 ------     ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                         0.10       0.09      0.08       0.08       0.06

 Net Realized and
 Unrealized Gain (Loss)          (0.40)       0.51      0.45       0.21       1.11
                                 ------     ------    ------     ------     ------
 Total From Investment
 Operations                      (0.30)       0.60      0.53       0.29       1.17
                                 ------     ------    ------     ------     ------
Distributions

 From Net Investment
 Income                          (0.11)     (0.09)    (0.08)     (0.08)     (0.06)

 From Return of Capital           --(2)         --        --         --         --
                                 ------     ------    ------     ------     ------
 Total From
 Distributions                   (0.11)     (0.09)    (0.08)     (0.08)     (0.06)
                                 ------     ------    ------     ------     ------
Net Asset Value, End of
Period                            $5.26      $5.67     $5.16      $4.71      $4.50
                                 ======     ======    ======     ======     ======

TOTAL RETURN(3)                 (5.27)%     11.50%    11.35%      6.47%     34.53%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             0.29%      0.29%     0.29%      0.29%      0.29%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.71%      1.69%     1.63%      1.79%      1.43%

Portfolio Turnover Rate              9%         4%       17%         4%        16%

Net Assets, End of Period
(in thousands)                 $599,914   $813,571  $662,759   $907,886   $842,269

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the
"Corporation"), as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Equity Index Fund of American Century Capital Portfolios, Inc. as of March 31,
2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 13, 2008

------
27

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
28

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
29

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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32

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .          1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .          1-800-345-2021
                                                                   or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS.
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .          1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .          1-800-634-4113

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60046N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS
REAL ESTATE FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Real
Estate Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

REAL ESTATE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

ECONOMIC AND SUBPRIME TURMOIL SANK STOCKS

The broad U.S. equity indexes declined for the 12 months ended March 31, 2008, as the market environment changed dramatically. Stocks began the period on an upward trajectory, boosted by better-than-expected earnings and robust merger activity.

However, the market reversed course in mid-2007 as the bursting of the housing market bubble led to a meltdown in the subprime lending industry and a liquidity crunch in the credit markets. Tighter lending standards brought an end to the easy credit that fueled the merger and leveraged buy-out boom of the past few years, and the economy threatened to tip into recession amid sluggish job growth and weaker consumer spending.

The Federal Reserve (the Fed) responded aggressively, cutting short-term interest rates six times between September 2007 and March 2008 and injecting liquidity into the financial system to provide some relief to the credit markets. But the Fed's game plan was complicated by persistently high energy and food prices, which led to concerns about rising inflation.

These exceptional events triggered unusually high levels of financial market volatility. Several of the major U.S. stock indexes hit all-time highs, then suffered their first 10% correction since 2003. The first quarter of 2008 brought the worst quarterly performance for stocks in nearly six years as the credit crunch deepened and a recession loomed.

LARGE-CAP AND GROWTH LED THE WAY

While stocks fell across the board, large-cap shares held up the best, while small-cap stocks experienced the largest declines (see the accompanying table). Growth-oriented issues outpaced value stocks across all market capitalizations, though value outperformed during the final three months of the period.

By far, energy stocks generated the best returns as the price of oil soared by
54% during the period, peaking at a record high of more than $110 a barrel.
Consumer staples stocks, which tend to hold up well in a weaker economic environment, also delivered strong results. The financials and consumer discretionary sectors sustained the largest losses.

U.S. Stock Index Returns
For the 12 months ended March 31, 2008
RUSSELL 1000 INDEX (LARGE-CAP)        -5.40%
Russell 1000 Growth Index             -0.75%
Russell 1000 Value Index              -9.99%
RUSSELL MIDCAP INDEX                  -8.92%
Russell Midcap Growth Index           -4.55%
Russell Midcap Value Index           -14.12%
RUSSELL 2000 INDEX (SMALL-CAP)       -13.00%
Russell 2000 Growth Index             -8.94%
Russell 2000 Value Index             -16.88%

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2

PERFORMANCE
Real Estate

Total Returns as of March 31, 2008
                                      Average Annual Returns
                                                         Since      Inception
                         1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           -16.60%   18.78%    11.25%      14.31%    9/21/95(1)

MSCI US REIT INDEX       -17.87%   18.16%    10.68%    13.00%(2)       --

Institutional Class      -16.44%   19.00%    11.49%      12.25%      6/16/97

A Class(3)
 No sales charge*        -16.84%   18.50%      --        14.73%
 With sales charge*      -21.63%   17.10%      --        14.01%      10/6/98

B Class(4)
 No sales charge*          --        --        --       -11.57%
 With sales charge*        --        --        --       -16.57%      9/28/07

C Class(4)
 No sales charge*          --        --        --       -11.57%
 With sales charge*        --        --        --       -12.32%      9/28/07

R Class(4)                 --        --        --       -11.37%      9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) The inception date for RREEF Real Estate Securities Fund, Real Estate's predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.

(2) Since 9/30/95, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to:
local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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3

Real Estate

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
               1999      2000    2001    2002      2003     2004    2005    2006     2007      2008

Investor
Class         -21.04%   2.87%   24.57%  20.23%    0.93%    50.97%   9.53%  40.65%   22.02%   -16.60%

MSCI US
REIT Index    -20.32%   2.94%   22.93%  22.79%    -3.28%   51.60%   8.62%  39.50%   22.10%   -17.87%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to:
local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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4

PORTFOLIO COMMENTARY
Real Estate

Portfolio Manager: Kay Herr

Scott Blasdell, co-portfolio manager, left the Real Estate team on March 31,
2008, to take on new responsibilities within JPMorgan (which subadvises
American Century Real Estate). Kay Herr has been a member of the Real Estate team since 2002, and has taken over Scott's responsibilities on the portfolio.

PERFORMANCE SUMMARY

Real Estate posted a total return of -16.60%* for the 12 months ended March
31, 2008, outperforming the MSCI US REIT Index, which returned -17.87%.

The portfolio's performance resulted from a steep decline in the real estate investment trust (REIT) market during the period--a much more significant drop than was suffered by the broader stock market, as the S&P 500 Index** returned
-5.08% over the same time. The subprime mortgage meltdown, accompanied by a weakening economy put strong downward pressure on the REIT market as rich valuations were repriced to accommodate elevated risk from higher debt costs, a potential slowdown in demand and negative revaluation of the properties held by the REIT operators. Redemptions increased dramatically around the middle of
2007, particularly in June. Outflows were driven by both dedicated REIT investors and non-dedicated investors rotating out of the sector. In the broader market, investors responded to increasing defaults in subprime mortgages by aggressively selling mortgage securities and CDOs. Decreasing values as well as redemptions from funds holding these types of securities put pressure on lenders, brokers and monoline insurers, resulting in a massive tightening in the money markets.

The Fed responded with multiple cuts in the discount rate and federal funds rate as well as other creative money operations to ameliorate high levels of illiquidity. In general, the interplay of Federal Reserve operations and negative sentiment on the state of the U.S. economy and financial sector in particular drove the market to high levels of volatility.

OFFICE/INDUSTRIAL AND RETAIL STOCKS BUOYED RELATIVE RETURNS

Stock selection in the office/industrial, retail and "other" sectors was strong. A positive contributor was our overweight position in Crown Castle
International, a firm which rents wireless bandwidth supported by a series of towers it owns and operates. This stock benefited from improving tower leasing trends as investors anticipated accelerating revenue growth in late 2007 and
2008 from the deployment of advanced wireless services spectrum. The company has continued to add shareholder value through its periodic stock buy-back program and the acquisition of Global Signal. Another contributor was the industrial REIT, ProLogis.

Top Ten Holdings as of March 31, 2008
                                                    % of net       % of net
                                                  assets as of   assets as of
                                                     3/31/08        9/30/07
Simon Property Group, Inc.                            9.3%           8.3%
Kimco Realty Corp.                                    6.2%           5.1%
ProLogis                                              6.0%           7.8%
Apartment Investment and Management Co. Cl A          5.4%           4.1%
Public Storage Inc.                                   4.7%           5.6%
Liberty Property Trust                                4.0%           2.5%
Developers Diversified Realty Corp.                   3.8%           2.1%
Duke Realty Corporation                               3.6%           3.5%
Macerich Co. (The)                                    3.6%            --
Digital Realty Trust Inc.                             3.6%           2.7%

* All fund returns referenced in this commentary are for Investor Class shares.

**The S&P 500 Index returned 11.32% and 3.50% for the five- and ten-year periods ended March 31, 2008, respectively.

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5

Real Estate

Shares rose due to the company's ability to generate strong margins on development and sales of newly developed properties into its own funds management business. ProLogis has operations diversified across all three major global regions, and was consequently considered a defensive play over
2007 due to its exposure to healthier global markets.

MORTGAGE REIT WAS A MAJOR DETRACTOR FROM PERFORMANCE

Our exposure to Annaly Capital Management, a mortgage REIT that owns agency mortgage-backed securities (i.e. mortgages guaranteed by Fannie Mae or Freddie
Mac), was a major detractor. The stock came under pressure when Fannie Mae and
Freddie Mac reported poor earnings at the end of February and a Carlyle
Capital fund owning agency mortgage-backed securities defaulted on loans from one of its repo lenders. While the spreads between the cost of debt and yields on their investments reached 1998 levels at one point for firms like Annaly, we have eliminated our position as negative sentiment for anything "mortgage"
will be hard to overcome. Another holding that weighed on performance was suburban office and industrial REIT, Duke Realty Corp., which suffered as fears of an economic slowdown impacted investor expectations for margins on its merchant building business (developing property for sale) as well as overall portfolio occupancy. Investors are wary of Duke's large development pipeline, which increases capital requirements just as liquidity in the debt markets is tightening. However, we still have high conviction in the name due to its attractive valuation and high dividend yield.

OUTLOOK

While it seems that underlying private commercial real estate values are finally correcting downward, the scale and eventual timing of value changes is still very uncertain. On the other hand - absent a full-fledged recession -
commercial real estate fundamentals are still reasonably strong, suggesting cash flow should not slow dramatically in the short term. Without any positive catalyst, however, we don't expect REITs to stage a sustainable rally until ongoing problems in the financial markets are resolved and the scale of direct real estate repricing is determined. Until then, subprime fallout and the housing slowdown will continue to weigh on both the U.S. economy and REIT market.

Industry Allocation
                                           % of net       % of net
                                         assets as of   assets as of
                                            3/31/08        9/30/07
Retail REITs                                 30.5%          24.0%
Office REITs                                 17.8%          16.0%
Specialized REITs                            17.5%          23.4%
Residential REITs                            12.3%          16.5%
Industrial REITs                             8.8%           10.8%
Diversified REITs                            8.7%           7.3%
Homebuilding                                 0.5%            --
Wireless Telecommunication Services           --            1.0%
Cash and Equivalents(1)                      3.9%           1.0%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                           % of net        % of net
                                         assets as of    assets as of
                                           3/31/08          9/30/07
Common Stocks                               96.1%            99.0%
Temporary Cash Investments                   3.4%            1.4%
Other Assets and Liabilities(2)              0.5%           (0.4)%

(2) Includes securities lending collateral and other assets and liabilities.

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6

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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7

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     10/1/07 -        Expense
                         10/1/07        3/31/08         3/31/08         Ratio*
ACTUAL

Investor Class            $1,000        $888.70          $5.43           1.15%

Institutional Class       $1,000        $889.70          $4.49           0.95%

A Class                   $1,000        $887.40          $6.61           1.40%

B Class                   $1,000        $884.30         $10.13           2.15%

C Class                   $1,000        $884.30         $10.13           2.15%

R Class                   $1,000        $886.30          $7.78           1.65%

HYPOTHETICAL

Investor Class            $1,000       $1,019.25         $5.81           1.15%

Institutional Class       $1,000       $1,020.25         $4.80           0.95%

A Class                   $1,000       $1,018.00         $7.06           1.40%

B Class                   $1,000       $1,014.25        $10.83           2.15%

C Class                   $1,000       $1,014.25        $10.83           2.15%

R Class                   $1,000       $1,016.75         $8.32           1.65%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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8

SCHEDULE OF INVESTMENTS
Real Estate

MARCH 31, 2008

Shares                                                                       Value

Common Stocks -- 96.1%

DIVERSIFIED REITS -- 8.7%
          1,480,610  Colonial Properties Trust                        $ 35,608,672
          1,709,522  Liberty Property Trust                             53,183,229
            294,400  Vornado Realty Trust                               25,380,224
                                                                    --------------
                                                                       114,172,125
                                                                    --------------
HOMEBUILDING -- 0.5%
            251,300  Centex Corp.                                        6,083,973
                                                                    --------------
INDUSTRIAL REITS -- 8.8%
            695,100  AMB Property Corp.                                 37,827,342
          1,337,690  ProLogis                                           78,736,433
                                                                    --------------
                                                                       116,563,775
                                                                    --------------
OFFICE REITS -- 17.8%
            406,100  Alexandria Real Estate Equities, Inc.              37,653,592
            427,800  Boston Properties Inc.                             39,387,546
            991,800  Brandywine Realty Trust                            16,820,928
          1,325,300  Digital Realty Trust Inc.                          47,048,150
          2,104,912  Duke Realty Corporation                            48,013,043
            671,000  Kilroy Realty Corp.                                32,952,810
            311,810  Mack-Cali Realty Corp.                             11,134,735
             99,800  Maguire Properties, Inc.(1)                         1,428,138
                                                                    --------------
                                                                       234,438,942
                                                                    --------------
RESIDENTIAL REITS -- 12.3%
          1,992,661  Apartment Investment and Management Co. Cl A       71,357,190
            148,500  AvalonBay Communities Inc.                         14,333,220
            735,000  Camden Property Trust                              36,897,000
             58,600  Education Realty Trust, Inc.                          736,602
            229,300  Post Properties, Inc.                               8,855,566
          1,242,484  UDR, Inc.                                          30,465,708
                                                                    --------------
                                                                       162,645,286
                                                                    --------------
RETAIL REITS -- 30.5%
            689,100  CBL & Associates Properties, Inc.                  16,214,523
          1,212,100  Developers Diversified Realty Corp.                50,762,748
            279,210  General Growth Properties, Inc.                    10,657,446
          2,082,580  Kimco Realty Corp.                                 81,574,659
            682,254  Macerich Co. (The)                                 47,941,989
          1,811,040  National Retail Properties, Inc.(1)                39,933,432

Shares                                                                       Value

          1,316,751  Simon Property Group, Inc.                      $ 122,339,335
            946,000  Weingarten Realty Investors(1)                     32,580,240
                                                                    --------------
                                                                       402,004,372
                                                                    --------------
SPECIALIZED REITS -- 17.5%
            212,026  Cogdell Spencer Inc.                                3,333,049
          1,061,400  HCP, Inc.                                          35,885,934
            179,100  Healthcare Realty Trust Inc.(1)                     4,683,465
          1,172,600  Hospitality Properties Trust                       39,891,852
          2,133,825  Host Hotels & Resorts Inc.                         33,970,494
            692,589  Public Storage Inc.                                61,377,236
            252,650  Sovran Self Storage, Inc.(1)                       10,790,682
            916,300  Ventas, Inc.                                       41,151,033
                                                                    --------------
                                                                       231,083,745
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $1,247,708,662)                                                1,266,992,218
                                                                    --------------

Temporary Cash Investments -- 3.4%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 2.00%,
4/15/12, valued at $11,043,683), in a joint trading account at
1.20%, dated 3/31/08, due 4/1/08 (Delivery value $10,800,360)           10,800,000

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%, 2/15/21, valued at
$35,191,536), in a joint trading account at 1.30%, dated 3/31/08,
due 4/1/08 (Delivery value $34,401,242)                                 34,400,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $45,200,000)                                                      45,200,000
                                                                    --------------

Temporary Cash Investments -- Securities Lending Collateral(2) -- 2.5%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08 due 4/1/08 (Delivery
value $8,271,236)                                                        8,270,708

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$7,508,478)                                                              7,507,998

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery
value $8,350,522)                                                        8,350,000

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9

Real Estate
                                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $8,287,070)                                 $ 8,286,575
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $32,415,281)                                                      32,415,281
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 102.0%
(Cost $1,325,323,943)                                                1,344,607,499
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (2.0)%                                (26,074,378)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,318,533,121
                                                                    ==============

Notes to Schedule of Investments

REIT = Real Estate Investment Trust

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

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10

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
ASSETS

Investment securities -- unaffiliated, at value (cost of
$1,292,908,662) -- including $31,583,188 of securities on loan      $1,312,192,218

Investments made with cash collateral received for securities on
loan, at value (cost of $32,415,281)                                    32,415,281
                                                                    --------------
Total investment securities, at value (cost of $1,325,323,943)       1,344,607,499

Cash                                                                       355,864

Foreign currency holdings, at value (cost of $6,138)                         6,850

Receivable for investments sold                                          7,130,727

Receivable for capital shares sold                                           8,770

Dividends and interest receivable                                        4,544,135
                                                                    --------------
                                                                     1,356,653,845
                                                                    --------------

LIABILITIES

Payable for collateral received for securities on loan                  32,415,281

Payable for investments purchased                                        4,436,857

Payable for capital shares redeemed                                         15,375

Accrued management fees                                                  1,200,678

Distribution fees payable                                                       39

Service fees (and distribution fees -- A Class and R Class)
payable                                                                     52,494
                                                                    --------------
                                                                        38,120,724
                                                                    --------------

NET ASSETS                                                          $1,318,533,121
                                                                    ==============

See Notes to Financial Statements.

------
11

MARCH 31, 2008
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                             $1,439,824,897

Accumulated net investment loss                                            (2,071)

Accumulated net realized loss on investment and foreign currency
transactions                                                         (140,573,973)

Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                            19,284,268
                                                                    --------------
                                                                    $1,318,533,121
                                                                    ==============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                                            $864,011,185

Shares outstanding                                                      39,871,300

Net asset value per share                                                   $21.67

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                                            $200,982,273

Shares outstanding                                                       9,258,281

Net asset value per share                                                   $21.71

A CLASS, $0.01 PAR VALUE

Net assets                                                            $253,419,076

Shares outstanding                                                      11,686,093

Net asset value per share                                                   $21.69

Maximum offering price (net asset value divided by 0.9425)                  $23.01

B CLASS, $0.01 PAR VALUE

Net assets                                                                 $32,712

Shares outstanding                                                           1,513

Net asset value per share                                                   $21.62

C CLASS, $0.01 PAR VALUE

Net assets                                                                 $62,266

Shares outstanding                                                           2,880

Net asset value per share                                                   $21.62

R CLASS, $0.01 PAR VALUE

Net assets                                                                 $25,609

Shares outstanding                                                           1,183

Net asset value per share                                                   $21.65

See Notes to Financial Statements.

------
12

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (including $3,568,487 from affiliates and net of
foreign taxes withheld of $83,766)                                    $ 44,600,050

Interest                                                                 1,535,903

Securities lending, net                                                    230,031
                                                                    --------------
                                                                        46,365,984
                                                                    --------------

EXPENSES:

Management fees                                                         18,205,820

Distribution fees:

 A Class                                                                   453,330

 B Class                                                                       104

 C Class                                                                       139

Service fees:

 A Class                                                                   453,330

 B Class                                                                        35

 C Class                                                                        46

Distribution and service fees:

 A Class                                                                   444,479

 R Class                                                                        60

Directors' fees and expenses                                                47,359

Other expenses                                                              70,457
                                                                    --------------
                                                                        19,675,159
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                            26,690,825
                                                                    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions (including $(19,439,138) from affiliates)               (130,456,267)

Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in foreign
currencies                                                           (236,332,792)
                                                                    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              (366,789,059)
                                                                    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(340,098,234)
                                                                    ==============

See Notes to Financial Statements.

------
13

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
Increase (Decrease) in Net Assets                            2008             2007

OPERATIONS

Net investment income (loss)                         $ 26,690,825     $ 33,164,414

Net realized gain (loss)                            (130,456,267)      352,211,903

Change in net unrealized appreciation
(depreciation)                                      (236,332,792)      (6,426,910)
                                                  ---------------   --------------
Net increase (decrease) in net assets
resulting from operations                           (340,098,234)      378,949,407
                                                  ---------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                      (21,143,716)     (19,413,786)

 Institutional Class                                  (5,215,050)      (5,186,921)

 A Class                                              (6,187,601)      (5,422,844)

 B Class                                                    (162)               --

 C Class                                                    (186)               --

 R Class                                                    (171)               --

From net realized gains:

 Investor Class                                     (138,287,089)    (142,353,221)

 Institutional Class                                 (31,745,958)     (32,753,650)

 A Class                                             (47,058,947)     (45,262,120)

 B Class                                                  (4,266)               --

 C Class                                                  (4,409)               --

 R Class                                                  (3,591)               --
                                                  ---------------   --------------
Decrease in net assets from distributions           (249,651,146)    (250,392,542)
                                                  ---------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                          (549,465,923)      768,592,109
                                                  ---------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS             (1,139,215,303)      897,148,974

NET ASSETS

Beginning of period                                 2,457,748,424    1,560,599,450
                                                  ---------------   --------------
End of period                                     $ 1,318,533,121   $2,457,748,424
                                                  ===============   ==============

Accumulated undistributed net investment
income (loss)                                            $(2,071)       $5,364,094
                                                 ===============   ==============

See Notes to Financial Statements.

------
14

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non- diversified under the 1940 Act. On July 27, 2007, the shareholders of the fund approved a change in the investment objective. The change in investment objective was approved by the Board of Directors on November 29, 2006. Prior to August 1, 2007, the
fund's investment objective was to seek long-term capital appreciation. Income was a secondary objective. Effective August 1, 2007, the fund's investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of B Class, C Class and R
Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

------
15

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
16

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the fund approved a change in the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. Effective
September 4, 2007, the fee structure change resulted in an increase of 0.25%
in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the
Investor Class, A Class, B Class, C Class and R Class. The Institutional Class
is 0.20% less at each point within the range. Prior to September 4, 2007, the
A Class was 0.25% less at each point within the range. The effective annual management fee for each class of the fund for the year ended March 31, 2008 was 1.13%, 0.93%, 1.00%, 1.13%, 1.13% and 1.13% for the Investor Class,
Institutional Class, A Class, B Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan for each of the A Class,
B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had adopted a
Master Distribution and Shareholder Services Plan for the A Class, pursuant to
Rule 12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for individual shareholder services rendered by broker/dealers or other independent financial intermediaries. Prior to
September 4, 2007, the service fee provided compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for A Class shares. Fees incurred under the plans during the year ended March 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the
Board of Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB). Prior to December 12,
2007, the fund had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

------
17

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2008, were $2,528,530,889 and
$3,262,103,409, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                       Year ended March 31, 2008(1)      Year ended March 31, 2007
                            Shares           Amount         Shares          Amount
INVESTOR
CLASS/SHARES
AUTHORIZED             125,000,000                      70,000,000
                      ============                     ===========
Sold                    14,161,256    $ 359,902,447     25,428,470   $ 785,741,519

Issued in
reinvestment of
distributions            6,214,862      140,796,874      4,834,341     148,090,470

Redeemed              (31,199,553)    (852,159,766)   (13,582,182)   (410,903,543)
                      ------------   --------------    -----------   -------------
                      (10,823,435)    (351,460,445)     16,680,629     522,928,446
                      ------------   --------------    -----------   -------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              50,000,000                      20,000,000
                      ============                     ===========
Sold                     2,096,335       52,082,339      6,153,715     189,204,813

Issued in
reinvestment of
distributions            1,510,649       34,353,181      1,199,237      36,752,217

Redeemed               (6,418,105)    (176,831,718)    (3,645,768)   (108,055,837)
                      ------------   --------------    -----------   -------------
                       (2,811,121)     (90,396,198)      3,707,184     117,901,193
                      ------------   --------------    -----------   -------------

A CLASS/SHARES
AUTHORIZED              50,000,000                      30,000,000
                      ============                     ===========
Sold                     3,823,982      101,152,569      7,068,111     216,728,871

Issued in
reinvestment of
distributions            2,298,933       52,033,616      1,626,953      49,869,664

Redeemed               (9,982,652)    (260,936,432)    (4,560,357)   (138,836,065)
                      ------------   --------------    -----------   -------------
                       (3,859,737)    (107,750,247)      4,134,707     127,762,470
                      ------------   --------------    -----------   -------------

B CLASS/SHARES
AUTHORIZED              20,000,000                             N/A
                      ============                     ===========
Sold                         1,314           35,689

Issued in
reinvestment of
distributions                  199            4,428
                      ------------   --------------    -----------   -------------
                             1,513           40,117
                      ------------   --------------    -----------   -------------

C CLASS/SHARES
AUTHORIZED              20,000,000                             N/A
                      ============                     ===========
Sold                         2,673           64,147

Issued in
reinvestment of
distributions                  207            4,595
                      ------------   --------------    -----------   -------------
                             2,880           68,742
                      ------------   --------------    -----------   -------------

R CLASS/SHARES
AUTHORIZED              20,000,000                             N/A
                      ============                     ===========
Sold                         1,030           28,645

Issued in
reinvestment of
distributions                  169            3,762

Redeemed                      (16)            (299)
                      ------------   --------------    -----------   -------------
                             1,183           32,108
                      ------------   --------------    -----------   -------------
Net increase
(decrease)            (17,488,717)   $(549,465,923)     24,522,520   $ 768,592,109
                      ============   ==============    ===========   =============

(1) September 28, 2007 (commencement of sale) through March 31, 2008 for the B
Class, C Class and R Class.

------
18

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act.
A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2008 follows:

                                                                                         March 31, 2008
                Share
                   Balance      Purchase          Sales        Realized     Dividend     Share   Market
                   3/31/07          Cost           Cost     Gain (Loss)       Income   Balance    Value
Education
Realty Trust,
Inc.(1)          1,281,200            --   $ 18,208,194   $ (3,992,527)    $ 856,634    58,600      (1)

GMH
Communities
Trust(1)         2,592,495            --     29,443,714    (12,697,103)      924,246        --       --

Home
Properties,
Inc.(1)          1,263,147   $28,728,195     98,188,776     (2,976,653)    1,312,931        --       --

Huntingdon
Real Estate
Investment
Trust ORD(1)     3,364,317            --      6,992,376         227,145      474,676        --       --
                             -----------   ------------   -------------   ----------                ---
                             $28,728,195   $152,833,060   $(19,439,138)   $3,568,487                 --
                             ===========   ============   =============   ==========                ===

(1) Company was not an affiliate at March 31, 2008.

6. SECURITIES LENDING

As of March 31, 2008, securities in the fund valued at $31,583,188 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $32,415,281. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, has a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the fund, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The fund did not borrow from the line during the year ended March 31, 2008.

8. RISK FACTORS

The fund concentrates its investments in a narrow segment of the total market.
Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

------
19

9. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                 2008           2007
DISTRIBUTIONS PAID FROM
Ordinary income              $140,797,227   $164,210,413
Long-term capital gains      $108,853,919    $86,182,129

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                     $1,384,508,237
                                                                    ==============
Gross tax appreciation of investments                                $ 100,439,076

Gross tax depreciation of investments                                (140,339,814)
                                                                    --------------
Net tax appreciation (depreciation) of investments                   $(39,900,738)
                                                                    ==============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies                   $712
                                                                    --------------
Net tax appreciation (depreciation)                                  $(39,900,026)
                                                                    ==============
Accumulated long-term gains                                                $67,421

Capital loss deferral                                                $(81,457,100)

Currency loss deferral                                                    $(2,071)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the five-month period ended March 31,
2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

------
20

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2008.

For corporate taxpayers, the fund hereby designates $9,032, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2008 as qualified for the corporate dividends received deduction.

The fund hereby designates $108,853,919 of long-term capital gain distributions, respectively, for the fiscal year ended March 31, 2008.

The fund hereby designates $108,734,108 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

------
21

FINANCIAL HIGHLIGHTS
Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                 2008         2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $31.37       $29.00    $23.24     $23.09     $15.83
                               ------       ------    ------     ------     ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                       0.43         0.53      0.53       0.46       0.46

 Net Realized and
 Unrealized Gain
 (Loss)                        (5.53)         5.70      8.44       1.79       7.49
                               ------       ------    ------     ------     ------
 Total From Investment
 Operations                    (5.10)         6.23      8.97       2.25       7.95
                               ------       ------    ------     ------     ------
Distributions

 From Net Investment
 Income                        (0.51)       (0.49)    (0.49)     (0.46)     (0.54)

 From Net Realized
 Gains                         (4.09)       (3.37)    (2.72)     (1.64)     (0.15)
                               ------       ------    ------     ------     ------
 Total Distributions           (4.60)       (3.86)    (3.21)     (2.10)     (0.69)
                               ------       ------    ------     ------     ------
Net Asset Value, End of
Period                         $21.67       $31.37    $29.00     $23.24     $23.09
                               ======       ======    ======     ======     ======

TOTAL RETURN(2)              (16.60)%       22.02%    40.65%      9.53%     50.97%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          1.14%        1.13%     1.15%      1.16%      1.17%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      1.60%        1.72%     2.00%      1.88%      2.28%

Portfolio Turnover Rate          153%         197%      177%       171%       158%

Net Assets, End of Period
(in thousands)               $864,011   $1,590,428  $986,526   $522,676   $393,604

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
22

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                    2008       2007      2006       2005      2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $31.41     $29.03    $23.25     $23.10    $15.85
                                  ------     ------    ------     ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(1)                          0.48       0.59      0.59       0.44      0.51

 Net Realized and
 Unrealized Gain (Loss)           (5.54)       5.71      8.45       1.86      7.47
                                  ------     ------    ------     ------    ------
 Total From Investment
 Operations                       (5.06)       6.30      9.04       2.30      7.98
                                  ------     ------    ------     ------    ------
Distributions

 From Net Investment
 Income                           (0.55)     (0.55)    (0.54)     (0.51)    (0.58)

 From Net Realized Gains          (4.09)     (3.37)    (2.72)     (1.64)    (0.15)
                                  ------     ------    ------     ------    ------
 Total Distributions              (4.64)     (3.92)    (3.26)     (2.15)    (0.73)
                                  ------     ------    ------     ------    ------
Net Asset Value, End of
Period                            $21.71     $31.41    $29.03     $23.25    $23.10
                                  ======     ======    ======     ======    ======

TOTAL RETURN(2)                 (16.44)%     22.27%    40.99%      9.74%    51.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              0.94%      0.93%     0.95%      0.96%     0.97%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.80%      1.92%     2.20%      2.08%     2.48%

Portfolio Turnover Rate             153%       197%      177%       171%      158%

Net Assets, End of Period
(in thousands)                  $200,982   $379,044  $242,745   $143,183   $82,488

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Real Estate

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
                                    2008       2007      2006       2005      2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $31.41     $29.04    $23.26     $23.11    $15.83
                                  ------     ------    ------     ------    ------
Income From Investment
Operations

 Net Investment Income
 (Loss)(2)                          0.36       0.45      0.46       0.35      0.42

 Net Realized and
 Unrealized Gain (Loss)           (5.53)       5.71      8.46       1.84      7.50
                                  ------     ------    ------     ------    ------
 Total From Investment
 Operations                       (5.17)       6.16      8.92       2.19      7.92
                                  ------     ------    ------     ------    ------
Distributions

 From Net Investment
 Income                           (0.46)     (0.42)    (0.42)     (0.40)    (0.49)

 From Net Realized Gains          (4.09)     (3.37)    (2.72)     (1.64)    (0.15)
                                  ------     ------    ------     ------    ------
 Total Distributions              (4.55)     (3.79)    (3.14)     (2.04)    (0.64)
                                  ------     ------    ------     ------    ------
Net Asset Value, End of
Period                            $21.69     $31.41    $29.04     $23.26    $23.11
                                  ======     ======    ======     ======    ======

TOTAL RETURN(3)                 (16.84)%     21.70%    40.37%      9.30%    50.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.39%      1.38%     1.40%      1.41%     1.42%

Ratio of Net Investment
Income (Loss) to Average Net
Assets                             1.35%      1.47%     1.75%      1.63%     2.03%

Portfolio Turnover Rate             153%       197%      177%       171%      158%

Net Assets, End of Period
(in thousands)                  $253,419   $488,277  $331,329   $161,592   $82,471

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Real Estate

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $29.12
                                                                    ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.14

 Net Realized and Unrealized Gain (Loss)                            (3.42)
                                                                    ------
 Total From Investment Operations                                   (3.28)
                                                                    ------
Distributions

 From Net Investment Income                                         (0.13)

 From Net Realized Gains                                            (4.09)
                                                                    ------
 Total Distributions                                                (4.22)
                                                                    ------
Net Asset Value, End of Period                                      $21.62
                                                                    ======

TOTAL RETURN(3)                                                   (11.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 2.14%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.17%(4)

Portfolio Turnover Rate                                            153%(5)

Net Assets, End of Period (in thousands)                               $33

(1) September 28, 2007 (commencement of sale) through March 31, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------
25

Real Estate

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $29.12
                                                                    ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.13

 Net Realized and Unrealized Gain (Loss)                            (3.41)
                                                                    ------
 Total From Investment Operations                                   (3.28)
                                                                    ------
Distributions

 From Net Investment Income                                         (0.13)

 From Net Realized Gains                                            (4.09)
                                                                    ------
 Total Distributions                                                (4.22)
                                                                    ------
Net Asset Value, End of Period                                      $21.62
                                                                    ======

TOTAL RETURN(3)                                                   (11.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 2.14%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.15%(4)

Portfolio Turnover Rate                                            153%(5)

Net Assets, End of Period (in thousands)                               $62

(1) September 28, 2007 (commencement of sale) through March 31, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------
26

Real Estate

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                   2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                $29.12
                                                                    ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                      0.19

 Net Realized and Unrealized Gain (Loss)                            (3.41)
                                                                    ------
 Total From Investment Operations                                   (3.22)
                                                                    ------
Distributions

 From Net Investment Income                                         (0.16)

 From Net Realized Gains                                            (4.09)
                                                                    ------
 Total Distributions                                                (4.25)
                                                                    ------
Net Asset Value, End of Period                                      $21.65
                                                                    ======

TOTAL RETURN(3)                                                   (11.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.64%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.65%(4)

Portfolio Turnover Rate                                            153%(5)

Net Assets, End of Period (in thousands)                               $26

(1) September 28, 2007 (commencement of sale) through March 31, 2008.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------
27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the mutual funds constituting American Century Capital Portfolios, Inc. (the
"Corporation"), as of March 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real
Estate Fund of American Century Capital Portfolios, Inc. as of March 31, 2008,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 13, 2008

------
28

MANAGEMENT

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
29

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUND: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
30

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
31

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
32

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The MORGAN STANLEY CAPITAL INTERNATIONAL US REAL ESTATE INVESTMENT TRUST (MSCI
US REIT) INDEX is a market value-weighted index that tracks the daily stock price performance of equity securities of the most actively traded REITs.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
33

NOTES

------
34

NOTES

------
35

NOTES

------
36

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE  . . . . . . . . . . . . . . . .         1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .         1-800-345-2021
                                                                   or 816-531-5575

INVESTORS USING ADVISORS. . . . . . . . . . . . . . . . . .         1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .         1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .         1-800-634-4113

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60043N

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT LARGE COMPANY VALUE FUND
NT MID CAP VALUE FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® NT
Large Company Value and NT Mid Cap Value funds for the 12 months ended March
31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan S. Thomas
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .     2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .     2

NT LARGE COMPANY VALUE

NT MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Phil Davidson, Chief Investment Officer,
U.S. Value Equity

A CHALLENGING PERIOD FOR VALUE STOCKS

The 12 months ended March 31, 2008, were a difficult time for value stocks.
Growth stocks outpaced value by a substantial margin across the capitalization range (see the accompanying table), and momentum investing -- which is essentially the opposite of value investing -- was the favored strategy.

The lagging performance of value stocks was driven in large part by the bursting of the housing market bubble, which led to a meltdown in the subprime lending industry, a liquidity crunch in the credit markets, and a marked slowdown in the U.S. economy. Value-oriented stocks often underperform in a slowing economic environment as investors seek out the steady growth rates of high-quality growth companies.

Financials stocks, which make up a meaningful portion of the value stock universe, were hit the hardest by the subprime turmoil and credit crunch. Many of the country's largest financial institutions faced substantial subprime-related write-downs and credit losses, resulting in steep markdowns in their share prices. Financials stocks slumped despite the Federal Reserve's aggressive short-term interest rate cuts and injections of liquidity.

The economic slowdown and credit issues triggered unusually high levels of stock market volatility. Several of the major U.S. stock indexes hit all-time highs, then suffered their first 10% correction since 2003. The last three months of the period brought the worst quarterly performance for stocks in nearly six years as the credit crunch deepened and a recession loomed.

THE BRIGHT SIDE

There were a few silver linings in the otherwise clouded financial markets.
Value stocks outperformed in the final three months of the period, pointing up the importance of downside protection in a highly volatile market environment.
In addition, good security selection became increasingly important, which plays to our strengths -- rigorous analysis and research to separate companies with weaker business models from those that are fundamentally sound.

The period also brought the resurgence of large-cap stocks, which often tend to hold up well when the economy slows and the stock market is in turmoil.
Despite their recent outperformance, large-cap issues remain the least expensive segment of the market.

U.S. Stock Index Returns
For the 12 months ended March 31, 2008
RUSSELL 1000 INDEX (LARGE-CAP)        -5.40%
Russell 1000 Growth Index             -0.75%
Russell 1000 Value Index              -9.99%
RUSSELL MIDCAP INDEX                  -8.92%
Russell Midcap Growth Index           -4.55%
Russell Midcap Value Index           -14.12%
RUSSELL 2000 INDEX (SMALL-CAP)       -13.00%
Russell 2000 Growth Index             -8.94%
Russell 2000 Value Index             -16.88%

------
2

PERFORMANCE
NT Large Company Value

Total Returns as of March 31, 2008
                                       Average Annual Returns
                                                Since           Inception
                              1 year          Inception            Date
INSTITUTIONAL CLASS           -9.93%            1.06%            5/12/06
RUSSELL 1000 VALUE INDEX      -9.99%            1.95%               --
S&P 500 INDEX                 -5.08%            3.24%               --

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

NT Large Company Value

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended March 31
                                2007*    2008
Institutional Class            13.26%  -9.93%
Russell 1000 Value Index       15.22%  -9.99%
S&P 500 Index                  11.89%  -5.08%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

PERFORMANCE SUMMARY

NT Large Company Value returned -9.93% for the 12 months ended March 31, 2008.
By comparison, its benchmark, the Russell 1000 Value Index, returned -9.99%.
The broader market, as measured by the S&P 500 Index, returned -5.08%. The portfolio's return reflects operating expenses, while the indices' returns do not. The median return for Morningstar's Large Cap Value category (whose performance, like NT Large Company Value's, reflects fund operating expenses)
was -9.10%.*

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered NT Large Company Value's absolute performance. However, on a relative basis, the portfolio finished slightly ahead of its benchmark, the Russell
1000 Value Index. For much of the period, investors preferred companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. But in spite of these negative factors, NT Large Company Value benefited from strong security selection. Investments in the information technology and consumer staples sectors added most to performance versus the benchmark, while positions in financials and energy stocks detracted.

FINANCIALS DETRACTED

Financials stocks -- the portfolio's largest sector position, but a relative underweight nonetheless -- represented our largest source of underperformance versus the benchmark. Many financials firms came under pressure amid the fallout in the subprime lending category. Three of our top detractors were
Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of home ownership; Washington
Mutual, a major thrift involved in mortgage finance; and Citigroup, a diversified global financial services company. All three stocks declined on news of bigger-than-expected losses, resulting from housing weakness and the deterioration of mortgage credit.

Top Ten Holdings as of March 31, 2008
                                  % of         % of
                               net assets   net assets
                                  as of        as of
                                 3/31/08      9/30/07
Exxon Mobil Corp.                 4.9%         5.3%
General Electric Co.              4.9%         2.5%
AT&T Inc.                         3.9%         3.2%
Chevron Corp.                     3.4%         3.3%
Bank of America Corp.             2.9%         3.5%
Johnson & Johnson                 2.7%         1.9%
Citigroup Inc.                    2.7%         4.4%
JPMorgan Chase & Co.              2.6%         2.4%
Royal Dutch Shell plc ADR         2.6%         3.0%
Pfizer Inc.                       2.6%         1.9%

*The median return for Morningstar's Large Cap Value category was 0.72% since the fund's inception. ©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
5

NT Large Company Value

ENERGY POSITION HAMPERED PERFORMANCE

Although the portfolio's position in the energy sector contributed on an absolute basis, it underperformed in relative terms. Energy stocks, specifically oil and gas companies, provided the strongest results for the
Russell 1000 Value Index. Because of valuations, our allocation was smaller than the benchmark's, which hindered our progress.

INFORMATION TECHNOLOGY CONTRIBUTED

On the positive side, the portfolio benefited most from strong security selection in the information technology sector, with most of the gains coming from large leading software and technology companies. A significant holding was software giant Microsoft, which benefited from strong sales of its new
Vista operating system and Office 2007. Hewlett-Packard continued to gain ground in the PC market and moved into high-end enterprise printing equipment.

CONSUMER STAPLES ADDED VALUE

Our position in consumer staples also benefited performance as the U.S.
economy slowed and investors sought out companies that provide everyday goods and services. During difficult economic times or periods of stock market turbulence, investors often regard consumer staples stocks as lower-risk, defensive investments. Moreover, our preference for large industry leaders proved advantageous as many of these names outperformed the benchmark.
Coca-Cola Co., for example, gained about 30% during the period. Coke reported growing revenues and bought back a large number of its shares. Another top performer was Unilever, a foreign-based, global supplier of foods, home goods, and personal products, with a strong presence in the U.S. market. Its stock benefited from the company's stronger-than-expected revenue growth and progress in cost-cutting efforts.

OUTLOOK

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. The portfolio is broadly diversified, with ongoing overweight positions in the information technology and health care sectors. Our valuation work is also directing us toward smaller relative weightings in utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

Top Five Industries as of March 31, 2008
                                               % of         % of
                                            net assets   net assets
                                               as of        as of
                                              3/31/08      9/30/07
Oil, Gas & Consumable Fuels                    13.7%        14.3%
Pharmaceuticals                                8.8%         7.8%
Diversified Financial Services                 8.2%         10.3%
Diversified Telecommunication Services         5.9%         4.8%
Industrial Conglomerates                       5.6%         3.0%

Types of Investments in Portfolio
                                              % of          % of
                                           net assets    net assets
                                              as of        as of
                                             3/31/08      9/30/07
Common Stocks and Futures                     99.2%        99.8%
Temporary Cash Investments                    1.0%          0.5%
Other Assets and Liabilities(1)              (0.2)%        (0.3)%

(1) Includes securities lending collateral and other assets and liabilities

------
6

SCHEDULE OF INVESTMENTS
NT Large Company Value

MARCH 31, 2008

Shares                                                                       Value

Common Stocks -- 95.3%

AEROSPACE & DEFENSE -- 1.1%
          13,700  Northrop Grumman Corp.                              $ 1,065,998
                                                                       -----------
BEVERAGES -- 2.1%
          22,700  Coca-Cola Co. (The)                                    1,381,749
          18,900  Pepsi Bottling Group Inc.                                640,899
                                                                       -----------
                                                                         2,022,648
                                                                       -----------
BIOTECHNOLOGY -- 0.6%
          13,800  Amgen Inc.(1)                                            576,564
                                                                       -----------
CAPITAL MARKETS -- 2.6%
          11,700  Bank of New York Mellon Corp. (The)                      488,241
          23,400  Merrill Lynch & Co., Inc.                                953,316
          25,600  Morgan Stanley                                         1,169,920
                                                                       -----------
                                                                         2,611,477
                                                                       -----------
CHEMICALS -- 2.1%
          25,800  du Pont (E.I.) de Nemours & Co.                        1,206,408
          15,000  PPG Industries, Inc.                                     907,650
                                                                       -----------
                                                                         2,114,058
                                                                       -----------
COMMERCIAL BANKS -- 5.2%
          19,300  National City Corp.                                      192,035
          11,100  PNC Financial Services Group                             727,827
          36,900  U.S. Bancorp                                           1,194,084
          37,600  Wachovia Corp.                                         1,015,200
          67,400  Wells Fargo & Co.                                      1,961,340
                                                                       -----------
                                                                         5,090,486
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
           8,100  Avery Dennison Corp.                                     398,925
          19,400  R.R. Donnelley & Sons Company                            588,014
          20,600  Waste Management, Inc.                                   691,336
                                                                       -----------
                                                                         1,678,275
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 0.1%
          14,800  Motorola, Inc.                                           137,640
                                                                       -----------
COMPUTERS & PERIPHERALS -- 1.2%
          25,900  Hewlett-Packard Co.                                    1,182,594
                                                                       -----------
CONSUMER FINANCE -- 0.2%
          14,300  Discover Financial Services                              234,091
                                                                       -----------
DIVERSIFIED -- 1.9%
          13,900  Standard and Poor's 500 Depositary Receipt Series
                  1                                                      1,830,630
                                                                       -----------
DIVERSIFIED CONSUMER SERVICES -- 0.7%
          31,700  H&R Block, Inc.                                          658,092
                                                                       -----------

Shares                                                                       Value

DIVERSIFIED FINANCIAL SERVICES -- 8.2%
          76,700  Bank of America Corp.                                $ 2,907,697
         123,000  Citigroup Inc.                                         2,634,660
          60,000  JPMorgan Chase & Co.                                   2,577,000
                                                                       -----------
                                                                         8,119,357
                                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.9%
         101,400  AT&T Inc.                                              3,883,620
           5,800  Embarq Corp.                                             232,580
          47,800  Verizon Communications Inc.                            1,742,310
                                                                       -----------
                                                                         5,858,510
                                                                       -----------
ELECTRIC UTILITIES -- 2.7%
          19,000  Exelon Corporation                                     1,544,130
          24,600  PPL Corporation                                        1,129,632
                                                                       -----------
                                                                         2,673,762
                                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 0.4%
           7,500  National Oilwell Varco, Inc.(1)                          437,850
                                                                       -----------
FOOD & STAPLES RETAILING -- 2.7%
          27,500  Kroger Co. (The)                                         698,500
          23,800  Wal-Mart Stores, Inc.                                  1,253,784
          18,100  Walgreen Co.                                             689,429
                                                                       -----------
                                                                         2,641,713
                                                                       -----------
FOOD PRODUCTS -- 1.0%
          28,200  Unilever N.V. New York Shares                            951,186
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
          14,300  Medtronic, Inc.                                          691,691
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 0.3%
           6,700  Quest Diagnostics Inc.                                   303,309
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
           3,200  Darden Restaurants, Inc.                                 104,160
           6,400  McDonald's Corp.                                         356,928
                                                                       -----------
                                                                           461,088
                                                                       -----------
HOUSEHOLD DURABLES -- 0.7%
          29,400  Newell Rubbermaid Inc.                                   672,378
                                                                       -----------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
          15,900  NRG Energy Inc.(1)                                       619,941
                                                                       -----------
INDUSTRIAL CONGLOMERATES -- 5.6%
         130,800  General Electric Co.                                   4,840,908
          15,100  Tyco International Ltd.                                  665,155
                                                                       -----------
                                                                         5,506,063
                                                                       -----------

------
7

NT Large Company Value
Shares                                                                       Value

INSURANCE -- 5.2%
          24,000  Allstate Corp.                                       $ 1,153,440
          45,300  American International Group, Inc.                     1,959,225
          14,700  Hartford Financial Services Group Inc. (The)           1,113,819
           7,500  Marsh & McLennan Companies, Inc.                         182,625
          11,300  Torchmark Corp.                                          679,243
                                                                       -----------
                                                                         5,088,352
                                                                       -----------
IT SERVICES -- 1.7%
           9,500  Fiserv, Inc.(1)                                          456,855
          10,800  International Business Machines Corp.                  1,243,512
                                                                       -----------
                                                                         1,700,367
                                                                       -----------
MACHINERY -- 3.5%
          11,700  Caterpillar Inc.                                         915,993
           2,700  Deere & Co.                                              217,188
          17,000  Dover Corp.                                              710,260
          19,900  Ingersoll-Rand Company Ltd. Cl A                         887,142
          10,700  Parker-Hannifin Corp.                                    741,189
                                                                       -----------
                                                                         3,471,772
                                                                       -----------
MEDIA -- 3.0%
           4,300  CBS Corp. Cl B                                            94,944
          28,500  Gannett Co., Inc.                                        827,925
          75,900  Time Warner Inc.                                       1,064,118
          24,100  Viacom Inc. Cl B(1)                                      954,842
                                                                       -----------
                                                                         2,941,829
                                                                       -----------
METALS & MINING -- 0.8%
          11,300  Nucor Corp.                                              765,462
                                                                       -----------
MULTILINE RETAIL -- 0.6%
          14,500  Kohl's Corp.(1)                                          621,905
                                                                       -----------
OFFICE ELECTRONICS -- 0.6%
          39,800  Xerox Corp.                                              595,806
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 13.7%
          39,400  Chevron Corp.                                          3,363,184
          31,300  ConocoPhillips                                         2,385,373
           2,300  Devon Energy Corporation                                 239,959
          57,300  Exxon Mobil Corp.                                      4,846,434
          37,000  Royal Dutch Shell plc ADR                              2,552,260
                                                                       -----------
                                                                        13,387,210
                                                                       -----------
PAPER & FOREST PRODUCTS -- 1.1%
          16,700  Weyerhaeuser Co.                                       1,086,168
                                                                       -----------
PHARMACEUTICALS -- 8.8%
          16,300  Abbott Laboratories                                      898,945
          15,400  Eli Lilly and Company                                    794,486
          41,500  Johnson & Johnson                                      2,692,105

Shares                                                                       Value

          16,800  Merck & Co., Inc.                                      $ 637,560
         120,500  Pfizer Inc.                                            2,522,065
          28,300  Wyeth                                                  1,181,808
                                                                       -----------
                                                                         8,726,969
                                                                       -----------
ROAD & RAIL -- 0.2%
          12,100  YRC Worldwide Inc.(1)(2)                                 158,752
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
          21,800  Applied Materials, Inc.                                  425,318
          22,000  Intel Corp.                                              465,960
                                                                       -----------
                                                                           891,278
                                                                       -----------
SOFTWARE -- 1.6%
          35,300  Microsoft Corporation                                  1,001,814
          31,800  Oracle Corp.(1)                                          622,008
                                                                       -----------
                                                                         1,623,822
                                                                       -----------
SPECIALTY RETAIL -- 2.5%
          16,300  Best Buy Co., Inc.                                       675,798
          24,100  Gap, Inc. (The)                                          474,288
          23,000  Home Depot, Inc. (The)                                   643,310
          30,400  Staples, Inc.                                            672,144
                                                                       -----------
                                                                         2,465,540
                                                                       -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
           8,100  VF Corp.                                                 627,831
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 1.3%
          38,100  Freddie Mac                                              964,692
          13,600  MGIC Investment Corp.(2)                                 143,208
          20,200  Washington Mutual, Inc.(2)                               208,060
                                                                       -----------
                                                                         1,315,960
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
          58,300  Sprint Nextel Corp.                                      390,027
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $100,295,143)                                                     93,998,451
                                                                       -----------

Temporary Cash Investments -- Segregated For Futures Contracts -- 3.9%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%, 2/15/21, valued at
$3,921,273), in a joint trading account at 1.30%, dated 3/31/08,
due 4/1/08 (Delivery value $3,833,213) (Cost $3,833,075)                 3,833,075
                                                                       -----------

------
8

NT Large Company Value
Shares                                                                       Value

Temporary Cash Investments -- 1.0%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%, 2/15/21, valued at
$989,174), in a joint trading account at 1.30%, dated 3/31/08, due
4/1/08 (Delivery value $966,960) (Cost $966,925)                         $ 966,925
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 0.5%

Repurchase Agreement, Barclays Bank plc, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08 due 4/1/08 (Delivery value
$124,008)                                                                  124,000

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value $79,405)           79,400

Shares                                                                       Value

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery value
$137,509)                                                                $ 137,500

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $119,307)                                           119,300
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $460,200)                                                            460,200
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.7% (Cost $105,555,343)               99,258,651
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.7)%                                   (641,087)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $98,617,564
                                                                       ===========

Futures Contracts
                           Expiration       Underlying Face       Unrealized Gain
  Contracts Purchased         Date          Amount at Value           (Loss)
   58  S&P 500 E-Mini      June 2008
       Futures                                 $3,833,075            $(13,458)
                                               ==========            =========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of March 31, 2008.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
9

PERFORMANCE
NT Mid Cap Value

Total Returns as of March 31, 2008
                                          Average Annual Returns
                                                   Since           Inception
                                 1 year          Inception            Date
INSTITUTIONAL CLASS             -10.79%            1.85%            5/12/06
RUSSELL MIDCAP VALUE INDEX      -14.12%            0.28%               --

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

NT Mid Cap Value

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended March 31
                                 2007*    2008
Institutional Class             16.03%   -10.79%
Russell Midcap Value Index      17.06%   -14.12%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
NT Mid Cap Value

Portfolio Managers: Scott Moore, Michael Liss, and Phil Davidson

PERFORMANCE SUMMARY

NT Mid Cap Value returned -10.79% for the 12 months ended March 31, 2008. By comparison, the median return for Morningstar's Mid Cap Value category (whose performance, like NT Mid Cap Value's, reflects fund operating expenses) was
-11.02%.* The fund's benchmark, the Russell Midcap Value Index, dropped
-14.12%. Its returns do not include fund expenses.

The challenging market environment described in the Market Perspective on page
2 (in which growth outperformed value across the capitalization spectrum)
hampered NT Mid Cap Value's absolute performance. However, on a relative basis, the portfolio significantly outpaced the performance of its benchmark, the Russell Midcap Value Index. For much of the period, investors favored companies that were already strong performers, a momentum bias that did not fit well with the portfolio's investment approach of seeking stocks that are undervalued by the market. But in spite of these negative factors, NT Mid Cap
Value benefited from strong security selection and our continued emphasis on less-risky businesses with sound balance sheets.

CONSUMER STAPLES LED PORTFOLIO

On the positive side, an overweight in consumer staples companies contributed to absolute and relative performance. Our valuation work uncovered a number of attractively priced businesses -- industry leaders with high and sustainable market-share positions, solid returns on capital, and good financial strength.
Adding significant value was our basket of high-profile food stocks, household products companies, and beverage makers.

We owned Diamond Foods, which processes and distributes nuts and other snack foods. In addition to beating earnings forecasts, the company has continued to upgrade operating performance, expand sales channels, and improve its returns on capital. Another holding was processed food manufacturer H.J. Heinz. The company has streamlined its suite of products and is enjoying strong sales of its top brands. We also held Kimberly-Clark Corp., one of the largest makers of personal-care and paper products, which has benefited from price increases and cost-cutting initiatives.

Top Ten Holdings as of March 31, 2008
                                          % of         % of
                                       net assets   net assets
                                          as of        as of
                                         3/31/08      9/30/07
Bemis Co., Inc.                           3.5%         1.9%
Kimberly-Clark Corp.                      2.9%         1.7%
Portland General Electric Co.             2.7%         2.0%
Southwest Gas Corp.                       2.6%         1.4%
Kraft Foods Inc. Cl A                     2.5%         2.8%
International Speedway Corp.              2.1%         2.0%
iShares S&P MidCap 400 Index Fund         1.8%         3.4%
Speedway Motorsports Inc.                 1.8%         2.6%
Beckman Coulter, Inc.                     1.7%         1.0%
Marshall & IIsley Corp.                   1.7%         1.3%

*The median return for Morningstar's Mid Cap Value category was -0.31% since the fund's inception. ©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
12

NT Mid Cap Value

ALLOCATION TO UTILITIES ADDED VALUE

Security selection in the utilities sector enhanced our results against the benchmark. Notable contributors included Puget Energy Inc. and Dominion
Resources. Puget Energy, which delivers electricity and gas to customers in
Washington State, agreed to be acquired by a private equity group for $30 per share. Dominion Resources, a provider of gas and electric services primarily in Northeastern, Mid-Atlantic and Midwestern states, used proceeds from the sale of some of its exploration and production businesses to repurchase roughly 16% of its outstanding shares through a Dutch auction, in which we participated.

FINANCIALS SLOWED PROGRESS

Despite an underweight position, the broad decline in the financials sector was a drag on both absolute and relative performance. Detracting the most was our greater-than-the-benchmark allocation to thrifts -- specifically MGIC
Investment Corporation, the nation's largest private mortgage insurer, and
Freddie Mac, a stockholder-owned corporation chartered by Congress to keep money flowing to mortgage lenders in support of homeownership. Both stocks declined on news of bigger-than-expected losses resulting from housing weakness and the deterioration of mortgage credit.

Our mix of insurance stocks also hindered progress. A top detractor was Ambac
Financial Group, a leading municipal bond insurer. Its stock declined on concerns about bond insurers in general and the company's exposure to mortgage-related loans.

ENERGY POSITION HAMPERED RESULTS

The portfolio's underweight position in the energy sector -- the top performer in the benchmark -- slowed relative performance. Because of valuations, we did not own some major integrated oil companies and refining companies, such as
Hess Corp. and Chesapeake Energy Corp.

OUTLOOK

We will continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. We see opportunities in health care, consumer staples, and industrials stocks, reflected by our overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller relative weightings in financials, telecommunications, and energy stocks.

Top Five Industries as of March 31, 2008
                                      % of         % of
                                   net assets   net assets
                                      as of        as of
                                     3/31/08      9/30/07
Food Products                         9.2%         9.6%
Insurance                             6.2%         9.0%
Electric Utilities                    5.8%         4.5%
Commercial Banks                      5.8%         9.2%
Gas Utilities                         5.5%         2.0%

Types of Investments in Portfolio
                                      % of         % of
                                   net assets   net assets
                                      as of        as of
                                     3/31/08      9/30/07
Common Stocks                         97.0%        98.4%
Temporary Cash Investments            2.2%         1.5%
Other Assets and Liabilities*         0.8%         0.1%

* Includes securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
NT Mid Cap Value

MARCH 31, 2008

Shares                                                                       Value

Common Stocks -- 97.0%

AIRLINES -- 1.1%
         38,838  Southwest Airlines Co.                                  $ 481,591
                                                                       -----------
AUTO COMPONENTS -- 0.8%
          7,810  Autoliv, Inc.                                             392,062
                                                                       -----------
AUTOMOBILES -- 1.4%
          6,200  Bayerische Motoren Werke AG ORD                           342,232
         16,549  Winnebago Industries, Inc.(1)                             279,678
                                                                       -----------
                                                                           621,910
                                                                       -----------
BEVERAGES -- 2.1%
         14,712  Anheuser-Busch Companies, Inc.                            698,084
          2,800  Coca-Cola Enterprises Inc.                                 67,760
          6,100  Pepsi Bottling Group Inc.                                 206,851
                                                                       -----------
                                                                           972,695
                                                                       -----------
BUILDING PRODUCTS -- 0.4%
         12,663  Masco Corp.                                               251,107
                                                                       -----------
CAPITAL MARKETS -- 2.2%
          6,200  AllianceBernstein Holding L.P.                            392,956
          5,700  Ameriprise Financial Inc.                                 295,545
          5,400  Legg Mason, Inc.                                          302,292
                                                                       -----------
                                                                           990,793
                                                                       -----------
CHEMICALS -- 2.4%
         11,100  Ferro Corp.                                               164,946
          6,498  International Flavors & Fragrances Inc.                   286,237
          7,070  Minerals Technologies Inc.                                443,996
          8,100  Olin Corp.                                                160,056
          1,300  Rohm and Haas Co.                                          70,304
                                                                       -----------
                                                                         1,125,539
                                                                       -----------
COMMERCIAL BANKS -- 5.8%
         14,532  Associated Banc-Corp                                      386,987
         11,505  Commerce Bancshares, Inc.                                 483,555
         33,168  Marshall & Ilsley Corp.                                   769,498
         17,771  South Financial Group Inc. (The)                          264,077
          6,823  SunTrust Banks, Inc.                                      376,220
          6,000  United Bankshares, Inc.                                   159,900
          4,300  Zions Bancorporation                                      195,865
                                                                       -----------
                                                                         2,636,102
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.2%
         11,900  Avery Dennison Corp.                                      586,075
         15,927  HNI Corp.(1)                                              428,277
         12,363  Pitney Bowes, Inc.                                        432,952

Shares                                                                       Value

         10,198  Republic Services, Inc.                                 $ 298,190
         19,496  Waste Management, Inc.                                    654,286
                                                                       -----------
                                                                         2,399,780
                                                                       -----------
COMPUTERS & PERIPHERALS -- 2.1%
         14,014  Diebold, Inc.                                             526,226
         15,300  Emulex Corp.(2)                                           248,472
         12,146  QLogic Corp.(2)                                           186,441
                                                                       -----------
                                                                           961,139
                                                                       -----------
CONTAINERS & PACKAGING -- 3.5%
         62,340  Bemis Co., Inc.                                         1,585,306
                                                                       -----------
DISTRIBUTORS -- 0.8%
          9,756  Genuine Parts Co.                                         392,386
                                                                       -----------
DIVERSIFIED -- 1.8%
         10,896  iShares S&P MidCap 400 Index Fund                         846,728
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
          7,200  McGraw-Hill Companies, Inc. (The)                         266,040
                                                                       -----------
ELECTRIC UTILITIES -- 5.8%
         14,584  Empire District Electric Co.(1)                           295,326
          9,424  IDACORP, Inc.                                             302,605
         54,496  Portland General Electric Co.                           1,228,885
         23,900  Sierra Pacific Resources                                  301,857
         23,200  Westar Energy Inc.                                        528,264
                                                                       -----------
                                                                         2,656,937
                                                                       -----------
ELECTRICAL EQUIPMENT -- 1.3%
         13,200  Hubbell Inc. Cl B                                         576,708
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.7%
          5,829  Littelfuse, Inc.(2)                                       203,840
         28,606  Molex Inc.                                                662,515
         15,724  Tyco Electronics Ltd.                                     539,648
         33,300  Vishay Intertechnology, Inc.(2)                           301,698
                                                                       -----------
                                                                         1,707,701
                                                                       -----------
FOOD PRODUCTS -- 9.2%
         15,500  Campbell Soup Co.                                         526,225
         24,307  ConAgra Foods, Inc.                                       582,153
         11,051  Diamond Foods Inc.                                        200,465
          4,566  General Mills, Inc.                                       273,412
         15,096  H.J. Heinz Co.                                            709,059
         10,206  Hershey Co. (The)                                         384,460
          5,600  Kellogg Co.                                               294,336
         36,535  Kraft Foods Inc. Cl A                                   1,132,951
          8,890  Maple Leaf Foods Inc. ORD                                 113,025
                                                                       -----------
                                                                         4,216,086
                                                                       -----------

------
14

NT Mid Cap Value

Shares                                                                       Value

GAS UTILITIES -- 5.5%
          2,000  AGL Resources Inc.                                       $ 68,640
         20,000  Nicor Inc.                                                670,200
         42,953  Southwest Gas Corp.                                     1,200,966
         17,553  WGL Holdings Inc.                                         562,749
                                                                       -----------
                                                                         2,502,555
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.2%
         11,960  Beckman Coulter, Inc.                                     772,018
          5,300  Boston Scientific Corp.(2)                                 68,211
          3,700  Covidien Ltd.                                             163,725
          5,819  Steris Corp.                                              156,124
         18,757  Symmetry Medical Inc.(2)                                  311,366
                                                                       -----------
                                                                         1,471,444
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
         10,000  LifePoint Hospitals Inc.(2)                               274,700
          5,602  Universal Health Services, Inc. Cl B                      300,771
                                                                       -----------
                                                                           575,471
                                                                       -----------
HEALTH CARE TECHNOLOGY -- 0.3%
          7,500  IMS Health Inc.                                           157,575
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 3.9%
         23,386  International Speedway Corp. Cl A                         963,503
         32,530  Speedway Motorsports Inc.                                 815,527
                                                                       -----------
                                                                         1,779,030
                                                                       -----------
HOUSEHOLD DURABLES -- 1.6%
          7,100  Hunter Douglas N.V. ORD                                   480,148
          3,000  Whirlpool Corp.                                           260,340
                                                                       -----------
                                                                           740,488
                                                                       -----------
HOUSEHOLD PRODUCTS -- 3.5%
          5,300  Clorox Co.                                                300,192
         20,284  Kimberly-Clark Corp.                                    1,309,332
                                                                       -----------
                                                                         1,609,524
                                                                       -----------
INSURANCE -- 6.2%
         13,635  Allstate Corp.                                            655,299
          6,000  Chubb Corp.                                               296,880
         14,539  Gallagher (Arthur J.) & Co.                               343,411
         10,936  Genworth Financial Inc. Cl A                              247,591
          4,543  Hartford Financial Services Group Inc. (The)              344,223
         16,651  Horace Mann Educators Corp.                               291,059
         27,354  Marsh & McLennan Companies, Inc.                          666,071
                                                                       -----------
                                                                         2,844,534
                                                                       -----------

Shares                                                                       Value

LEISURE EQUIPMENT & PRODUCTS -- 1.5%
          7,100  Hasbro, Inc.                                            $ 198,090
          3,900  Polaris Industries Inc.(1)                                159,939
         16,052  RC2 Corp.(2)                                              336,610
                                                                       -----------
                                                                           694,639
                                                                       -----------
MACHINERY -- 3.1%
         52,583  Altra Holdings Inc.(2)                                    707,241
          8,300  Dover Corp.                                               346,774
          7,900  Kaydon Corp.                                              346,889
                                                                       -----------
                                                                         1,400,904
                                                                       -----------
MULTI-UTILITIES -- 3.4%
          6,700  Ameren Corp.                                              295,068
         19,795  Puget Energy, Inc.                                        512,097
         13,560  Wisconsin Energy Corp.                                    596,504
          8,000  Xcel Energy Inc.                                          159,600
                                                                       -----------
                                                                         1,563,269
                                                                       -----------
MULTILINE RETAIL -- 0.2%
          3,600  Family Dollar Stores, Inc.                                 70,200
                                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 2.0%
          3,248  Apache Corp.                                              392,423
          9,242  Equitable Resources Inc.                                  544,354
                                                                       -----------
                                                                           936,777
                                                                       -----------
PAPER & FOREST PRODUCTS -- 1.6%
         12,648  MeadWestvaco Corp.                                        344,279
          6,106  Weyerhaeuser Co.                                          397,134
                                                                       -----------
                                                                           741,413
                                                                       -----------
PHARMACEUTICALS -- 1.3%
         14,100  Bristol-Myers Squibb Co.                                  300,330
          9,352  Watson Pharmaceuticals, Inc.(2)                           274,201
                                                                       -----------
                                                                           574,531
                                                                       -----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.8%
          3,100  Boston Properties Inc.                                    285,417
         12,119  Education Realty Trust, Inc.                              152,336
          6,900  Host Hotels & Resorts Inc.                                109,848
          1,100  Kimco Realty Corp.                                         43,087
          1,300  Public Storage Inc.                                       115,206
         10,200  Rayonier, Inc.                                            443,088
          4,600  Realty Income Corp.(1)                                    117,852
                                                                       -----------
                                                                         1,266,834
                                                                       -----------
ROAD & RAIL -- 0.3%
         11,200  Heartland Express, Inc.(1)                                159,712
                                                                       -----------

------
15

NT Mid Cap Value

Shares                                                                       Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
          9,400  KLA-Tencor Corp.                                        $ 348,740
         12,500  Teradyne, Inc.(2)                                         155,250
                                                                       -----------
                                                                           503,990
                                                                       -----------
SOFTWARE -- 0.6%
         11,335  Synopsys, Inc.(2)                                         257,418
                                                                       -----------
SPECIALTY RETAIL -- 0.8%
         15,062  Lowe's Companies, Inc.                                    345,522
          1,300  Sherwin-Williams Co.                                       66,352
                                                                       -----------
                                                                           411,874
                                                                       -----------
THRIFTS & MORTGAGE FINANCE -- 2.0%
         40,200  People's United Financial, Inc.                           695,862
          8,700  Washington Federal, Inc.                                  198,709
                                                                       -----------
                                                                           894,571
                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
          3,300  Grainger (W.W.), Inc.                                     252,087
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $45,468,001)                                                      44,489,450
                                                                       -----------

Temporary Cash Investments -- 2.2%

Repurchase Agreement, Morgan Stanley Group, Inc., (collateralized by various U.S. Treasury obligations, 7.875%, 2/15/21, valued at
$1,023,010), in a joint trading account at 1.30%, dated 3/31/08,
due 4/1/08 (Delivery value $1,000,036) (Cost $1,000,000)                 1,000,000
                                                                       -----------

Shares                                                                       Value

Temporary Cash Investments -- Securities Lending Collateral(3) -- 1.5%

Repurchase Agreement, Barclays Bank plc, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08 due 4/1/08 (Delivery value
$112,157)                                                                $ 112,150

Repurchase Agreement, BNP Paribas, (collateralized by various U.S.
Government Agency obligations in a pooled account at the lending
agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value $165,636)         165,625

Repurchase Agreement, Deutsche Bank AG, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08 (Delivery value
$195,012)                                                                  195,000

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08, due
4/1/08 (Delivery value $192,601)                                           192,589
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES LENDING COLLATERAL
(Cost $665,364)                                                            665,364
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $47,133,365)                                                      46,154,814
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.7)%                                   (322,874)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $45,831,940
                                                                       ===========

Forward Foreign Currency Exchange Contracts
                                                         Unrealized Gain
    Contracts to Sell      Settlement Date     Value          (Loss)
   105,134  CAD for USD        4/30/08       $ 102,371       $ 1,395
   527,912  Euro for USD       4/30/08         832,395           996
                                             ---------      ---------
                                             $ 934,766       $ 2,391
                                             =========      =========

(Value on Settlement Date $937,157)

------
16

NT Mid Cap Value

Notes to Schedule of Investments

CAD = Canadian Dollar

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Security, or a portion thereof, was on loan as of March 31, 2008.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of March 31, 2008, securities with an aggregate value of $822,380, which represented 1.8% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
17

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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18

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                    10/1/07         3/31/08     10/1/07 - 3/31/08   Expense Ratio*

NT Large Company Value -- Institutional Class
Actual               $1,000         $853.40           $2.87             0.62%
Hypothetical         $1,000        $1,021.90          $3.13             0.62%

NT Mid Cap Value -- Institutional Class
Actual               $1,000         $869.30           $3.74             0.80%
Hypothetical         $1,000        $1,021.00          $4.04             0.80%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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19

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                            NT Large
                                                             Company    NT Mid Cap
                                                               Value         Value
ASSETS

Investment securities, at value (cost of
$105,095,143 and $46,468,001, respectively) --
including $453,863 and $642,526 of securities on
loan, respectively                                      $ 98,798,451   $45,489,450

Investments made with cash collateral received for
securities on loan, at value (cost of $460,200 and
$665,364, respectively)                                      460,200       665,364
                                                        ------------   -----------
Total investment securities, at value (cost of
$105,555,343 and $47,133,365, respectively)               99,258,651    46,154,814

Cash                                                         197,353       119,827

Receivable for investments sold                                   --       908,510

Receivable for forward foreign currency exchange
contracts                                                         --         2,391

Receivable for variation margin on futures contracts           8,265            --

Dividends and interest receivable                            147,181        84,812
                                                        ------------   -----------
                                                          99,611,450    47,270,354
                                                        ------------   -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                         460,200       665,364

Payable for investments purchased                            482,901       742,924

Accrued management fees                                       50,785        30,126
                                                        ------------   -----------
                                                             993,886     1,438,414
                                                        ------------   -----------

NET ASSETS                                              $ 98,617,564   $45,831,940
                                                        ============   ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                30,000,000    30,000,000
                                                        ============   ===========
Outstanding                                               10,161,227     5,072,673
                                                        ============   ===========

NET ASSET VALUE PER SHARE                                      $9.71         $9.04
                                                        ============   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                 $105,597,074   $51,155,655

Undistributed net investment income                           22,354        39,713

Accumulated net realized loss on investment and
foreign currency transactions                              (691,714)   (4,387,284)

Net unrealized depreciation on investments and
translation of assets and liabilities in foreign
currencies                                               (6,310,150)     (976,144)
                                                        ------------   -----------
                                                        $ 98,617,564   $45,831,940
                                                        ============   ===========

See Notes to Financial Statements.

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20

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                           NT Large
                                                            Company     NT Mid Cap
                                                              Value          Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$19,001 and $607, respectively)                         $ 2,302,988      $ 856,473

Interest                                                     96,828         45,424

Securities lending, net                                      14,761          7,519
                                                       ------------    -----------
                                                          2,414,577        909,416
                                                       ------------    -----------

EXPENSES:

Management fees                                             551,429        318,763
Directors' fees and expenses                                  1,675            752

Other expenses                                                  748            986
                                                       ------------    -----------
                                                            553,852        320,501
                                                       ------------    -----------

NET INVESTMENT INCOME (LOSS)                              1,860,725        588,915
                                                       ------------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment and foreign currency transactions                574,349    (2,452,313)

Futures transactions                                      (342,562)             --
                                                       ------------    -----------
                                                            231,787    (2,452,313)
                                                       ------------    -----------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments and translation of assets and
liabilities in foreign currencies                      (12,562,222)    (2,674,647)

Futures                                                    (14,832)             --
                                                       ------------    -----------
                                                       (12,577,054)    (2,674,647)
                                                       ------------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                (12,345,267)    (5,126,960)
                                                       ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                       $(10,484,542)   $(4,538,045)
                                                      =============   ============

See Notes to Financial Statements.

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21

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 2008 AND PERIOD ENDED MARCH 31, 2007
                                NT Large Company Value            NT Mid Cap Value
Increase (Decrease) in
Net Assets                         2008        2007(1)          2008       2007(1)

OPERATIONS

Net investment income
(loss)                      $ 1,860,725    $ 1,078,502     $ 588,915     $ 373,127

Net realized gain (loss)        231,787        239,142   (2,452,313)     2,264,747

Change in net
unrealized appreciation
(depreciation)             (12,577,054)      6,266,904   (2,674,647)     1,698,503
                           ------------   ------------   -----------   -----------
Net increase (decrease)
in net assets resulting
from operations            (10,484,542)      7,584,548   (4,538,045)     4,336,377
                           ------------   ------------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                      (1,863,182)    (1,053,691)     (608,003)     (317,474)

From net realized gains     (1,095,232)       (67,411)   (3,708,762)     (487,808)
                           ------------   ------------   -----------   -----------
Decrease in net assets
from distributions          (2,958,414)    (1,121,102)   (4,316,765)     (805,282)
                           ------------   ------------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                         48,365,507     77,274,602    25,235,011    35,046,933

Payments for shares
redeemed                    (8,275,312)   (11,767,723)   (3,922,971)   (5,203,318)
                           ------------   ------------   -----------   -----------
Net increase (decrease)
in net assets from
capital share
transactions                 40,090,195     65,506,879    21,312,040    29,843,615
                           ------------   ------------   -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                26,647,239     71,970,325    12,457,230    33,374,710

NET ASSETS

Beginning of period          71,970,325             --    33,374,710            --
                           ------------   ------------   -----------   -----------
End of period               $98,617,564    $71,970,325   $45,831,940   $33,374,710
                           ============   ============   ===========   ===========

Undistributed net
investment income               $22,354        $24,811       $39,713       $54,650
                           ============   ============   ===========   ===========

TRANSACTIONS IN SHARES OF THE FUNDS

Sold                          4,428,581      7,544,801     2,465,147     3,435,340
Redeemed                      (732,587)    (1,079,568)     (349,992)     (477,822)
                           ------------   ------------   -----------   -----------
Net increase (decrease)
in shares of the funds        3,695,994      6,465,233     2,115,155     2,957,518
                           ============   ============   ===========   ===========

(1) May 12, 2006 (fund inception) through March 31, 2007.

See Notes to Financial Statements.

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22

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT Large Company Value Fund (NT Large
Company Value) and NT Mid Cap Value Fund (NT Mid Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Income is a secondary objective. The funds pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. NT Large Company Value invests primarily in companies with larger market capitalization. NT Mid Cap
Value invests in mid-sized market capitalization companies. The funds are not permitted to invest in any securities issued by companies assigned the Global
Industry Classification Standard for the tobacco industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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23

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation
(depreciation) on futures, respectively.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

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24

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American
Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for NT Large Company Value ranges from 0.50% to 0.70%. The effective annual management fee for NT Large Company
Value for the year ended March 31, 2008 was 0.62%. The annual management fee for NT Mid Cap Value is 0.80%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc.
(ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                         NT Large Company Value   NT Mid Cap Value
Purchases                      $52,564,898           $95,535,281
Proceeds from sales            $17,348,233           $80,538,028

4. SECURITIES LENDING

As of March 31, 2008, securities in NT Large Company Value and NT Mid Cap
Value valued at $453,863 and $642,526, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $460,200 and $665,364, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

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25

5. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended March 31, 2008 and the period May 12, 2006 (fund inception) through March 31, 2007, were as follows:

                             NT Large Company Value      NT Mid Cap Value
                                2008        2007*        2008        2007*
DISTRIBUTIONS PAID FROM
Ordinary income               $2,544,622  $1,121,102   $3,661,052   $805,282
Long-term capital gains         $413,792          --     $655,713         --

*May 12, 2006 (fund inception) through March 31, 2007.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                              NT Large Company
                                                    Value         NT Mid Cap Value
Federal tax cost of investments                     $106,143,183       $49,075,001
                                                    ============      ============
Gross tax appreciation of investments                 $6,865,760          $957,609
Gross tax depreciation of investments               (13,750,292)       (3,877,796)
                                                    ------------      ------------
Net tax appreciation (depreciation) of
investments                                         $(6,884,532)      $(2,920,187)
                                                    ============      ============
Undistributed ordinary income                            $22,379           $39,728
Accumulated long-term gains                                 $221                --
Capital loss deferrals                                $(117,578)      $(2,443,256)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and on certain futures contracts.

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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26

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2008.

For corporate taxpayers, NT Large Company Value and NT Mid Cap Value hereby designate $2,226,923 and $743,098, respectively, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended
March 31, 2008 as qualified for the corporate dividends received deduction.

NT Large Company Value and NT Mid Cap Value hereby designate $413,792 and
$655,713 of long-term capital gain distributions, respectively, for the fiscal year ended March 31, 2008.

NT Large Company Value and NT Mid Cap Value designate $681,440 and $3,052,152 of distributions as qualified short-term capital gains, respectively, for purposes of Internal Revenue Code Section 871.

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27

FINANCIAL HIGHLIGHTS
NT Large Company Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $11.13     $10.00
                                                                -------   --------
Income From Investment Operations
 Net Investment Income (Loss)                                      0.22       0.18
 Net Realized and Unrealized Gain (Loss)                         (1.29)       1.14
                                                                -------   --------
 Total From Investment Operations                                (1.07)       1.32
                                                                -------   --------
Distributions
 From Net Investment Income                                      (0.22)     (0.18)
 From Net Realized Gains                                         (0.13)     (0.01)
                                                                -------   --------
 Total Distributions                                             (0.35)     (0.19)
                                                                -------   --------

Net Asset Value, End of Period                                    $9.71     $11.13
                                                                =======   ========

TOTAL RETURN(2)                                                 (9.93)%     13.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.62%   0.63%(3)

Ratio of Net Investment Income (Loss) to Average Net Assets       2.10%   2.01%(3)

Portfolio Turnover Rate                                             20%        18%

Net Assets, End of Period (in thousands)                        $98,618    $71,970

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

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28

NT Mid Cap Value

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                   2008    2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $11.28     $10.00
                                                               --------   --------
Income From Investment Operations
 Net Investment Income (Loss)                                   0.16(2)       0.14
 Net Realized and Unrealized Gain (Loss)                         (1.29)       1.44
                                                               --------   --------
 Total From Investment Operations                                (1.13)       1.58
                                                               --------   --------
Distributions
 From Net Investment Income                                      (0.15)     (0.12)
 From Net Realized Gains                                         (0.96)     (0.18)
                                                               --------   --------
 Total Distributions                                             (1.11)     (0.30)
                                                               --------   --------
Net Asset Value, End of Period                                    $9.04     $11.28
                                                               ========   ========

TOTAL RETURN(3)                                                (10.79)%     16.03%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.80%   0.80%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.48%   1.55%(4)

Portfolio Turnover Rate                                            208%       203%

Net Assets, End of Period (in thousands)                        $45,832    $33,375

(1) May 12, 2006 (fund inception) through March 31, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT Large Company Value Fund and NT
Mid Cap Value Fund, two of the mutual funds constituting American Century
Capital Portfolios, Inc. (the "Corporation"), as of March 31, 2008, and the
related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and the period May 12, 2006
(fund inception) to March 31, 2007, and the financial highlights for the year then ended and the period May 12, 2006 to March 31, 2007. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT Large Company Value Fund and NT Mid Cap Value Fund, two of the
mutual funds of American Century Capital Portfolios, Inc. as of March 31,
2008, the results of their operations for the year then ended, the changes in their net assets for the year then ended and the period May 12, 2006 (fund inception) to March 31, 2007, and the financial highlights for the year then ended and the period May 12, 2006 to March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 13, 2008

------
30

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment
Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 105
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
31

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to December 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and services provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------
32

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present) and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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33

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
34

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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35

NOTES

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36

[back cover]

[american century investments logo and text logo ®]

Contact Us

americancentury.com

Automated Information Line . . . . . . . . . . . .        1-800-345-8765

Investor Services Representative . . . . . . . . .        1-800-345-2021 or
                                                          816-531-5575

Business, Not-For-Profit, Employer-Sponsored
Retirement Plans . . . . . . . . . . . . . . . . .        1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies . . .        1-800-345-6488

Telecommunications Device for the Deaf . . . . . .        1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60035N

ITEM 2.  CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Thomas A.  Brown and Gale E.  Sayers are the  registrant's  designated audit committee  financial experts.  They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2007:  $138,928
          FY 2008:  $157,806

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $8,788*
          FY 2008:  $1,498*

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were  refunded as  management  changed service  providers.  Some of the 2007  fiscal year end  services  were received in fiscal year 2008.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2007:  $212,310*
          FY 2008:  $39,525

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were  refunded as  management  changed service  providers.  Some of the 2007  fiscal year end  services  were received in fiscal year 2008.

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)       The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

(b)       Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    May 30, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ Jonathan S. Thomas
By:      ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    May 30, 2008

         /s/ Robert J. Leach
By:      ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    May 30, 2008